PROSPECTUS
$100,000,000
Common Stock
Preferred Stock
Warrants
Debt Securities
        MVC Capital, Inc. is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). Our investment objective is to seek to maximize total return from capital appreciation and/or income. We seek to achieve our investment objective primarily by providing equity and debt financing to small and middle-market companies that are, for the most part, privately owned. No assurances can be given that we will achieve our objective.
      We may offer, from time to time, in one or more offerings or series, together or separately, up to $100,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to, collectively, as the “securities.” The securities may be offered at prices and on terms to be described in one or more supplements to this prospectus.
      Our common stock is traded on the New York Stock Exchange under the symbol “MVC.”
      This prospectus, and the accompanying prospectus supplement, if any, sets forth information about us that a prospective investor should know before investing. It includes the information required to be included in a prospectus and statement of additional information. Please read it before you invest and keep it for future reference. You may request a free copy of this prospectus, and the accompanying prospectus supplement, if any, annual and quarterly reports, and other information about us, and make shareholder inquiries by calling (914) 510-9400, by writing to us or from our website at www.mvccapital.com. Additional information about us has been filed with the Securities and Exchange Commission and is available on the Securities and Exchange Commission’s website at www.sec.gov.

      Investing in our securities involves a high degree of risk. Before buying any securities, you should read the discussion of the material risks of investing in our securities in “Risk Factors” beginning on page 11 of this prospectus.

       Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

      This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

March 8, 2006

      You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in or incorporated by reference in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then.
ABOUT THIS PROSPECTUS
      This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to an aggregate of $100,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Where You Can Find Additional Information” and the section under the heading “Risk Factors” before you make an investment decision.

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PROSPECTUS SUMMARY
      The following summary highlights some of the information in this prospectus. It is not complete and may not contain all the information that you may want to consider. We encourage you to read this entire document and the documents to which we have referred.
      In this prospectus and any accompanying prospectus supplement, unless otherwise indicated, “MVC Capital,” “we,” “us,” “our” or the “Fund” refer to MVC Capital, Inc. and its subsidiary, MVC Financial Services, Inc.
THE COMPANY
      MVC Capital is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “MVC.”
      Although the Fund has been in operation since 2000, the year 2003 marked a new beginning for the Fund. In February 2003, shareholders elected an entirely new board of directors. The board of directors developed a new long-term strategy for the Fund. In September 2003, upon the recommendation of the board of directors, shareholders voted to adopt a new investment objective for the Fund of seeking to maximize total return from capital appreciation and/or income. The Fund’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. With the recommendation of the board of directors, shareholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Fund had experienced significant valuation declines from investments made by the former management team. After only three quarters of operations under the new management team, the Fund posted a profitable third quarter for fiscal 2004 reversing a trend of 12 consecutive quarters of net investment losses. For fiscal 2004, the Fund earned a total of $18,500 in net investment income, reversing a trend of two years of net investment losses. The Fund has maintained its profitability in each of the last six quarters and recorded net investment income of approximately $5.8 million for the fiscal year ended on October 31, 2005. Also, during fiscal 2005, the Fund completed an over-subscribed rights offering which raised in excess of $60,000,000.
ABOUT MVC CAPITAL
      Our investment team is headed by Michael Tokarz, who has over 30 years of lending and investment experience. We have a dedicated originations and transaction development investment team that has significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of our investment team have invested in and managed businesses during both recessionary and expansionary periods and through full interest rate cycles and financial market conditions. As of October 31, 2005, the Fund had nine full-time and one part-time investment professionals as compared to four full-time and three part-time investment professionals at October 31, 2004. We also use the services of other investment professionals with whom we have developed long-term relationships, on an as-needed basis. In addition, we employ four other professionals who manage the operations of the Fund and provide investment support functions both directly and indirectly to our portfolio companies. As we grow, we expect to hire, train, supervise and manage new employees at various levels within the Fund.
      In fiscal 2004, the new management team made seven new investments in a variety of industries pursuant to our new strategy and committed $60,710,000 of capital to these investments. These investments include:

Vestal Manufacturing Enterprises, Inc. (“Vestal”), Octagon Credit Investors, LLC (“Octagon”), Baltic Motors Corporation (“Baltic”), Dakota Growers Pasta Company, Inc. (“Dakota”), Impact Confections, Inc. (“Impact”), Timberland Machines & Irrigation, Inc.(“Timberland”), and Vitality Foodservice, Inc. (“Vitality”).
      The Fund’s positive investment trend has continued during fiscal 2005. During fiscal 2005, the Fund made six new investments and three follow-on investments including the acquisition of additional shares of an existing portfolio company through the re-issuance of a portion of the Fund’s treasury stock. The Fund committed a total of $53,835,871 of capital to these investments. These investments include: JDC Lighting, LLC (“JDC”), SGDA Sanierungsgesellschaft fur Deponien und Altasten mbH (“SGDA”), SP Industries, Inc. (“SP”), BP Clothing, LLC (“BP”), Ohio Medical Corporation (“Ohio”), Amersham Corporation (“Amersham”), Timberland, Vestal, and Impact.
      We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, which can continue to provide us with investment opportunities.
      We are currently working on an active pipeline of potential new investment opportunities. We expect that our equity and loan investments will generally range between $3 million and $25 million each, though we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Fund does not adhere to a specific equity and debt asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses as of the close of each quarter. Our portfolio company investments are typically illiquid and are made through privately negotiated transactions. We generally seek to invest in companies with a history of strong, predictable, positive EBITDA (earnings before interest expense, income tax expense, depreciation and amortization).
      Our portfolio company investments currently consist of common and preferred stock, other forms of equity interest and warrants or rights to acquire equity interests, senior and subordinated loans, and convertible securities. At October 31, 2005, the value of all investments in portfolio companies was approximately $122 million and our gross assets were approximately $201 million.
      We expect that our investments in senior loans and subordinated debt will generally have stated terms of three to ten years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.
      On July 16, 2004, the Fund formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Fund, the Fund’s portfolio companies and other entities (including other private equity firms or business development companies). The Fund does not hold MVCFS for investment purposes. The results of MVCFS are consolidated into the Fund and all inter-company accounts have been eliminated in consolidation.
      Our board of directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a “majority”, as defined in the 1940 Act, of our outstanding voting securities.

COMPETITIVE ADVANTAGES
      We believe that we enjoy the following competitive advantages over various other capital providers to small and middle-market companies:

Existing Investment Platform: As of October 31, 2005, we had approximately $201 million in gross assets under management. The Fund made eleven new investments, two follow-on investments, including the acquisition of additional shares of an existing portfolio company through the re-issuance of the Fund’s treasury stock, pursuant to its new strategy of maximizing capital appreciation and/or income. We believe that our current investment platform provides us with the ability to, among other things, identify unique investment opportunities and conduct marketing activities and extensive due diligence for potential investments.

New Capital Sources: We have ongoing access to sources of capital from the public debt and equity markets. This allows us access to different sources of capital versus private funds within a short time frame.

Oversight: The public nature of the Fund allows for oversight not normally found in a typical private equity firm. This oversight is provided by the Securities and Exchange Commission, the NYSE, the Fund’s board of directors and most importantly, the Fund’s shareholders. The Fund, through its periodic filings with the Securities and Exchange Commission, provides transparency into its investment portfolio and operations thus allowing shareholders access to information about the Fund on a regular basis.

Patient Capital: The Fund’s public nature allows its shareholders to freely trade its stock. Due to this fact, the Fund can be more patient with its invested capital as there is not a limited investment horizon or fund life which is normally seen in typical private equity funds.

Seasoned Management Team: We capitalize on our senior management team’s more than 75 years of combined experience in investing in leveraged loans, high yield bonds, mezzanine debt, distressed debt, private equity transactions and business operations. Collectively, our investment team has significant capital markets, investing and research experience and has invested and managed during both recessionary and expansionary periods and through full interest rate cycles and financial market conditions. We believe that our senior management’s extensive relationships with financial institutions and companies, across a broad range of industries, provides us with the ability to identify and invest in small and middle-market companies.

Counsel to Portfolio Companies: We provide support for our portfolio companies in different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, reviewing monthly/quarterly financial statements, offering advice on improving margins and saving costs, helping to augment the management team, and providing access to external resources (e.g., financial, legal, accounting, or technology).

Diverse Industry Knowledge: We provide financing to companies in a variety of industries. We generally look at companies with secure market niches and a history of predictable or dependable cash flows in which members of our investment team have prior investment experience. We believe that the ability to invest in portfolio companies in various industries has the potential to give our portfolio greater diversity.

Creative and Extensive Transaction Structuring: We are flexible in the types of securities in which we invest and their structures. We believe that our management team’s creativity and flexibility in structuring investments, coupled with our ability to invest in portfolio companies across various industries, gives us the ability to identify unique investment opportunities and provides us with the opportunity to be a “one-stop” capital provider to numerous small and middle-market companies.

Disciplined and Opportunistic Investment Philosophy: Our management’s investment philosophy and method of portfolio construction involves an assessment of the overall macroeconomic environment,

financial markets and company-specific research and analysis. While the composition of our portfolio may change based on our opportunistic investment philosophy, we continue to seek to provide long-term equity and debt investment capital to small and middle-market companies that we believe will provide us strong returns on our investments while taking into consideration the overall risk profile of the specific investment.

Tax Status and Capital Loss Carryforwards: It is the policy of the Fund to meet the requirements for qualification as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not subject to federal income tax to the extent that it distributes substantially all of its investment company taxable income and net realized gains for its taxable year (see “Federal Income Tax Matters”). This allows us to attract different kinds of investors than other publicly held corporations. The Fund is also exempt from excise tax if it distributes 98% of its ordinary income and/or capital gains during each calendar year. As of October 31, 2005, the Fund had a net capital loss carryforward of $78,779,962 of which $33,469,122 will expire in the year 2010, $4,220,380 will expire in the year 2011, $37,794,910 will expire in the year 2012 and $3,295,550 will expire in the year 2013. Capital loss carryforwards may be subject to additional limitations as a result of capital share activity. To the extent future capital gains are offset by capital loss carryforwards, such gains need not be distributed.
OPERATING AND REGULATORY STRUCTURE
      Our tax status generally allows us to “pass-through” our income to our shareholders as dividends without the imposition of corporate level of taxation, if certain requirements are met. See “Federal Income Tax Matters.”
      As a business development company, we are required to meet certain regulatory tests, the most significant relating to our investments and borrowings. We are required to have at least 70% of the value of our total assets invested in “eligible portfolio companies” or cash or cash equivalents. Generally, U.S.-based, privately held or thinly-traded public companies are deemed “eligible portfolio companies” under the 1940 Act. A business development company must also maintain a coverage ratio of assets to borrowings of at least 200%. See “Certain Government Regulations.”
      As a business development company, we must make available significant managerial assistance to our portfolio companies. We provide support for our portfolio companies in several different ways including: offering advice to senior management on strategies for realizing their objectives, advising or participating on their boards of directors, offering ideas to help increase sales, reviewing monthly/quarterly financial statements, offering advice on improving margins and saving costs, helping to augment the management team, and providing access to external resources (e.g., financial, legal, accounting, or technology). We may receive fees for these services.
PLAN OF DISTRIBUTION
      We may offer, from time to time, up to $100,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, on terms to be determined at the time of the offering.
      Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated.
      We may not sell securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such securities. See “Plan of Distribution.”

USE OF PROCEEDS
      We intend to use the net proceeds from the sale of our securities for general corporate purposes, including investing in portfolio companies in accordance with our investment objective and strategy. Pending such investments, we will hold the net proceeds from the sale of our securities in cash or invest all or a portion of such net proceeds in short term, highly liquid investments. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering.
DETERMINATION OF FUND’S NET ASSET VALUE
      Pursuant to the requirements of the 1940 Act, we value our portfolio securities at their current market value or, if market quotations are not readily available, at their estimates of fair values. Because our portfolio company investments generally do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our board of directors. Our board of directors may also hire independent consultants to review our Valuation Procedures or to conduct an independent valuation of one or more of our portfolio investments.
      At October 31, 2005, approximately 60.73% of our total assets represented portfolio investments recorded at fair value. Pursuant to our Valuation Procedures, our Valuation Committee (“Valuation Committee”) (which is currently comprised of three independent directors) determines fair valuations of our portfolio companies on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.”
      There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which we derive a single estimate of fair value. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful or diminished. Conversely, we will record unrealized appreciation if we have an indication (based on a significant development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
DISTRIBUTIONS
      Currently, the Fund has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our board of directors. Most recently, on December 21, 2005, our board of directors declared a dividend of $.12 per share payable on January 31, 2006 to shareholders of record on December 30, 2005.
      We intend to continue to qualify for treatment as a RIC under Subchapter M of the Code. To qualify for such treatment, in addition to meeting other requirements, we must distribute to our shareholders for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net short term capital gains) and (ii) our net tax-exempt interest, if any. See “Federal Income Tax Matters.”
DIVIDEND REINVESTMENT PLAN
      All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (f/k/a EquiServe) (the “Plan Agent”), in additional shares of our common stock. Any shareholder may, of course, elect to receive his or her dividends and distributions in cash. Currently, the Fund has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. If we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the Plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares as is necessary to complete the distribution.
CORPORATE INFORMATION
      Our principal executive office is located at 287 Bowman Avenue, 2nd Floor, Purchase, New York 10577 and our telephone number is (914) 701-0310.
      Our Internet website address is http://www.mvccapital.com. Information contained on our website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus unless otherwise indicated.

RISK FACTORS
      Investment in MVC Capital involves certain significant risks relating to our business and investment objective. We have identified below a summary of these risks. For a more complete description of the risk factors impacting an investment in our securities, we urge you to read the “Risk Factors” section. There can be no assurance that we will achieve our investment objective and an investment in the Fund should not constitute a complete investment program for an investor.
BUSINESS RISKS

•	We depend on key personnel, especially Mr. Tokarz, in seeking to achieve our investment objective.

•	Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.

•	Substantially all of our portfolio investments are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	We may not realize gains from our equity investments.

•	The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.

•	Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.

•	Changes in the law or regulations that govern us could have a material impact on our business.

•	Results may fluctuate and may not be indicative of future performance.

•	Our stock price is subject to market discount risk.

•	We have not established a minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.

•	We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

•	Changes in interest rates may affect our cost of capital and net investment income.

•	We may be unable to meet our covenant obligations under our revolving credit facility which could adversely affect our business.

•	We have a limited operating history upon which you can evaluate our new management team.

•	The Fund’s current management team did not select a portion of our existing investment portfolio.

•	Under our agreement with our Portfolio Manager, he is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation.

•	There are potential conflicts of interest that could impact our investment returns.

•	The war with Iraq, terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.

•	Our financial condition and results of operations will depend on our ability to effectively manage our future growth.

INVESTMENT RISKS

•	Investing in private companies involves a high degree of risk.

•	Our investments in portfolio companies are generally illiquid.

•	Our investments in small and middle-market privately-held companies are extremely risky and the Fund could lose its entire investment.

•	Our borrowers may default on their payments, which may have an effect on our financial performance.

•	Our investments in mezzanine and other debt securities may involve significant risks.

•	When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.

•	We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.

•	Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.

•	Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

•	Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.
OFFERING RISKS

•	Our common stock price can be volatile.

•	Investing in our securities may involve an above average degree of risk.

•	We may allocate the net proceeds from this offering in ways with which you may not agree.

•	Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.

•	Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA
      You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included in this prospectus. Financial information for the fiscal years ended October 31, 2005, 2004 and 2003 are derived from the consolidated financial statements, which have been audited by Ernst & Young LLP, the Fund’s current independent registered public accounting firm. The following selected financial data for the fiscal years ended October 31, 2002 and 2001 are derived from the financial statements, which were audited by the Fund’s former independent public accounting firm. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments), which are necessary to present fairly the results for such interim periods. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 23 for more information.
Selected Consolidated Financial Data

	Year Ended October 31,

	2005	2004	2003	2002	2001

	(In thousands, except per share data)
Operating Data:
Interest and related portfolio income:
Interest and dividend income	$9,457	$2,996	$2,833	$3,740	$9,046
Fee income	1,809	926	62	—	—
Other income	933	64	—	—	—

Total operating income	12,199	3,986	2,895	3,740	9,046
Expenses:
Employee	2,336	1,366	2,476	696	—
Incentive compensation (Note 5)	1,117	—	—	—	—
Administrative	3,052	2,893	8,911 (1)	2,573	—
Management fee	—	—	—	3,593	7,388

Total operating expenses	6,505	4,259	11,387	6,862	7,388

Litigation recovery of management fees (Note 12, 13)	—	370	—	—	—
Net operating income (loss) before taxes	5,694	97	(8,492)	(3,122)	1,658
Tax expense (benefit), net	(101)	79	—	—	—

Net operating income (loss)	5,795	18	(8,492)	(3,122)	1,658
Net realized and unrealized gains (losses):
Net realized gains (losses)	(3,295)	(37,795)	(4,220)	(33,469)	5
Net change in unrealized appreciation (depreciation)	23,768	49,382	(42,771)	(21,765)	(52,994)

Net realized and unrealized gains (losses) on investments	20,473	11,587	(46,991)	(55,234)	(52,989)

Net increase (decrease) in net assets resulting from operations	$26,268	$11,605	$(55,483)	$(58,356)	$(51,331)

Per Share:
Net increase (decrease) in net assets per share resulting from operations	$1.45	$0.91	$(3.42)	$(3.54)	$(3.12)
Dividends per share	$0.24	$0.12	$—	$0.04	$0.34
Balance Sheet Data:
Portfolio at value	$122,298	$78,520	$24,071	$54,194	$90,926
Portfolio at cost	171,591	151,582	146,515	133,864	148,886
Total assets	201,379	126,577	137,880	196,511	255,050
Shareholders’ equity	198,739	115,567	137,008	195,386	254,472
Shareholders’ equity per share (net asset value)	$10.41	$9.40	$8.48	$11.84	$15.42
Common shares outstanding at period end	19,087	12,293	16,153	16,500	16,500
Other Data:
Number of Investments funded in period	9	7	5	10	11
Investments funded($) in period	$53,836	$60,710	$21,955	$26,577	$36,332

	2005				2004				2003

	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3(2)	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1

	(In thousands except per share data)
Quarterly Data (Unaudited):
Total operating income	$3,361	$4,404	$2,439	$1,995	$1,811	$951	$508	$716	$742	$776	$811	$566
Net operating income (loss) before net realized and unrealized gains	1,612	2,480	821	882	665	281	(498)	(430)	(847)	(559)	(5,031)	(2,055)
Net increase (decrease) in net assets resulting from operations	8,933	10,310	4,360	2,665	3,274	4,922	1,104	2,305	(4,660)	(14,382)	(6,649)	(29,792)
Net increase (decrease) in net assets resulting from operations per share	0.46	0.58	0.23	0.18	0.27	0.41	0.09	0.14	(0.29)	(0.89)	(0.41)	(1.83)
Net asset value per share	10.41	10.06	9.64	9.41	9.40	9.25	8.85	8.76	8.48	8.77	9.66	10.06

(1)	The administrative expenses for the year ended October 31, 2003 included approximately $4.0 million of proxy/litigation fees and expenses. These are non-recurring expenses.

(2)	Data for 2004 differs from that which was filed on Form 10-Q on September 9, 2004, due to a reclassification of investment income and related expenses which had previously been accrued for.
FEES AND EXPENSES
      This table describes the various costs and expenses that an investor in our common stock will bear directly or indirectly.

Shareholder Transaction Expenses
Sales load		%(1)
Offering expenses borne by us (as a percentage of offering price)		%(2)
Total shareholder transaction expenses (as a percentage of offering price)		%(3)
Annual Expenses (as a percentage of consolidated net assets attributable to common stock)(4)
Operating expenses	3.69%
Management fees	0.00	%(5)
Interest payments on borrowed funds	0.00	%(6)

Total annual expenses	3.69%

(1)	In the event that the securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by us as a percentage of the offering price.

(3)	The related prospectus supplement will disclose the offering price and the total shareholder transaction expenses as a percentage of the offering price.

(4)	“Consolidated net assets attributable to common stock” equals net assets (i.e., total consolidated assets less total consolidated liabilities) at October 31, 2005.

(5)	We are internally managed by Mr. Tokarz and as such do not pay any “management fees.” Mr. Tokarz is compensated by us pursuant to the terms of his employment agreement (See “Compensation of Executive Officers and Directors — Employment Agreements”).

(6)	The “Interest payments on borrowed funds” represents our interest expense for the year ending October 31, 2005. As of the date of this prospectus, we had no outstanding borrowings; however, we may incur indebtedness and may therefore pay interest in respect thereof in the future pursuant to our credit facility or any offering of debt securities made pursuant to this prospectus or otherwise. For more information, see Risk Factors — “We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Example
      The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in us. In calculating the following expense amounts, we assumed we would have no leverage and that our operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following cumulative expenses on a $1,000 investment, assuming a 5.0% annual return	$37	$113	$191	$394
      Although the example assumes (as required by the SEC) a 5.0% annual return, our performance will vary and may result in a return of greater or less than 5.0%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in the dividend reinvestment plan may receive shares of common stock that we issue at net asset value or are purchased by the administrator of the dividend reinvestment plan, at the market price in effect at the time, which may be at or below net asset value. See “Dividend Reinvestment Plan.”
      The example should not be considered a representation of future expenses, and the actual expenses may be greater or less than those shown.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
      We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act of 1933. The registration statement contains additional information about us and the common stock being offered by this prospectus. You may inspect the registration statement and the exhibits without charge at the SEC at 100 F Street, NE, Washington, DC 20549. You may obtain copies from the SEC at prescribed rates.
      We file annual, quarterly and current reports, proxy statements and other information with the SEC. You can inspect our SEC filings, without charge, at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC 20549. The SEC also maintains a web site at http://www.sec.gov that contains our SEC filings. You can also obtain copies of these materials from the public reference section of the SEC at 100 F Street, NE, Washington, DC 20549, at prescribed rates. Please call the SEC at 1-202-942-8090 for further information on the public reference room. Copies may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by written request to Public Reference Section, Washington, DC 20549-0102. You can also inspect reports and other information we file at the offices of the NYSE, and you are able to inspect those at 20 Broad Street, New York, NY 10005.
RISK FACTORS
      Investing in MVC Capital involves a number of significant risks relating to our business and investment objective. As a result, there can be no assurance that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The Fund’s risk factors include those directly related to the Fund’s business, its investments, and potential offerings.

BUSINESS RISKS

Business risks are risks that are associated with general business conditions, the economy, and the operations of the Fund. Business risks are not risks associated with our specific investments or an offering of our securities.

We depend on key personnel, especially Mr. Tokarz, in seeking to achieve our investment objective.
      We depend on the continued services of Mr. Tokarz and certain other key management personnel. If we were to lose any of these personnel, particularly Mr. Tokarz, it could negatively impact our operations and we could lose business opportunities. Mr. Tokarz has an agreement with the Fund, dated November 1, 2003, which has an initial term of two years. On October 31, 2005, our board of directors and Mr. Tokarz agreed to extend the term of Mr. Tokarz’s agreement with the Fund for an additional year. However, Mr. Tokarz may terminate this agreement, and thus his relationship with the Fund, at any time, upon 30 days’ prior written notice. Accordingly, Mr. Tokarz is not contractually bound to serve the Fund for an extended period of time. Thus, there is a risk that his expertise may, at his discretion, be unavailable to the Fund, which could significantly impact the Fund’s ability to achieve its investment objective.

Our returns may be substantially lower than the average returns historically realized by the private equity industry as a whole.
      Past performance of the private equity industry is not necessarily indicative of that sector’s future performance, nor is it necessarily a good proxy for predicting the returns of the Fund. We cannot guarantee that we will meet or exceed the rates of return historically realized by the private equity industry as a whole. Additionally, our overall returns are impacted by certain factors related to our structure as a publicly-traded business development company, including:

•	the lower return we are likely to realize on short-term liquid investments during the period in which we are identifying potential investments, and

•	the periodic disclosure required of business development companies, which could result in the Fund being less attractive as an investor to certain potential portfolio companies.

Substantially all of our portfolio investments are recorded at “fair value” and, as a result, there is a degree of uncertainty regarding the carrying values of our portfolio investments.
      Pursuant to the requirements of the 1940 Act, because our portfolio company investments do not have readily ascertainable market values, we record these investments at fair value in accordance with Valuation Procedures adopted by our board of directors.
      At October 31, 2005, approximately 60.73% of our total assets represented portfolio investments recorded at fair value.
      There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We specifically value each individual investment and record unrealized depreciation for an investment that we believe has become impaired, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we have an indication (based on a significant development) that the underlying portfolio company has appreciated in value and, therefore, our equity security has also appreciated in value, where appropriate. Without a readily ascertainable market value and because of the inherent uncertainty of fair valuation, fair value of our investments may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      Pursuant to our valuation procedures, our Valuation Committee (which is currently comprised of three independent directors) reviews, considers and determines fair valuations on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.”

Economic recessions or downturns could impair our portfolio companies and harm our operating results.
      Many of the companies in which we have made or will make investments may be susceptible to economic slowdowns or recessions. An economic slowdown may affect the ability of a company to engage in a liquidity event. These conditions could lead to financial losses in our portfolio and a decrease in our revenues, net income and assets.
      Our overall business of making private equity investments may be affected by current and future market conditions. The absence of an active mezzanine lending or private equity environment may slow the amount of private equity investment activity generally. As a result, the pace of our investment activity may slow, which could impact our ability to achieve our investment objective. In addition, significant changes in the capital markets could have an effect on the valuations of private companies and on the potential for liquidity events involving such companies. This could affect the amount and timing of any gains realized on our investments.

We may not realize gains from our equity investments.
      When we invest in mezzanine and senior debt securities, we may acquire warrants or other equity securities as well. We may also invest directly in various equity securities. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive or invest in may not appreciate in value and, in fact, may decline in value. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it would be advantageous to resell. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

The market for private equity investments can be highly competitive. In some cases, our status as a regulated business development company may hinder our ability to participate in investment opportunities.
      We face competition in our investing activities from private equity funds, other business development companies, investment banks, investment affiliates of large industrial, technology, service and financial companies, small business investment companies, wealthy individuals and foreign investors. As a regulated business development company, we are required to disclose quarterly the name and business description of portfolio companies and the value of any portfolio securities. Many of our competitors are not subject to this disclosure requirement. Our obligation to disclose this information could hinder our ability to invest in certain portfolio companies. Additionally, other regulations, current and future, may make us less attractive as a potential investor to a given portfolio company than a private equity fund not subject to the same regulations. Furthermore, some of our competitors have greater resources than we do. Increased competition would make it more difficult for us to purchase or originate investments at attractive prices. As a result of this competition, sometimes we may be precluded from making certain investments.

Loss of pass-through tax treatment would substantially reduce net assets and income available for dividends.
      We have operated to qualify as a RIC. If we meet source of income, diversification and distribution requirements, we will qualify for effective pass-through tax treatment. We would cease to qualify for such pass-through tax treatment if we were unable to comply with these requirements. In addition, we may have difficulty meeting the requirement to make distributions to our shareholders because in certain cases we may recognize income before or without receiving cash representing such income. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce the amount of income available for distribution to our shareholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income we do not distribute. Moreover, if we do not distribute at least 98% of our income, we generally will be subject to a 4% excise tax.

Changes in the law or regulations that govern us could have a material impact on our business.
      We are regulated by the SEC. Changes in the laws or regulations that govern business development companies and RICs may significantly affect our business.

Results may fluctuate and may not be indicative of future performance.
      Our operating results will fluctuate and, therefore, you should not rely on current or historical period results to be indicative of our performance in future reporting periods. In addition to many of the above-cited risk factors, other factors could cause operating results to fluctuate including, among others, variations in the investment origination volume and fee income earned, variation in timing of prepayments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions.

Our stock price is subject to market discount risk.
      As with any stock, the price of our shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Whether investors will realize gains or losses upon the sale of our shares will not depend directly upon our net asset value, but will depend upon the market price of the shares at the time of sale. Since the market price of our shares will be affected by such factors as the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond our control, we cannot predict whether the shares will trade at, below or above our net asset value. Although our shares have recently traded at a premium to our net asset value, historically, our shares, as well as those of other closed-end investment companies, have frequently traded at a discount to their net asset value, which discount often fluctuates over time.

We have not established a minimum dividend payment level and we cannot assure you of our ability to make distributions to our shareholders in the future.
      We cannot assure that we will achieve investment results that will allow us to make cash distributions or year-to-year increases in cash distributions. Our ability to make distributions is impacted by, among other things, the risk factors described in this report. In addition, the asset coverage test applicable to us as a business development company can limit our ability to make distributions. Any distributions will be made at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status and such other factors as our board of directors may deem relevant from time to time. We cannot assure you of our ability to make distributions to our shareholders.

We may borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
      We may borrow money (subject to the 1940 Act limits) in seeking to achieve our investment objective going forward. Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, can increase the risks associated with investing in our securities.
      Under the provisions of the 1940 Act, we are permitted, as a business development company, to borrow money or “issue senior securities” only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.
      We may borrow from, and issue senior debt securities to, banks, insurance companies and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our consolidated assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our consolidated income in excess of consolidated interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our consolidated income would cause net investment income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

Changes in interest rates may affect our cost of capital and net investment income.
      Because we may borrow money to make investments, our net investment income before net realized and unrealized gains or losses, or net investment income, may be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, there can be no assurance that a significant change in market interest rates would not have a material adverse effect on our net investment income. In periods of declining interest rates, we may have difficulty investing our borrowed capital into investments that offer an appropriate return. In periods of sharply rising interest rates, our cost of funds would increase, which could reduce our net investment income. We may use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. We may utilize our short-term credit facilities as a means to bridge to long-term financing. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

We may be unable to meet our covenant obligations under our revolving credit facility which could adversely affect our business.
      On July 20, 2005, the Fund amended its $20 million revolving credit facility (the “Credit Facility”) with LaSalle Bank National Association to increase the maximum aggregate loan amount under the Credit Facility from $20 million to $30 million and extend the maturity date of the Credit Facility from October 6, 2005 to August 31, 2006. The Credit Facility contains covenants that we may not be able to meet. If we cannot meet these covenants, events of default would arise, which could result in payment of the applicable indebtedness being accelerated. In addition, if we require working capital greater than that provided by the Credit Facility, we may be required either to (i) seek to increase the availability under the Credit Facility or (ii) obtain other sources of financing. As of the date of this prospectus, the Fund had no outstanding borrowings.

We have a limited operating history upon which you can evaluate our new management team.
      Although we commenced operations in 2000, we changed our investment objective and strategy in September 2003 from seeking long-term capital appreciation from venture capital investments in information technology companies (primarily in the Internet, e-commerce, telecommunications, networking, software and information services industries) to an objective of seeking to maximize total return from capital appreciation and/or income. We no longer have a strategy seeking to concentrate our investments in the information technology industries and, as a result, our new investments may be in a variety of industries. Therefore, we have only a limited history of operations under our current investment objective and strategy upon which you can evaluate our business.

The Fund’s current management team did not select a portion of our existing investment portfolio.
      As of October 31, 2005, 3.19% of the Fund’s assets are represented by investments made by the Fund’s former management team. These investments were made pursuant to the Fund’s prior investment objective of seeking long-term capital appreciation from venture capital investments in information technology companies. Generally, a cash return may not be received on these investments until a “liquidity event,” i.e., a sale, public offering or merger, occurs. Until then, these legacy investments remain in the Fund’s portfolio. We are managing them to try and realize maximum returns. Nevertheless, because they were not made in accordance with the Fund’s current investment strategy, their future performance may impact our ability to achieve our current objective.

Under our agreement with our Portfolio Manager, he is entitled to compensation based on our portfolio’s performance. This arrangement may result in riskier or more speculative investments in an effort to maximize incentive compensation.
      The way in which the compensation payable to our Portfolio Manager is determined may encourage our team to recommend riskier or more speculative investments and to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would adversely affect our shareholders, including investors in this offering. In addition, key criteria related to determining appropriate investments and investment strategies, including the preservation of capital, might be under-weighted if our Portfolio Manager and his team focus exclusively or disproportionately on maximizing returns.

There are potential conflicts of interest that could impact our investment returns.
      Our officers and directors may serve as officers and directors of entities that operate in the same or similar lines of business as we do. Accordingly, they may have obligations to those entities, the fulfillment of which might not be in the best interests of us or our shareholders. It is possible that new investment opportunities that meet our investment objectives may come to the attention of one of our officers or directors in his or her role as an officer or director of another entity or as an investment professional associated with that entity, and, if so, such opportunity might not be offered, or otherwise made available, to us.

The war with Iraq, terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.
      The war with Iraq, its aftermath and the continuing occupation of Iraq are likely to have a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Furthermore, terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks and armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist events are generally uninsurable.

Our financial condition and results of operations will depend on our ability to effectively manage our future growth.
      Our ability to achieve our investment objectives can depend on our ability to sustain continued growth. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide competent, attentive and efficient services and our access to financing sources on acceptable terms. As we grow, we may need to hire, train, supervise and manage new employees. Failure to effectively manage our future growth could have a material adverse effect on our business, financial condition and results of operations.
INVESTMENT RISKS

Investment risks are risks associated with our determination to execute on our business objective. These risks are not risks associated with general business conditions or those relating to an offering of our securities.

Investing in private companies involves a high degree of risk.
      Our investment portfolio generally consists of loans to, and investments in, private companies. Investments in private businesses involve a high degree of business and financial risk, which can result in substantial losses and accordingly should be considered speculative. There is generally very little publicly available information about the companies in which we invest, and we rely significantly on the due diligence of the members of the Fund’s investment team to obtain information in connection with our investment decisions.

Our investments in portfolio companies are generally illiquid.
      We generally acquire our investments directly from the issuer in privately negotiated transactions. Most of the investments in our portfolio (other than cash or cash equivalents) are typically subject to restrictions on resale or otherwise have no established trading market. We may exit our investments when the portfolio company has a liquidity event, such as a sale, recapitalization or initial public offering. The illiquidity of our investments may adversely affect our ability to dispose of equity and debt securities at times when it may be otherwise advantageous for us to liquidate such investments. In addition, if we were forced to immediately liquidate some or all of the investments in the portfolio, the proceeds of such liquidation could be significantly less than the current value of such investments.

Our investments in small and middle-market privately-held companies are extremely risky and the Fund could lose its entire investment.
      Investments in small and middle-market privately-held companies are subject to a number of significant risks including the following:

•	Small and middle-market companies may have limited financial resources and may not be able to repay the loans we make to them. Our strategy includes providing financing to companies that typically do not have capital sources readily available to them. While we believe that this provides an attractive opportunity for us to generate profits, this may make it difficult for the borrowers to repay their loans to us upon maturity.

•	Small and middle-market companies typically have narrower product lines and smaller market shares than large companies. Because our target companies are smaller businesses, they may be more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. In addition, smaller companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified managerial and technical personnel.

•	There is generally little or no publicly available information about these privately-held companies. Because we seek to make investments in privately-held companies, there is generally little or no publicly available operating and financial information about them. As a result, we rely on our investment professionals to perform due diligence investigations of these privately-held companies, their operations and their prospects. We may not learn all of the material information we need to know regarding these companies through our investigations.

•	Small and middle-market companies generally have less predictable operating results. We expect that our portfolio companies may have significant variations in their operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, finance expansion or maintain their competitive position, may otherwise have a weak financial position or may be adversely affected by changes in the business cycle. Our portfolio companies may not meet net income, cash flow and other coverage tests typically imposed by their senior lenders.

•	Small and middle-market businesses are more likely to be dependent on one or two persons. Typically, the success of a small or middle-market company also depends on the management talents and efforts of one or two persons or a small group of persons. The death, disability or resignation of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us.

•	Small and middle-market companies are likely to have greater exposure to economic downturns than larger companies. We expect that our portfolio companies will have fewer resources than larger businesses and an economic downturn may thus more likely have a material adverse effect on them.

•	Small and middle-market companies may have limited operating histories. We may make debt or equity investments in new companies that meet our investment criteria. Portfolio companies with limited operating histories are exposed to the operating risks that new businesses face and may be particularly susceptible to, among other risks, market downturns, competitive pressures and the departure of key executive officers.

Our borrowers may default on their payments, which may have an effect on our financial performance.
      We may make long-term unsecured, subordinated loans, which may involve a higher degree of repayment risk than conventional secured loans. We primarily invest in companies that may have limited financial resources and that may be unable to obtain financing from traditional sources. In addition, numerous factors may adversely affect a portfolio company’s ability to repay a loan we make to it, including the failure to meet a business plan, a downturn in its industry or operating results, or negative economic conditions. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral.

Our investments in mezzanine and other debt securities may involve significant risks.
      Our investment strategy contemplates investments in mezzanine and other debt securities of privately held companies. “Mezzanine” investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. We may also make senior secured and other types of loans or debt investments. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”). Loans of below investment grade quality have predominantly speculative characteristics with respect to the borrower’s capacity to pay interest and repay principal. Our debt investments in portfolio companies may thus result in a high level of risk and volatility and/or loss of principal.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and management of the company may make decisions that could decrease the value of our portfolio holdings.
      We anticipate making debt and minority equity investments; therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. Due to the lack of liquidity in the markets for our investments in privately held companies, we may not be able to dispose of our interests in our portfolio companies as readily as we would like. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

We may choose to waive or defer enforcement of covenants in the debt securities held in our portfolio, which may cause us to lose all or part of our investment in these companies.
      Some of our loans to our portfolio companies may be structured to include customary business and financial covenants placing affirmative and negative obligations on the operation of each company’s business and its financial condition. However, from time to time, we may elect to waive breaches of these covenants, including our right to payment, or waive or defer enforcement of remedies, such as acceleration of obligations or foreclosure on collateral, depending upon the financial condition and prospects of the particular portfolio company. These actions may reduce the likelihood of our receiving the full amount of future payments of interest or principal and be accompanied by a deterioration in the value of the underlying collateral as many of these companies may have limited financial resources, may be unable to meet future obligations and may go bankrupt. This could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Our portfolio companies may incur obligations that rank equally with, or senior to, our investments in such companies. As a result, the holders of such obligations may be entitled to payments of principal or interest prior to us, preventing us from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization, acquisition, merger or bankruptcy of the relevant portfolio company.
      Our portfolio companies may have other obligations that rank equally with, or senior to, the securities in which we invest. By their terms, such other securities may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in the relevant portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying investors that are more senior than us, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of other securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other investors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company. As a result, we may be prevented from obtaining the full value of our investment in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our portfolio investments may be concentrated in a limited number of portfolio companies, which would magnify the effect if one of those companies were to suffer a significant loss. This could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.
      While we aim to have a broad mix of investments in portfolio companies, our investments, at any time, may be concentrated in a limited number of companies. A consequence of this concentration is that the aggregate returns we seek to realize may be adversely affected if a small number of our investments perform poorly or if we need to write down the value of any one such investment. Beyond the applicable federal income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies. These factors could negatively impact our ability to pay dividends and cause you to lose all or part of your investment.

Investments in foreign debt or equity may involve significant risks in addition to the risks inherent in U.S. investments.
      Our investment strategy has resulted in some investments in debt or equity of foreign companies (subject to applicable limits prescribed by the 1940 Act). Investing in foreign companies can expose us to additional risks not typically associated with investing in U.S. companies. These risks include exchange rates, changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.
OFFERING RISKS
     Offering risks are risks that are associated with an offering of our securities.

Our common stock price can be volatile.
      The trading price of our common stock may fluctuate substantially. The price of the common stock may be higher or lower than the price you pay for your shares, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include the following:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of business development companies or other financial services companies;

•	volatility resulting from trading in derivative securities related to our common stock including puts, calls, long-term equity participation securities, or LEAPs, or short trading positions;

•	changes in regulatory policies or tax guidelines with respect to business development companies or RICs;

•	actual or anticipated changes in our earnings or fluctuations in our operating results or changes in the expectations of securities analysts;

•	general economic conditions and trends;

•	loss of a major funding source; or

•	departures of key personnel.

Investing in our securities may involve an above average degree of risk.
      The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

We may allocate the net proceeds from this offering in ways with which you may not agree.
      We have significant flexibility in investing the net proceeds of an offering of our securities and may use the net proceeds from the offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our securities may have an adverse effect on the market price of our securities.
      Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing shareholders and be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
      In the future, we may attempt to increase our capital resources by making additional offerings of equity or debt securities, including medium-term notes, senior or subordinated notes and classes of preferred stock or common stock. Upon the liquidation of our Fund, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings will receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing shareholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our shareholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us.
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS
      Information contained in this prospectus may contain “forward-looking statements” which can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations or similar words or phrases. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements.
      Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be incorrect. Important assumptions include our ability to originate new investments, maintain certain margins and levels of profitability, access the capital markets for equity and debt capital, the ability to meet regulatory requirements and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described in “Risk Factors” and elsewhere in this prospectus and any exhibits of the registration statement of which this prospectus is a part. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.
USE OF PROCEEDS
      We intend to use the net proceeds from selling securities pursuant to this prospectus for general corporate purposes, including investing in portfolio companies in accordance with our investment objective and strategy and, pending such investments, investing all or a portion of such net proceeds in short term, highly liquid investments or holding such net proceeds in cash or cash equivalents. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. We anticipate that substantially all of the net proceeds of an offering of securities pursuant to this prospectus will be used for the above purposes within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
      Our common stock is traded on the NYSE under the symbol “MVC.” The following table lists the high and low closing sales prices for our common stock, and the closing sales price as a percentage of NAV. On January 31, 2006, the last reported sale price on the NYSE for our common stock was $12.00 and the Fund’s NAV per share was $10.94. To view the Fund’s latest NAV per share, visit the Fund’s Internet website address at http://www.mvccapital.com.

		Closing Sale Price		Premium/Discount	Premium/Discount
				of High Sales	of Low Sales	Declared
	NAV(1)	High	Low	Price to NAV	Price to NAV	Dividends

Year ending October 31, 2004
First Quarter	$8.76	$8.47	$7.83	(3.31)%	(10.62)%	—
Second Quarter	8.85	9.20	8.19	3.95%	(7.46)%	—
Third Quarter	9.25	9.72	8.81	5.08%	(4.76)%	—
Fourth Quarter	9.40	9.47	8.94	0.74%	(4.89)%	$.12
Year ending October 31, 2005
First Quarter	$9.41	$9.55	$8.95	1.49%	(4.89)%	—
Second Quarter	9.64	9.50	9.17	(1.45)%	(4.88)%	—
Third Quarter	10.06	11.34	9.41	12.61%	(6.55)%	$.12
Fourth Quarter	$10.41	$12.22	$10.30	17.39%	1.06%	$.12

(1)	Net asset value is currently calculated and published on a monthly basis. The net asset value shown is as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on shares outstanding at the end of each period.
      At times, our common stock price per share has traded in excess of our net asset value per share. We cannot predict whether our shares of common stock will trade at a premium to net asset value.
      Currently, the Fund has a policy of seeking to pay quarterly dividends to shareholders. Our quarterly dividends, if any, will be determined by our board of directors. Most recently, on December 21, 2005, our board of directors declared a dividend of $.12 per share payable on January 31, 2006 to shareholders of record on December 30, 2005.
      We maintain a dividend reinvestment plan for our registered shareholders. As a result, if our board of directors declares a dividend or distribution, certain shareholders can have any cash dividends and distributions automatically reinvested in additional shares of our common stock. See “Dividend Reinvestment Plan.”

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Overview
      The Fund is a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. The Fund’s investment objective is to seek to maximize total return from capital appreciation and/or income.
      On November 6, 2003, Mr. Tokarz assumed his positions as Chairman and Portfolio Manager of the Fund. He and the Fund’s investment professionals are seeking to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries.
      The investments can include senior or subordinated loans, convertible debt and convertible preferred securities, common or preferred stock, equity interests, warrants or rights to acquire equity interests, and other private equity transactions. In the year ended October 31, 2004, we made seven new investments, committing capital totaling $60,710,000, pursuant to our new investment objective. In the year ended October 31, 2005, we made six new investments and three additional investments in existing portfolio companies, committing capital totaling $53,835,871.
      Prior to the adoption of our current investment objective, the Fund’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Fund’s investments had thus previously focused on investments in equity and debt securities of information technology companies. As of October 31, 2005, 3.19% of the current fair value of our assets consisted of portfolio investments made by the Fund’s former management team pursuant to the prior investment objective. We are, however, seeking to manage these legacy investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.
      Our new portfolio investments are made pursuant to our new objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Under our investment approach, we are permitted to invest, without limit, in any one portfolio company, subject to any diversification limits required in order for us to continue to qualify as a RIC.
      We participate in the private equity business generally by providing privately negotiated long-term equity and/or debt investment capital to small and middle-market companies. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We generally invest in private companies, though, from time to time, we may invest in public companies that may lack adequate access to public capital.
Operating Income
      For the Years Ended October 31, 2005, 2004 and 2003. Total operating income was $12.2 million for the fiscal year ended 2005 and $4.0 million for the fiscal year ended 2004, an increase of $8.2 million. For fiscal year 2004 operating income increased $1.1 million over 2003 operating income of $2.9 million.

For the Year Ended October 31, 2005
      Total operating income was $12.2 million for the year ended October 31, 2005. The increase in operating income over last year was primarily due to the increase in the number of investments that provide the Fund with current income. The main components of investment income were the interest and dividend income earned on loans to portfolio companies and the receipt of closing and monitoring fees from certain portfolio companies by the Fund and MVCFS. The Fund earned approximately $7.53 million in interest and dividend income from investments in portfolio companies. Of the $7.53 million recorded in interest/dividend income, approximately $1.37 million was “payment in kind” interest/dividends. The “payment in kind” interest/dividends are computed at the contractual rate specified in each investment agreement and added to the principal balance of each investment. The Fund’s yielding investments were paying interest to the Fund at various rates from 7% to 17%. Also, the Fund earned approximately $1.93 million in interest income on its cash equivalents and short-term investments. The Fund received fee income and other income from portfolio companies and other entities totaling approximately $1.81 million and $900,000 respectively. Included in other income is flow through income from limited liability companies, cash received from the Mentor Graphics multi-year earnout and a legal settlement of $473,968. See Note 12 “Legal Proceedings” for more information. Without the receipt of this settlement, other income earned for the year ended October 31, 2005, would have been $428,855.

For the Year Ended October 31, 2004
      Total operating income was $4.0 million for the year ended October 31, 2004. The main components of operating income were the interest income earned on loans to portfolio companies and the receipt of closing and monitoring fees from certain portfolio companies by the Fund and MVCFS. The Fund earned approximately $2.3 million in interest income from investments in portfolio companies. Of the $2.3 million recorded in interest income, approximately $100,000 was “payment in kind” interest. The “payment in kind” interest is computed at the contractual rate specified in each investment agreement and added to the principal balance of each investment. The Fund’s yielding investments were paying interest to the Fund at various rates from 10% to 17%. Also, the Fund earned approximately $700,000 in interest income on its cash equivalents and short-term investments. The Fund received fee income and other income from portfolio companies totaling approximately $900,000 and $64,000 respectively.

For the Year Ended October 31, 2003
      Total operating income was $2.9 million for the year ended October 31, 2003. Interest income of approximately $2.9 million was the main component of investment income during fiscal year 2003. In the fiscal year ended 2003, the Fund received approximately $1.5 million in interest income from four portfolio companies. The additional interest income was primarily related to the Fund’s investment in short-term investments.
Operating Expenses
      For the Years Ended October 31, 2005, 2004 and 2003. Operating expenses were $6.5 million for the fiscal year ended 2005 and $4.3 million for the fiscal year ended 2004, an increase of $2.2 million. For fiscal year ended 2004, operating expenses decreased $7.1 million from $11.4 million for the fiscal year ended 2003.

For the Year Ended October 31, 2005
      Operating expenses were $6.5 million or 3.75% of average net assets for the year ended October 31, 2005. Significant components of operating expenses for the year ended October 31, 2005 included salaries and benefits of $2,336,242, estimated incentive compensation expense of $1,117,328, insurance premium expenses of $590,493, legal fees of $529,541 and facilities related expenses of $484,420. Estimated incentive compensation expense is a non-cash, not yet payable, provisional expense relating to Mr. Tokarz’s compensation arrangement with the Fund.
      The increase in the Fund’s operating expenses in 2005 was primarily due to an increase in employees needed to service the larger portfolio and work to continue to grow the Fund. Also, the Fund’s rent and other facility related expenses increased primarily due to the Fund’s procurement of larger office space to accommodate the Fund’s increased number of employees. See Note 10 “Commitments and Contingencies” for more information.
      Pursuant to the terms of the Fund’s agreement with Mr. Tokarz, during the year ended October 31, 2005, the Fund created a provision for $1,117,328 of incentive compensation. This provision for incentive compensation resulted from the determination of the Valuation Committee to increase the fair value of five of the Fund’s portfolio investments: Baltic, Dakota, Octagon, Vestal and Vitality which are subject to the Fund’s agreement with Mr. Tokarz, by an aggregate amount of $5,586,638. This reserve balance of $1,117,328 will remain unpaid and not finally determined until net capital gains are realized, if ever, by the Fund. Pursuant to Mr. Tokarz’s agreement with the Fund, only after a realization event, will the incentive compensation be paid to him. Mr. Tokarz has determined to allocate a portion of his incentive compensation to certain employees of the Fund. During the year ended October 31, 2005, Mr. Tokarz was paid no cash or other compensation. Without this reserve for incentive compensation, operating expenses would have been approximately $5.4 million or 3.10% of average net assets. Please see Note 5 “Incentive Compensation” for more information.
      In February 2005, the Fund renewed its Directors & Officers/ Professional Liability Insurance policies at an expense of approximately $517,000 which is amortized over the twelve month life of the policy. The prior policy premium was $719,000.
      During the year ended October 31, 2005, the Fund paid or accrued $529,541 in legal fees. This amount includes legal fees of $47,171 which were incurred while pursuing a claim against Federal Insurance Company. See Note 12 “Legal Proceedings” for more information. The Fund received $473,964 from the settlement of the legal action which was recorded as “other income.” After fees and expenses the cash received from the settlement was $426,797. Without the legal fees related to the legal action, the Fund would have paid or accrued $482,370 in legal fees.

For the Year Ended October 31, 2004
      Operating expenses were $4.3 million or 3.68% of average net assets for the year ended October 31, 2004. Significant components of operating expenses for the year ended October 31, 2004 included insurance premium expenses of $959,570, salaries and benefits of $1,365,913, legal fees of $810,848, and facilities expense of $90,828.
      In February 2003, the former management of the Fund (“Former Management”) entered into new Directors & Officers/ Professional Liability Insurance policies with total premiums of approximately $1.4 million. The cost was amortized over the life of the policy, through February 2004, at which time at new policy was entered into with a premium of approximately $719,000. For the year ended October 31, 2004, the Fund expensed $959,570 in insurance premiums.
      During the year ended October 31, 2004, the Fund paid or accrued $810,848 in legal fees (compared to $1.5 million in 2003). Legal expenses included fees of $124,787 incurred while pursuing action against the Fund’s former advisor, meVC Advisers, Inc. (the “Former Adviser”) for the reimbursement of management fees which were alleged to be excessive. See Note 12 “Legal Proceedings” for more information. The Fund received $370,000 from the settlement of the legal action. After fees and expenses, the cash received from the settlement was $245,213. Without the legal fees related to this litigation, the Fund would have paid or accrued $686,061 in legal fees. The legal expenses for the year ended October 31, 2004, were reflective of a decreased need for legal counsel due to the redefinition of the Fund’s direction by Management.
      On January 21, 2004, the Fund reached an agreement with the property manager at 3000 Sand Hill Road, Menlo Park, California to terminate its lease at such location. Under the terms of the agreement, the Fund bought-out its lease directly from the property manager, for an amount equal to $232,835. As a result, the Fund recovered approximately $250,000 of the remaining reserve established at October 31, 2003. Without the recovery of the reserve, the gross facilities expense for the year ended October 31, 2004 would have been approximately $340,828.

For the Year Ended October 31, 2003
      Operating expenses were $11.4 million or 7.01% of average net assets for the year ended October 31, 2003. Significant components of operating expenses for the year ended October 31, 2003 included proxy/litigation fees & expenses of $4.0 million (discussed below), salaries and benefits of $2.5 million, legal fees of $1.5 million, facilities costs of $1.3 million, insurance premium expenses of $1.1 million, directors’ fees of $455,000, and administration fees of $139,000.
      During the year ended October 31, 2003, the Fund paid or incurred $4.0 million for legal and proxy solicitation fees and expenses, which included $2.2 million accrued and paid at the direction of the Fund’s board of directors, to reimburse the legal and proxy solicitation fees and expenses of two major Fund shareholders, Millenco, L.P. and Karpus Investment Management, including Millenco’s costs of obtaining a judgment against the Fund in the Delaware Chancery Court and costs associated with the proxy process and the election of the current board of directors. A review was made of the Fund’s rights of reimbursement for expenses and losses to determine what amounts, if any, could be recovered from the Fund’s insurance carrier.
      During the year ended October 31, 2003, the Fund paid or accrued $2.5 million in salaries and benefits.
      During the year ended October 31, 2003, the Fund paid or accrued an additional $1.5 million in legal fees.
      During the year ended October 31, 2003, the Fund paid or accrued $1.3 million in facilities expenses. Included in that expense was an accrual of $547,250 for future payments for the Fund’s property lease at 3000 Sand Hill Road, Building 1 Suite 155, Menlo Park, CA for the remainder of the lease through October 2005.
      During the year ended October 31, 2003, the Fund paid or accrued $455,000 in directors’ fees. On July 1, 2003, the current board of directors reduced their fees by 50% through October 31, 2003.
      In February 2003, Former Management entered into new Directors & Officers/ Professional Liability Insurance policies with a premium of approximately $1.4 million. The cost was amortized over the life of the policy, through February 2004. For the year ended October 31, 2003, the Fund had expensed $1.1 million in insurance premiums.
Realized Gains and Losses on Portfolio Securities
      For the Years Ended October 31, 2005, 2004 and 2003. Net realized losses for the years ended October 31, 2005 and 2004 were $3.3 million and $37.8 million, respectively, a decrease of $34.5 million. Net realized losses for the year ended October 31, 2003 were $4.2 million which was $33.6 million less than fiscal year 2004.

For the Year Ended October 31, 2005
      Net realized losses for the year ended October 31, 2005 were $3.3 million. The significant components of the Fund’s net realized loss for the year ended October 31, 2005 were realized gains on the Fund’s investments in Sygate Technologies, Inc. (“Sygate”), Mentor Graphics Corp. (“Mentor Graphics”) and BlueStar Solutions, Inc. (“BlueStar”) which were offset by realized losses on CBCA, Inc. (“CBCA”), Phosistor Technologies, Inc. (“Phosistor”) and ShopEaze Systems, Inc. (“ShopEaze”).
      During the year ended October 31, 2005, the Fund sold its entire investment in Sygate and received net proceeds of $14.4 million. In addition, approximately $1.6 million or 10% of proceeds from the sale were deposited in an escrow account for approximately one year. Due to the contingencies associated with the escrow, the Fund did not place any value on the proceeds deposited in escrow and did not factor such proceeds into the Fund’s NAV. The realized gain from the $14.4 million in net proceeds received was $10.4 million. The Fund also sold 685,679 shares of Mentor Graphics receiving net proceeds of approximately $9.0 million and a realized gain on the shares sold of approximately $5.0 million. The Fund also received approximately $300,000 from the release of money held in escrow in connection with the Fund’s sale of its investment in BlueStar in 2004 (see below).
      The Fund realized losses on CBCA of approximately $12.0 million, Phosistor of approximately $1.0 million and ShopEaze of approximately $6.0 million. The Fund received no proceeds from these companies and they have been removed from the Fund’s portfolio. The Valuation Committee previously decreased the fair value of the Fund’s investment in these companies to zero and as a result, the realized losses were offset by reductions in unrealized losses. Therefore, the net effect of the transactions on the Fund’s consolidated statement of operations and NAV was zero for the fiscal year ended October 31, 2005.

For the Year Ended October 31, 2004
      Net realized losses for the year ended October 31, 2004 were $37.8 million. The significant components of the Fund’s realized losses for the year ended October 31, 2004 were transactions with PTS Messaging, Inc. (“PTS Messaging”), Ishoni Networks, Inc. (“Ishoni”), Synhrgy HR Technologies, Inc. (“Synhrgy”), BlueStar and DataPlay, Inc. (“DataPlay”).
      The Fund had a return of capital from PTS Messaging with proceeds totaling approximately $102,000 from the initial and final disbursement of assets and a realized loss totaling approximately $11.6 million. As of October 31, 2004 the Fund no longer held an investment in PTS Messaging. The Valuation Committee previously decreased the fair value of the Fund’s investment in PTS Messaging to zero.
      The Fund also realized a loss on Ishoni of approximately $10.0 million. The Fund received no proceeds from the dissolution of this company and the investment has been removed from the Fund’s portfolio. The Valuation Committee previously decreased the fair value of the Fund’s investment in Ishoni to zero.
      There was a gain of $39,630 representing proceeds received from the cashless exercise of the Fund’s warrants of Synhrgy in conjunction with the early repayment by Synhrgy of the balance of Synhrgy’s credit facility.
      On August 26, 2004, Affiliated Computer Services, Inc. (“ACS”) acquired the Fund’s portfolio company BlueStar in a cash transaction. The Fund received approximately $4.5 million for its investment in BlueStar. The amount received included up to $459,000 in contingent payments that were held in escrow. The carrying value of the BlueStar investment was $3.0 million. The Fund realized a loss of approximately $8.8 million, which was offset by a decrease in unrealized loss by the same amount. The effect of the transaction on the Fund was an increase in assets by $1.1 million. After the sale, the Fund no longer held an investment in BlueStar.
      On August 29, 2004, the Fund entered into a transaction pursuant to which it received 602,131 Series A-1 preferred shares of DPHI, Inc. (“DPHI”), which purchased the assets of DataPlay out of bankruptcy in late 2003. The Fund’s legal fees in connection with the transaction were approximately $20,000. The shares of DPHI were received in exchange for the Fund’s seven promissory notes in DataPlay. The 2,500,000 shares of DataPlay Series D Preferred Stock were removed from the books of the Fund for a realized loss of $7.5 million. The unrealized loss had previously been recorded; therefore, the net effect of the transaction was zero.

For the Year Ended October 31, 2003
      Net realized losses for the year ended October 31, 2003 were $4.2 million.
      Realized losses for 2003 resulted mainly from (i) the write-off of Cidera, Inc. due to its ceasing operations, resulting in a realized loss of $3.75 million, (ii) the return of capital disbursement from EXP Systems, Inc. to its preferred shareholders, resulting in a realized loss of approximately $178,000, and (iii) the partial return of the Fund’s investment in BS Management resulting in a loss of approximately $322,000.
Unrealized Appreciation and Depreciation of Portfolio Securities
      For the Years Ended October 31, 2005, 2004 and 2003. The Fund had a net change in unrealized appreciation on portfolio investments of $23.8 million for the year ended October 31, 2005. The Fund had a net change in unrealized appreciation on portfolio investments of $49.4 million and a change in unrealized depreciation on portfolio investments $42.8 million for the years ended October 31, 2004 and 2003.

For the Year Ended October 31, 2005
      The Fund had a net change in unrealized appreciation on portfolio investments of $23.8 million for the year ended October 31, 2005. The change in unrealized appreciation on investment transactions for the year ended October 31, 2005 primarily resulted from the Valuation Committee’s determinations to increase the fair value of the Fund’s investments in Baltic by $1.5 million, Dakota by $514,000, Octagon by $1,022,638, Sygate by $7.5 million, Vendio Services, Inc. (“Vendio”) by $1,565,999, Vestal by $1.85 million and Vitality by $700,000. The increase in the fair value of these portfolio investments resulted in a change in unrealized appreciation of approximately $14.7 million. Other key components were the realization of a $10.4 million gain on the sale of the Fund’s investment in Sygate, a $5.0 million gain on the sale of the Fund’s investment in Mentor Graphics, the $19.0 million depreciation reclassification from unrealized to realized caused by the removal of CBCA, Phosistor and ShopEaze from the Fund’s books and the $500,000 decrease in unrealized caused by repayment in full of the Arcot Systems, Inc. (“Arcot”) loan which was being carried below cost.

For the Year Ended October 31, 2004
      Net change in unrealized appreciation for the year ended October 31, 2004 was $49.4 million. The net change in unrealized appreciation on investment transactions for the year ended October 31, 2004 resulted mainly from the $37.8 million reclassification from unrealized depreciation to realized loss caused by the sale or disbursement of assets from PTS Messaging, Ishoni, Synhrgy, BlueStar and DataPlay (See realized gains and losses on sales of Portfolio Securities). This net decrease also resulted from the determinations of the Valuation Committee to (i) increase the fair value of the Fund’s investments in 0-In Design Automation, Inc. (“0-In”) by $5 million, Sygate by $1.5 million, BlueStar by $1.5 million, Vendio by $634,000 and Integral Development Corp. (“Integral”) by $989,000 and (ii) decrease the fair value of the Fund’s investments in Actelis Networks, Inc. (“Actelis”) by $1,000,000, CBCA by $500,000, and Sonexis, Inc. (“Sonexis”) by $500,000.
      The Fund also sold its investment in 0-In for 685,679 shares of Mentor Graphics in a tax-free exchange. Of these shares, 603,396 are freely tradable and valued daily at market price. As of October 31, 2004 these shares had an unrealized gain of approximately $3.0 million above the Fund’s cost basis in 0-In and $6.0 million above 0-In’s carrying value at October 31, 2003.

For the Year Ended October 31, 2003
      Net change in unrealized depreciation for the year ended October 31, 2003 was $42.8 million. Such net change in unrealized depreciation on investment transactions for 2003 resulted from the determinations of the Valuation Committee of the former board of directors of the Fund (the “Former Valuation Committee” of the “Former Board”) and/or the Valuation Committee of the current board of directors (the “Current Valuation Committee”) to mark down the fair value of the Fund’s investments in Actelis, Arcot, BlueStar, BS Management, CBCA, Endymion Systems, Inc., Foliofn, Inc., Integral, Ishoni, Lumeta Corporation, Mainstream Data, Inc., PTS Messaging, Phosistor, ProcessClaims, Inc., DataPlay, SafeStone Technologies PLC, Sonexis, Vendio, Yaga, Inc., and 0-In. The Former Valuation Committee decreased the fair value of the Fund’s investments by $6.6 million and the Current Valuation Committee marked down the fair value of the Fund’s investments by an additional $36.2 million. The Former Valuation Committee and/or the Current Valuation Committee determined to decrease the carrying value of the investments for a variety of reasons including, but not limited to, portfolio company operating and financial performance, prospects of a particular sector, data on purchases or sales of similar interests of the portfolio company, cash consumption, cash on-hand, valuation comparables, the likelihood of a company being able to attract further financing, a third party valuation event, cramdowns, limited liquidity options, and a company’s likelihood or ability to meet financial obligations.
Portfolio Investments
      For the Years Ended October 31, 2005 and 2004. The cost of the portfolio investments held by the Fund at October 31, 2005 and at October 31, 2004 was $171.6 million and $151.8 million, respectively, an increase of $19.8 million. The aggregate fair value of portfolio investments at October 31, 2005 and at October 31, 2004 was $122.3 million and $78.5 million, respectively, an increase of $43.8 million. The cost and aggregated fair value of short-term securities held by the Fund at October 31, 2005 and at October 31, 2004 was $51.0 million and $34.1 million, respectively, an increase of $16.9 million. The cost and aggregate fair value of cash and cash equivalents held by the Fund at October 31, 2005 and at October 31, 2004 was $26.3 million and $13.2, respectively, an increase of approximately $13.1 million.

For the Year Ended October 31, 2005
      During the year ended October 31, 2005, the Fund made six new investments, committing capital totaling approximately $48.8 million. The investments were made in JDC, SGDA, SP, BP, Ohio and Amersham. The amounts invested were $3.0 million, $5.8 million, $10.5 million, $10 million, $17 million and $2.5 million respectively.
      The Fund also made three follow-on investments in existing portfolio companies committing capital totaling approximately $5.0 million. In December 2004 and January 2005, the Fund invested a total of $1.25 million in Timberland in the form of subordinated bridge notes. On April 15, 2005, the Fund re-issued 146,750 shares of its treasury stock at the Fund’s NAV per share of $9.54 in exchange for 40,500 shares of common stock of Vestal. On July 8, 2005 the Fund extended Timberland a $3.25 million junior revolving note. According to the terms of the note, Timberland immediately drew $1.3 million from the revolving note and used the proceeds to repay the subordinated bridge notes in full. The repayment included all outstanding principal and accrued interest. On July 29, 2005, the Fund invested an additional $325,000 in Impact in the form of a secured promissory note.
      In April 2005, Octagon drew $1.5 million from the senior secured credit facility provided to it by the Fund and repaid it in full during June 2005.
      During 2005, SGDA drew approximately $1.2 million from the revolving credit facility provided to it by the Fund. As of October 31, 2005, all amounts drawn from the facility remained outstanding.
      On July 14, 2005 and September 28, 2005, Timberland drew an additional $1.5 million and $425,000, respectively, from the revolving note mentioned above. As of October 31, 2005, the note was drawn in full and the balance of $3.25 million remained outstanding.
      Also, during the year ended October 31, 2005, the Fund sold its entire investment in Sygate and received $14.4 million in net proceeds. In addition, approximately $1.6 million or 10% of proceeds from the sale were deposited in an escrow account for approximately one year. Due to the contingencies associated with the escrow, the Fund did not place any value on the proceeds deposited in escrow and did not factor such proceeds into the Fund’s NAV. The realized gain from the $14.4 million in net proceeds received was $10.4 million. The Fund also sold 685,679 shares of Mentor Graphics receiving net proceeds of approximately $9.0 million and a realized gain on the shares sold of approximately $5.0 million. The Fund also received approximately $300,000 from the escrow related to the 2004 sale of BlueStar.
      The Fund realized losses on CBCA of approximately $12.0 million, Phosistor of approximately $1.0 million and ShopEaze of approximately $6.0 million. The Fund received no proceeds from these companies and they have been removed from the Fund’s portfolio. The Valuation Committee previously decreased the fair value of the Fund’s investments in these companies to zero. Therefore, the net effect of the transactions on the Fund’s consolidated statement of operations and NAV for the fiscal year ended October 31, 2005, was zero.
      On December 21, 2004, Determine Software, Inc. (“Determine”) prepaid its senior credit facility from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $1.64 million. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its 2,229,955 Series C warrants for no consideration.
      On July 5, 2005, Arcot prepaid its senior credit facility from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $2.55 million. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its warrants to Arcot for no consideration.
      The Fund continued to receive principal repayments on the debt securities of Integral and BP. Integral made payments during the year ended October 31, 2005, according to its credit facility agreement totaling $1,683,336. BP made two quarterly payments during the year ended totaling $833,333. Also, the Fund received a one time, early repayment on Vestal’s debt securities totaling $100,000.

      During the year ended October 31, 2005, the Valuation Committee increased the fair value of the Fund’s investments in Baltic by $1.5 million, Dakota by $514,000, Octagon by $1,022,638, Sygate by $7.5 million (which was later realized), Vendio by $1,565,999, Vestal by $1,850,000 and Vitality by $700,000. In addition, increases in the cost basis and fair value of the Octagon loan, Impact loan, Timberland loan, Vitality Series A preferred stock, JDC loan and SP loans were due to the receipt of “payment in kind” interest/dividends totaling $1,370,777. Also during the year ended October 31, 2005, the undistributed allocation of flow through income from the Fund’s equity investment in Octagon increased the cost basis and fair value of the investment by $114,845.
      At October 31, 2005, the fair value of all portfolio investments, exclusive of short-term securities, was $122.3 million with a cost of $171.6 million. At October 31, 2004, the fair value of all portfolio investments, exclusive of short-term securities, was $78.5 million with a cost of $151.6 million.

For the Year Ended October 31, 2004
      During the year ended October 31, 2004, the Fund made seven new investments, committing capital totaling $60.7 million. The investments were made as follows: Vestal, $1,450,000, Octagon, $5,560,000, Baltic, $10,500,000, Dakota, $5,000,000, Impact, $7,700,000, Timberland, $10,500,000 and Vitality, $15,000,000. No additional investments were made in existing portfolio companies.
      The Fund had a return of capital from PTS Messaging with proceeds totaling approximately $102,000 from the initial and final disbursement of assets and a realized loss totaling approximately $11.6 million. As of October 31, 2004 the Fund no longer held an investment in PTS Messaging. The market value of PTS Messaging was previously written down to zero.
      The Fund also realized a loss on Ishoni of approximately $10.0 million. The Fund received no proceeds from the dissolution of this company and the investment was removed from the Fund’s portfolio. The market value of Ishoni was previously written down to zero.
      There was a gain of $39,630 representing proceeds received from the cashless exercise of the Fund’s warrants of Synhrgy in conjunction with the early repayment by Synhrgy of the $4.9 million remaining balance of the Fund’s credit facility.
      On August 26, 2004, ACS acquired the Fund’s portfolio company BlueStar in a cash transaction. The Fund received approximately $4.5 million for its investment inBlueStar. The amount received included up to $459,000 in contingent payments that were held in escrow. The carrying value of the BlueStar investment was $3.0 million with zero value attributed to the contingent payments. The Fund realized a loss of approximately $8.8 million, which was offset by a decrease in unrealized loss by the same amount. The effect of the transaction on the Fund was an increase in assets by $1.1 million. After the sale, the Fund no longer held any investment in BlueStar.
      On September 1, 2004, Mentor Graphics acquired the Fund’s portfolio company 0-In. The Fund received 685,679 common shares of Mentor stock for its investment in 0-In. Of these shares, approximately 82,283 were deposited in escrow for one year. The Valuation Committee determined to carry the escrow shares at zero because it was unable to determine how many shares, if any, the Fund would receive from the escrow. The 603,396 freely tradable shares received at the time of the exchange had a market value of approximately $6.6 million. The Fund’s carrying value of the 0-In investment was $6.0 million. The effect of the transaction on the Fund was an increase in assets and unrealized gain of approximately $0.6 million. The freely tradable shares were then valued at their market price and at October 31, 2004, the market value of the 603,396 freely tradable shares was approximately $7 million. The terms of the acquisition also include a multi-year earn-out, based upon future revenues, under which the Fund may be entitled to receive additional cash consideration. After the exchange, the Fund no longer held any investment in 0-In.
      The Fund received the monthly principal repayments on the credit facilities of Integral, Arcot, and Determine. Each made payments according to its respective credit facility agreement totaling the following amounts: Integral $1,683,336, Arcot $1,402,780 and Determine $392,778.

      For the year ended October 31, 2004, the Valuation Committee increased the fair value of the Fund’s investments in 0-In by $5 million, Sygate by $1.5 million, BlueStar by $1.5 million, Vendio by $634,000 and Integral by $989,000 and wrote down the fair value of the Fund’s investments in Actelis by $1,000,000, CBCA by $500,000, and Sonexis by $500,000.
      At October 31 2004, the fair and market value of all portfolio investments, exclusive of short-term securities, was $78.5 million with a cost of $151.6 million.

Portfolio Companies
      During the year ended October 31, 2005, the Fund had investments in the following portfolio companies:

Actelis Networks, Inc.
      Actelis Networks, Inc. (“Actelis”), Fremont, California, provides authentication and access control solutions designed to secure the integrity of e-business in Internet-scale and wireless environments.
      At October 31, 2004 the Fund’s investment in Actelis consisted of 1,506,025 shares of Series C Preferred Stock at a cost of $5.0 million. On December 2, 2004 the Fund’s shares in Actelis underwent a 10 for 1 reverse stock split as a part of a new financing in which the Fund did not participate. After the reverse split and at October 31, 2005, the Fund’s investment in Actelis consisted of 150,602 shares of Series C Preferred Stock at a cost of $5.0 million. The investment has been assigned a fair value of $0.

Amersham Corp.
      Amersham Corp. (“Amersham”), Louisville, Colorado, is a manufacturer of precision machined components for the automotive, furniture, security and medical device markets.
      During fiscal year 2005 the Fund made an investment in Amersham. The Fund’s investment in Amersham consists of $2.5 million in purchased notes, bearing interest at 10%. The notes have a maturity date of June 29, 2010. The notes have a principal face amount and cost basis of $2.5 million.
      At October 31, 2005, the notes had an outstanding balance, cost and fair value of $2.5 million.

Arcot Systems, Inc.
      Arcot Systems, Inc. (“Arcot”), Santa Clara, California, develops solutions to address the challenges of securing e-business applications in Internet-scale and transactional environments.
      At October 31, 2004, the Fund’s investment in Arcot consisted of an outstanding balance on the loan of $3.65 million with a cost of $3.63 million. The investment was assigned a fair value of $2.0 million and the warrants were assigned a fair value of $0.
      On July 5, 2005, Arcot repaid its loan from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $2.55 million. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its warrants for no consideration.
      As of October 31, 2005, the Fund no longer held any investment in Arcot.

Baltic Motors Corporation
      Baltic Motors Corporation (“Baltic”), Purchase, New York, is a U.S. company focused on the importation and sale of Ford and Land Rover vehicles and parts throughout Latvia, a member of the European Union.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in Baltic consisted of 54,947 shares of Common Stock at a cost of $109.20 per share or $6.0 million and a mezzanine loan with a cost basis of $4.5 million. The loan has a maturity date of June 24, 2007 and earns interest at 10% per annum.
      At October 31, 2004, the investment in Baltic was assigned a fair value of $10.5 million.

      Effective July 29, 2005, the Valuation Committee increased the fair value of the Fund’s equity investment in Baltic by $1.5 million from $6 million to $7.5 million.
      At October 31, 2005, the Fund’s investment in Baltic was assigned a fair value of $12 million. Michael Tokarz, Chairman of the Fund, Frances Spark and Chris Sullivan, employees of the Fund, serve as directors for Baltic.

BP Clothing, LLC
      BP Clothing, LLC (“BP”), Pico Rivera, California, is a company which designs, manufactures, markets and distributes, Baby Phat(R), a line of women’s clothing.
      The Fund’s investment in BP consists of a $10 million second lien loan bearing interest at LIBOR plus 8% for the first year and variable interest rates for the remainder of the four year term. The loan has a $10.0 million principal face amount and was issued at a cost basis of $10.0 million. The loan’s cost basis was subsequently discounted to reflect loan origination fees received.
      On June 30, 2005, the Fund received it first quarterly principal repayment of approximately $208,000. The first repayment was prorated for the amount of the quarter the loan was outstanding. All subsequent quarterly principal repayments will total $625,000 with the remaining balance due upon maturity.
      On September 30, 2005, the Fund received its scheduled quarterly principal repayment of approximately $625,000.
      At October 31, 2005, the loan had an outstanding balance of $9.17 million with a cost of $9.0 million. The loan was assigned a fair value of $9.17 million.

CBCA, Inc.
      CBCA, Inc. (“CBCA”), Oakland, California, has developed an automated health benefit claims processing and payment system that includes full website functionality.
      At October 31, 2004, the Fund’s investment in CBCA consisted of 753,350 shares of Common Stock with a cost basis of $12.0 million. The investment had a fair value of $0.
      During the year ended October 31, 2005, CBCA was purchased by an outside party for its outstanding liabilities and the Fund’s Shares of Common Stock in CBCA were cancelled without any consideration or payment.
      As a result, a realized loss of approximately $12.0 million was recognized which was offset by a reduction in unrealized loss by the same $12.0 million. Therefore, the net effect of the cancellation of the common stock on this investment was zero. At October 31, 2005, the Fund no longer held any investment in CBCA.

Dakota Growers Pasta Company, Inc.
      Dakota Growers Pasta Company, Inc. (“Dakota”), Carrington, North Dakota, is the third largest manufacturer of dry pasta in North America and a market leader in private label sales. Dakota and its partners in DNA Dreamfields Company, LLC introduced a new process that is designed to reduce the number of digestible carbohydrates found in traditional pasta products.
      At October 31, 2004, the Fund’s investment in Dakota consisted of 909,091 shares of Common Stock with a cost and assigned fair value of $5.0 million.
      Effective July 29, 2005, the Valuation Committee increased the fair value of the Fund’s equity investment in Dakota by $514,000 from $5 million to $5,514,000.
      At October 31, 2005, the Fund’s investment in Dakota was assigned a fair value of $5.5 million. Michael Tokarz, Chairman of the Fund, serves as a director of Dakota.

Determine Software, Inc.
      Determine Software, Inc. (“Determine”), San Francisco, California, is a provider of web-based contract management software.
      At October 31, 2004, the Fund’s investment in Determine consisted of a loan which had an outstanding balance of $1.63 million with a cost of $1.62 million. The investment had been assigned a fair value of $1.62 million and the warrants had been assigned a fair value of $0.
      On December 21, 2004, Determine repaid its loan from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $1.64 million. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its 2,229,955 Series C warrants for no consideration.
      As of October 31, 2005, the Fund no longer held any investment in Determine.

DPHI, Inc. (formerly DataPlay, Inc.)
      DPHI, Inc. (“DPHI”), Boulder, Colorado, is trying to develop new ways of enabling consumers to record and play digital content.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in DPHI consisted of 602,131 shares of Series A-1 Preferred Stock with a cost of $4.5 million. This investment has been assigned a fair value of $0.

Endymion Systems, Inc.
      Endymion Systems, Inc. (“Endymion”), Oakland, California, is a single source supplier for strategic, web-enabled, end-to-end business solutions designed to help its customers leverage Internet technologies to drive growth and increase productivity.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in Endymion consisted of 7,156,760 shares of Series A Preferred Stock with a cost of $7.0 million. The investment has been assigned a fair value of $0.

Foliofn, Inc.
      Foliofn, Inc. (“Foliofn”), Vienna, Virginia, is a financial services technology company that offers investment solutions to financial services firms and investors.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in Foliofn consisted of 5,802,259 shares of Series C Preferred Stock with a cost of $15.0 million. The investment had been assigned a fair value of $0. Bruce Shewmaker, an officer of the Fund, serves as a director of Foliofn.

Impact Confections, Inc.
      Impact Confections, Inc. (“Impact”), Roswell, New Mexico founded in 1981, is a manufacturer and distributor of children’s candies.
      The Fund’s investment in Impact consists of 252 shares of Common Stock at a cost of $10,714.28 per share or $2.7 million and a loan to Impact in the form of a Senior Subordinated Note with an outstanding balance of $5.0 million. The loan was issued at a cost basis of $5.0 million. The loan’s cost basis was then discounted to reflect loan origination fees received. At October 31, 2004, the Fund’s investment in Impact had a combined fair value of $7.7 million.
      On July 29, 2005, the Fund made a $325,000 follow-on investment in Impact in the form of a secured promissory note which bears interest at LIBOR plus 4%. The promissory note has a three year term. The note has a $325,000 principal face amount and was issued at a cost basis of $325,000. The note’s cost basis was then discounted to reflect loan origination fees received.

      At October 31, 2005, the Fund’s investment in Impact consisted of 252 shares of Common Stock at a cost of $10,714.28 per share or $2.7 million and the loan to Impact with an outstanding balance of $5.23 million. The cost basis of this loan at October 31, 2005 was approximately $5.13 million. The increase in the outstanding balance, cost and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest.
      At October 31, 2005, the equity investment, loan and secured promissory note were assigned fair values of $2.7 million, $5.23 million and $325,000 respectively. Puneet Sanan and Shivani Khurana, employees of the Fund, serve as directors of Impact.

Integral Development Corporation
      Integral Development Corporation (“Integral”), Mountain View, California, is a developer of technology for financial institutions to expand, integrate and automate their capital markets businesses and operations.
      At October 31, 2004, the Fund’s investment in Integral consisted of an outstanding balance on the loan of $2.81 million with a cost of $2.79 million. The investment had been assigned a fair value of $2.81 million.
      During the year ended October 31, 2005, Integral made scheduled principal repayments totaling $1,683,336.
      At October 31, 2005, the Fund’s investment in Integral consisted of an outstanding balance on the loan of $1.12 million with a cost of $1.12 million. The investment has been assigned a fair value of $1.12 million.

JDC Lighting, LLC
      JDC Lighting, LLC (“JDC”), New York, New York, is a distributor of commercial lighting and electrical products.
      The Fund’s investment in JDC consists of a $3.0 million Senior Subordinated Loan, bearing interest at 17% over a four year term. The loan has a $3.0 million principal face amount and was issued at a cost basis of $3.0 million. The loan’s cost basis was discounted to reflect loan origination fees received.
      At October 31, 2005, the loan had an outstanding balance of $3.09 million with a cost of $3.03 million. The loan was assigned a fair value of $3.09 million. The increase in the outstanding balance, cost and fair value of the loan, is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest.

Lumeta Corporation
      Lumeta Corporation (“Lumeta”), Somerset, New Jersey, is a developer of network management, security, and auditing solutions. The company provides businesses with an analysis of their network security that is designed to reveal the vulnerabilities and inefficiencies of their corporate intranets.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in Lumeta consisted of 384,615 shares of Series A Preferred Stock and 266,846 shares of Series B Preferred Stock with a combined cost of approximately $406,000.
      At October 31, 2004 and October 31, 2005 the investments were assigned a fair value of $200,000, or approximately $0.11 per share of Series A Preferred Stock and approximately $0.59 per share of Series B Preferred Stock.

Mainstream Data, Inc.
      Mainstream Data, Inc. (“Mainstream”), Salt Lake City, Utah, builds and operates satellite, internet, and wireless broadcast networks for information companies. Mainstream networks deliver text news, streaming stock quotations, and digital images to subscribers around the world.

      At October 31, 2004 and October 31, 2005, the Fund’s investment in Mainstream consisted of 5,786 shares of Common Stock with a cost of $3.75 million. The investment has been assigned a fair value of $0.

Mentor Graphics Corp. (formerly 0-In Design Automation, Inc.)
      Mentor Graphics Corp. (“Mentor Graphics”), Wilsonville, Oregon, is a leader in electronic hardware and software design solutions.
      At October 31, 2004, the Fund’s investment Mentor Graphics consisted of 603,396 shares of freely tradable Common Stock and 82,283 shares held in escrow until September 1, 2005. The combined cost of the freely tradable and escrow shares were $4.0 million. The market value of the Fund’s freely tradable shares of Mentor Graphics as of October 31, 2004 was $7,023,529. The fair value of the escrow shares was zero. Also during the fiscal year ended October 31, 2004, the Fund recorded other income of approximately $9,000 from the multi-year earn-out related to the sale of 0-In Design Automation, Inc. (“0-In”).
      During the year ended October 31, 2005, the Fund sold 685,679 shares of Mentor Graphics receiving net proceeds from the shares sold were approximately $9.03 million. The Fund realized a gain on the shares sold of approximately $5.0 million.
      During the year ended October 31, 2005, the Fund recorded other income of approximately $214,000 from the multi-year-earn-out related to the sale of 0-In.
      At October 31, 2005, the Fund no longer held any investment in Mentor Graphics, but it may continue to receive income from the multi-year-earn-out related to the sale of 0-In.

Octagon Credit Investors, LLC
      Octagon Credit Investors, LLC (“Octagon”), is a New York-based asset management company that manages leveraged loans and high yield bonds through collateralized debt obligations (“CDO”) funds.
      The Fund’s investment in Octagon consists of a $5,000,000 Senior Subordinated Loan, bearing interest at 15% over a seven year term. The loan has a $5,000,000 principal face amount and was issued at a discounted cost basis of $4,450,000. The loan included detachable warrants with a cost basis of $550,000. The Fund also entered into a $5,000,000 senior secured credit facility with Octagon. This credit facility expires on May 7, 2009 and bears interest at LIBOR plus 4%. The Fund receives a 0.50% unused facility fee on an annual basis and a 0.25% servicing fee on an annual basis for maintaining the credit facility. The Fund also made a $560,000 equity investment in Octagon which provides the Fund a membership interest in Octagon.
      At October 31, 2004, the loan had an outstanding balance of $5.06 million with a cost of $4.41 million. The loan was carried at a fair value of $4.53 million. The increase in the outstanding balance, cost and fair value of the loan is due to the accretion of the market discount, the amortization of loan origination fees and the capitalization of “payment in kind” interest. The equity investment and detachable warrants in Octagon had been assigned a fair value of $560,000 and $550,000 respectively.
      At October 31, 2005, the loan had an outstanding balance of $5.15 million with a cost of $4.56 million. The loan was carried at a fair value of $4.66 million. The increase in the outstanding balance, cost and fair value of the loan is due to the accretion of the market discount, the amortization of loan origination fees and the capitalization of “payment in kind” interest.
      On April 5, 2005, Octagon drew $1.5 million from the credit facility provided to it by the Fund. As of October 31, 2005, the $1.5 million in borrowings had been repaid in full along with all accrued interest.
      Effective April 29, 2005, the Valuation Committee determined to increase the fair value of the Fund’s equity investment in and detachable warrants of Octagon by $503,181 and $519,457 respectively. The cost basis and fair value of the equity investment was also increased by approximately $114,000 to account for the Fund’s allocated portion of the flow-through income, from its membership interest in Octagon, which was not distributed to members. This flow-through income is recorded by the Fund as “other income.”

      At October 31, 2005, the equity investment and detachable warrants had a cost basis of $724,857 and $550,000 respectively. The equity investment and detachable warrants were assigned a fair value of $1,228,083 and $1,069,457, respectively.

Ohio Medical Corporation
      Ohio Medical Corporation (“Ohio”), Gurnee, Illinois, is a manufacturer and supplier of suction and oxygen therapy products, as well as medical gas equipment.
      On July 1, 2005, the Fund invested $17 million and sponsored the acquisition of General Electric’s Ohmeda Brand Suction and Oxygen Therapy business unit (“GE-SOT”), a leading global supplier of suction and oxygen therapy products. On July 14, 2005, in conjunction with this transaction, the Fund acquired GE-SOT’s largest supplier, Squire Cogswell/ Aeros Instruments, Inc. and merged both businesses creating Ohio Medical Corporation.
      The Fund’s investment in Ohio consists of 5,620 shares of Common Stock with a cost basis of $17 million.
      As of October 31, 2005, the Fund’s investment has been assigned a fair value of $17 million. Michael Tokarz, Chairman of the Fund, Peter Seidenberg, Chief Financial Officer of the Fund and Dave Hadani an employee of the Fund, serve as directors of Ohio.

Phosistor Technologies, Inc.
      Phosistor Technologies, Inc. (“Phosistor”), Pleasanton, California, designed and developed integrated semiconductor components and modules for global telecommunications and data communications networks.
      Phosistor ceased operations in 2003.
      At October 31, 2004, the Fund’s investment in Phosistor consisted of 6,666,667 shares of Series B Preferred Stock with a cost of $1.0 million. The investment has been assigned a fair value of $0.
      During the year ended October 31, 2005, Phosistor was determined to no longer be an active company in its state of incorporation (Delaware). Subsequent to this determination, the Fund removed the investment from its books.
      As a result, a realized loss of approximately $1.0 million was recognized which was offset by a reduction in unrealized loss by the same $1.0 million. Therefore, the net effect of the cancellation of the preferred stock on the Fund was zero for the fiscal year ended October 31, 2005. At October 31, 2005, the Fund no longer held any investment in Phosistor.

ProcessClaims, Inc.
      ProcessClaims, Inc. (“ProcessClaims”), Manhattan Beach, California, provides web-based solutions and value added services that streamline the automobile insurance claims process for the insurance industry and its partners.
      At October 31, 2004 and October 31, 2005, the Fund’s investments in ProcessClaims consisted of 6,250,000 shares of Series C Preferred Stock, 849,257 shares of Series D Preferred Stock, and 873,362 warrants to purchase 873,362 shares of Series E Convertible Preferred Stock with a combined cost of $2.4 million. The investment in the Series C Preferred Stock has been assigned a fair value of $2.0 million, or approximately $0.32 per share of Series C Preferred Stock, the investment in the Series D Preferred Stock has been assigned a fair value of $400,000 or approximately $0.471 per share of Series D Preferred Stock, and the investment in the Series E warrants has been assigned a fair value of $0. Bruce Shewmaker, an officer of the Fund, serves as a director of ProcessClaims.

SafeStone Technologies PLC
      SafeStone Technologies PLC (“SafeStone”), Old Amersham, UK, provides organizations with technology designed to secure access controls across the extended enterprise, enforcing compliance with security policies and enabling effective management of the corporate IT and e-business infrastructure.
      At October 31, 2004 and October 31, 2005, the Fund’s investments in SafeStone consisted of 2,106,378 shares of Series A Ordinary Stock with a cost of $4.0 million. The investment has been assigned a fair value of $0.

SGDA Sanierungsgesellschaft fur Deponien und Altasten mbH
      SGDA Sanierungsgesellschaft fur Deponien und Altasten mbH (“SGDA”), Zella-Mehlis, Germany, is a company that is in the business of landfill remediation and revitalization of contaminated soil.
      The Fund’s investment in SGDA consists of a $4,579,050 term loan, bearing interest at 7% over a four and a half year term. The term loan has a $4,579,050 principal face amount and was issued at a discounted cost basis of $4,264,050. The loan included an ownership interest in SGDA with a cost basis of $315,000. The Fund also made available to SGDA a $1,308,300 revolving credit facility that bears interest at 7%. The credit facility expires on August 25, 2006. As of October 31, 2005, SGDA had drawn $1,237,700 upon this facility.
      At October 31, 2005, the term loan had an outstanding balance of $4.58 million with a cost of $4.3 million. The term loan was carried at a fair value of $4.3 million. The increase in the cost and fair value of the loan is due to the accretion of the market discount of the term loan. The ownership interest in SGDA has been assigned a fair value of $315,000 which is its cost basis.

ShopEaze Systems, Inc.
      ShopEaze Systems, Inc. (“ShopEaze”), Sunnyvale, California, partnered with established retailers to help them build online businesses to complement their existing brick-and-mortar businesses.
      At October 31, 2004, the Fund’s investment in ShopEaze consisted of 2,097,902 shares of Series B Preferred Stock with a cost of $6.0 million. The investment was assigned a fair value of $0.
      ShopEaze ceased operations during 2002. During the year ended October 31, 2005, the Fund’s investment in ShopEaze was removed from the Fund’s books. As a result, a realized loss of approximately $6.0 million was recognized which was offset by a reduction in unrealized loss by the same $1.0 million. Therefore, the net effect of the removal on the Fund’s books was zero. At October 31, 2005, the Fund no longer held any investment in ShopEaze.

Sonexis, Inc.
      Sonexis, Inc. (“Sonexis”), Tewksbury, Massachusetts, is the developer of a new kind of conferencing solution — Sonexis ConferenceManager — a modular platform that supports a breadth of audio and web conferencing functionality to deliver rich media conferencing.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in Sonexis consisted of 131,615 shares of Common Stock with a cost of $10.0 million. The investment has been assigned a fair value of $0.

SP Industries, Inc.
      SP Industries, Inc. (“SP”), Warminster, Pennsylvania, is a designer, manufacturer, and marketer of laboratory research and process equipment, glassware and precision glass components, and configured-to-order manufacturing equipment.
      The Fund’s investment in SP consists of a $6.5 million mezzanine loan and a $4.0 million term loan. The mezzanine loan bears interest at 17% over a seven year term. The mezzanine loan has a $6.5 million principal face amount and was issued at a cost basis of $6.5 million. The mezzanine loan’s cost basis was discounted to reflect loan origination fees received. The term loan bears interest at LIBOR plus 10% over a five year term.

The term loan has a $4.0 million principal face amount and was issued at a cost basis of $4.0 million. The term loan’s cost basis was discounted to reflect loan origination fees received by the Fund.
      At October 31, 2005, the mezzanine loan and the term loan had outstanding balances of $6.65 million and $4.02 million respectively with cost basis of $6.4 million and $3.95 million respectively. The mezzanine loan and term loan were assigned fair values of $6.65 million and $4.02 million respectively. The increase in the outstanding balance, cost and fair value of the loan, is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest.

Sygate Technologies, Inc.
      Sygate Technologies, Inc. (“Sygate”), Fremont, California, is a provider of enterprise-focused security policy enforcement solutions designed to provide the infrastructure to maintain an unbroken chain of control to IT Management.
      At October 31, 2004, the Fund’s investment in Sygate consisted of 9,756,098 shares of Series D Preferred Stock with a cost of $4.0 million and was assigned a fair value of $5.5 million.
      Effective July 29, 2005, the Valuation Committee increased the fair value of the Fund’s equity investment in Sygate by $4.2 million from $5.5 million to $9.7 million.
      Effective August 16, 2005, the Valuation Committee increased the fair value of the Fund’s equity investment in Sygate by $3.3 million from $9.7 million to $13.0 million.
      On October 10, 2005, the Fund sold its entire investment in Sygate and received $14.4 million in net proceeds. In addition, approximately $1.6 million or 10% of proceeds from the sale were deposited in an escrow account for approximately one year. Due to the contingencies associated with the escrow, the Fund has not presently placed any value on the proceeds deposited in escrow and has therefore not factored such proceeds into the Fund’s increased NAV. The realized gain from the $14.4 million in net proceeds received was $10.4 million.
      At October 31, 2005, the Fund no longer held any investment in Sygate.

Timberland Machines & Irrigation, Inc.
      Timberland Machines & Irrigation, Inc. (“Timberland”), Enfield, Connecticut, is a distributor of landscaping outdoor power equipment and irrigation products.
      The Fund’s investment in Timberland consists of a $6,000,000 Senior Subordinated Loan, bearing interest at 17% over a five year term. The note has a $6,000,000 principal face amount and was issued at a cost basis of $6,000,000. The loan’s cost basis was then discounted to reflect loan origination fees received. The Fund also owns 450 shares of Common Stock for a $4,500,000 equity investment in Timberland. The Fund also owns a no cost warrant to purchase an additional 150 shares of Common Stock at a price of $10,000 per share.
      Timberland has a floor plan financing program administered by Transamerica Commercial Finance Corporation. As is typical in this industry, under the terms of the dealer financing arrangement, Timberland guarantees the repurchase of product from Transamerica, if a dealer defaults on payment and the underlying assets are repossessed. The Fund has agreed to be a co-guarantor of this repurchase commitment, but its maximum potential exposure as a result of the guarantee is contractually limited to $0.5 million.
      The Fund also provided Timberland with a facility for a Subordinated Bridge Note which permits Timberland to borrow up to $750,000 at any time after November 1, 2004 until January 31, 2005, for a period of three months. The note bears an interest rate of 12.5%. During the fiscal year ended October 31, 2005, this provision was amended to allow Timberland to borrow up to $1.25 million for a period of no more than one year from January 31, 2005.
      At October 31, 2004, the Fund’s mezzanine loan had an outstanding balance of $6.04 million with a cost of $5.94 million. The mezzanine loan was assigned a fair value of $6.04 million. The increase in the outstanding balance, cost and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. The common stock had been assigned a fair value of $4,500,000. The warrant has been assigned a fair value of $0.
      During the year ended October 31, 2005, Timberland borrowed $1.25 million from the Fund using the Subordinated Bridge Note mentioned above. The cost basis of the note was discounted to reflect origination fees received. The note bears an interest rate of 12.5% and has a maturity date of January 31, 2006. On July 8, 2005, the Fund extended Timberland a $3.25 million junior revolving note. According to the terms of the note, Timberland immediately drew $1.3 million from the note and used the proceeds to repay the subordinated bridge notes in full. The repayment included all outstanding principal and accrued interest. On July 14, 2005 and September 28, 2005, Timberland drew an additional $1.5 million and $425,000, from the revolving note mentioned above, respectively. As of October 31, 2005, the total amount outstanding on the note was $3.25 million.
      At October 31, 2005, the Fund’s mezzanine loan had an outstanding balance of $6.32 million with a cost of $6.23 million. The mezzanine loan was assigned a fair value of $6.32 million. The increase in the outstanding balance, cost and fair value of the loan is due to the amortization of loan origination fees and the capitalization of “payment in kind” interest. The common stock had been assigned a fair value of $4,500,000. The warrant has been assigned a fair value of $0. Michael Tokarz, Chairman of the Fund, and Puneet Sanan, an employee of the Fund, serve as directors of Timberland.

Vendio Services, Inc.
      Vendio Services, Inc. (“Vendio”), San Bruno, California, offers small businesses and entrepreneurs resources to build Internet sales channels by providing software solutions designed to help these merchants efficiently market, sell and distribute their products.
      At October 31, 2004, the Fund’s investments in Vendio consisted of 10,476 shares of Common Stock and 6,443,188 shares of Series A Preferred Stock at a cost of $6.6 million. The investments were assigned a fair value of $1.134 million, $0 per share for the Common Stock and approximately $0.176 per share for the Series A Preferred Stock.
      Effective April 29, 2005, the Valuation Committee determined to increase the fair value of the Series A Preferred Stock by, approximately $866,000 from $1.134 million to $2.0 million.
      Effective July 29, 2005, the Valuation Committee determined to increase the fair value of the Series A Preferred Stock by $700,000 from $2.0 million to $2.7 million.
      At October 31, 2005, the Fund’s investments in Vendio consisted of 10,476 shares of Common Stock and 6,443,188 shares of Series A Preferred Stock at a total cost of $6.6 million. The investments were assigned a fair value of $2.7 million, $0 per share for the Common Stock and approximately $0.42 per share for the Series A Preferred Stock. Bruce Shewmaker, an officer of the Fund, serves as a director of Vendio.

Vestal Manufacturing Enterprises, Inc.
      Vestal Manufacturing Enterprises, Inc. (“Vestal”), Sweetwater, Tennessee, is a market leader for steel fabricated products to brick and masonry segments of the construction industry. It is believed to be the only U.S. company which manufactures and sells both cast iron and fabricated steel specialty products used in the construction of single-family homes.
      The Fund’s initial investment in Vestal consists of 40,500 shares of Common Stock at a cost of $11.11 per share or $450,000 and a loan of $1,000,000 to Vestal in the form of a Senior Subordinated Promissory Note. The loan has a maturity date of April 29, 2011 and earns interest at 12% per annum.
      At October 31, 2004, the Fund’s investment in Vestal had a cost and fair value of $1,450,000.
      On March 10, 2005, the Valuation Committee increased the fair value of the Fund’s equity investment in Vestal by $950,000 from $450,000 to $1,400,000.

      On April 15, 2005, the Fund re-issued 146,750 shares of its treasury stock at the Fund’s NAV per share of $9.54 in exchange for 40,500 shares of common stock of Vestal.
      On May 10, 2005, Vestal prepaid $100,000 against its senior subordinated promissory note. After this payment, the amount outstanding on the note was $900,000.
      On October 31, 2005, the Valuation Committee increased the fair value of the Fund’s equity investment in Vestal by $900,000 from $2.8 million to $3.7 million
      At October 31, 2005, the Senior Subordinated Promissory Note had an outstanding balance, cost, and fair value of $900,000. The 81,000 shares of common stock of Vestal that had a cost basis of $1.85 million were assigned a fair value of $3.7 million. Dave Hadani and Ben Harris, employees of the Fund, serve as directors of Vestal.

Vitality Foodservice, Inc.
      Vitality Foodservice, Inc. (“Vitality”), Tampa, Florida, is a market leader in the processing and marketing of dispensed and non-dispensed juices and frozen concentrate liquid coffee to the foodservice industry. With an installed base of over 42,000 dispensers worldwide, Vitality sells its frozen concentrate through a network of over 350 distributors to such market niches as institutional foodservice, including schools, hospitals, cruise ships, hotels and restaurants.
      The Fund’s investment in Vitality consists of 500,000 shares of Common Stock at a cost of $10.00 per share or $5 million and 1,000,000 shares of Series A Convertible Preferred Stock at a cost of $10.00 per share or $10 million. The Convertible Preferred Stock has a liquidation date of September 24, 2011 and has a yield of 13%. The Convertible Preferred Stock also has detachable warrants granting the Fund the right to purchase 211,243 shares of Common Stock at the price of $0.01 per share.
      At October 31, 2004, the Fund’s investment in Vitality had a cost and fair value of $15 million.
      On October 31, 2005, the Valuation Committee increased the fair value of the Vitality warrants from $0 to $700,000
      At October 31, 2005, the investment in Vitality consisted of 500,000 shares of Common Stock at a cost of $5 million and 1,000,000 shares of Series A Convertible Preferred Stock at a cost of $10.52 million. The increase in the cost and fair value of the Series A Convertible Preferred Stock is due to the capitalization of “payment in kind” dividends. The Common Stock, Series A Convertible Preferred Stock and warrants were assigned fair values of $5 million, $10.52 million and $700,000, respectively. Dave Hadani, an employee of the Fund, serves as a director of Vitality.

Yaga, Inc.
      Yaga, Inc. (“Yaga”), San Francisco, California, provides a hosted application service provider (ASP) platform that is designed to address emerging revenue and payment infrastructure needs of online businesses. Yaga’s payment and accounting application supports micropayments, aggregated billing and stored value accounts while also managing royalty/affiliate accounting and split payments.
      At October 31, 2004 and October 31, 2005, the Fund’s investment in Yaga consisted of 300,000 shares of Series A Preferred Stock and 1,000,000 shares of Series B with a combined cost of $2.3 million. The investments have been assigned a fair value of $0.

Liquidity and Capital Resources
      At October 31, 2005, the Fund had investments in portfolio companies totaling $122.3 million. Also, at October 31, 2005, the Fund had investments in short-term securities totaling approximately $51.0 million and investments in cash equivalents totaling approximately $26.3 million. The Fund considers all money market and other cash investments purchased with an original maturity of less than three months to be cash equivalents. U.S. government securities and cash equivalents are highly liquid.

      During the year ended October 31, 2005, the Fund made six new investments, committing capital totaling approximately $48.8 million. The investments were made in JDC, SGDA, SP, BP, Ohio and Amersham. The amounts invested were $3.0 million, $5.8 million, $10.5 million, $10 million, $17 million and $2.5 million respectively.
      The Fund also made three follow-on investments in existing portfolio companies totaling approximately $5.0 million. In December 2004 and January 2005, the Fund invested a total of $1.25 million in Timberland in the form of subordinated bridge notes. On April 15, 2005, the Fund re-issued 146,750 shares of its treasury stock at the Fund’s NAV per share of $9.54 in exchange for 40,500 shares of common stock of Vestal. On July 8, 2005 the Fund extended Timberland a $3.25 million junior revolving note. According to the terms of the note, Timberland immediately drew $1.3 million from the revolving note and used the proceeds to repay the subordinated bridge notes in full. The repayment included all outstanding principal and accrued interest. On July 29, 2005, the Fund invested an additional $325,000 in Impact in the form of a secured promissory note.
      On December 3, 2004, the Fund commenced a rights offering to its shareholders of non-transferable subscription rights to purchase shares of the Fund’s common stock. Pursuant to the terms of the rights offering, each share of common stock held by a shareholder of record on December 3, 2004, entitled the holder to one right. For every two rights held, shareholders were able to purchase one share of the Fund’s common stock at the subscription price of 95% of the Fund’s NAV per share on January 3, 2005. In addition, shareholders who elected to exercise all of their rights to purchase the Fund’s common stock received an over-subscription right to subscribe for additional shares that were not purchased by other holders of rights. Based on a final count by the Fund’s subscription agent, the rights offering was over-subscribed with 6,645,948 shares of the Fund’s common stock subscribed for. This was in excess of 6,146,521 shares available before the 25% oversubscription. Each share was subscribed for at a price of $9.10 which resulted in gross proceeds to the Fund of approximately $60.5 million before offering expenses of approximately $402,000.
      On April 15, 2005, the Fund re-issued 146,750 shares of its treasury stock at the Fund’s NAV per share of $9.54 in exchange for 40,500 shares of common stock of Vestal.
      Current balance sheet resources, which include the additional cash resources from the rights offering, are believed to be sufficient to finance current commitments. Current commitments include:
      On May 7, 2004, the Fund entered into a $5,000,000 senior secured credit facility with Octagon. This credit facility expires on May 6, 2007 and can be automatically extended until May 6, 2009. The credit facility bears interest at LIBOR plus 4%. The Fund receives a 0.50% unused facility fee on an annual basis and a 0.25% servicing fee on an annual basis for maintaining the credit facility. On April 5, 2005, Octagon drew $1.5 million from the credit facility and repaid it in full on June 15, 2005. As of October 31, 2005, no outstanding borrowings remained.
      On October 28, 2004, the Fund entered into a one-year, cash collateralized, $20,000,000 revolving credit facility (the “Credit Facility”) with LaSalle Bank National Association (the “Bank”). On October 28, 2004, the Fund borrowed $10,025,000 under the Credit Facility. The proceeds from borrowings made under the Credit Facility were used for general corporate purposes. On November 12, 2004 the Fund repaid the $10,025,000 it borrowed from the Bank under the Credit Facility. On July 20, 2005, the Fund amended its revolving credit facility agreement (the “Agreement”) with the Bank. The maximum aggregate loan amount under the Agreement was increased from $20,000,000 to $30,000,000. Additionally, the maturity date was extended from October 31, 2005 to August 31, 2006. All other material terms of the Agreement remained unchanged. On July 28, 2005, the Fund borrowed $14,000,000 under the Credit Facility. The $14 million borrowed under the Credit Facility provided by LaSalle was repaid in full by August 8, 2005. At October 31, 2005, there were no borrowings outstanding under the credit facility. Borrowings under the Credit Facility, if any, will bear interest, at the Fund’s option, at either a fixed rate equal to the LIBOR rate (for one, two, three or six months), plus 1.00% per annum, or at a floating rate equal to the Bank’s prime rate in effect from time to time, minus a spread of 1.00% per annum.

      On February 16, 2005, the Fund entered into a sublease for a larger space in the building in which the Fund’s current executive offices are located. The sublease is scheduled to expire on February 28, 2007. Future payments under the Sublease total approximately $223,000 in fiscal year 2006 and $75,000 in fiscal year 2007. The Fund’s previous lease was terminated effective March 1, 2005, without penalty. The building in which the Fund’s executive offices are located, 287 Bowman Avenue, is owned by Phoenix Capital Partners, LLC, an entity which is 97% owned by Mr. Tokarz. See Note 4 “Management” for more information on Mr. Tokarz.
      During February 2005, the Fund made available to SGDA, a $1,308,300 revolving credit facility that bears interest at 7%. The credit facility expires on August 25, 2006. During fiscal year 2005, SGDA drew $1,237,700 from the credit facility provided to it by the Fund. As of October 31, 2005, the $1,237,700 in borrowings remained outstanding.
      On July 8, 2005 the Fund extended Timberland a $3.25 million junior revolving note that bears interest at 12.5% and expires on July 7, 2007. The Fund also receives a fee of 0.25% on the unused portion of the note. According to the terms of the note, Timberland immediately drew $1.3 million from the revolving note and used the proceeds to repay their subordinated bridge notes, held by the Fund, in full. The repayment included all outstanding principal and accrued interest. On July 14, 2005, and September 28, 2005, Timberland drew an additional $1.5 million and $425,000 from the revolving note, respectively. As of October 31, 2005, the total amount outstanding on the note was approximately $3.25 million.
      The Fund has pledged its common stock of Ohio to Guggenheim Corporate Funding, LLC (“Guggenheim”) to collateralize a loan made by Guggenheim to Ohio.
      Timberland also has a floor plan financing program administered by Transamerica Commercial Finance Corporation. As is typical in this industry, under the terms of the dealer financing arrangement, Timberland Machines guarantees the repurchase of product from Transamerica, if a dealer defaults on payment and the underlying assets are repossessed. The Fund has agreed to be a limited co-guarantor for up to $500,000 on this repurchase commitment.
      The Fund enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not experienced prior claims or losses pursuant to these contracts and expects the risk of loss related to such indemnification to be remote.

Subsequent Events
      On November 30, 2005, the Fund provided approximately $4.1 million in equity and $7.5 million in mezzanine financing to Turf Products, LLC (“Turf Products”) as part of Turf Product’s recapitalization in conjunction with its acquisition of substantially all of the assets of Turf Products Corporation. The mezzanine financing has a five year term and bears interest at 15%.
      On December 14, 2005, the Fund purchased a $5 million loan assignment from Guggenheim. The borrower is Strategic Outsourcing, Inc., a professional employer organization that provides a suite of services that enables small businesses to outsource their human resource functions. The loan has a 5 year term and bears interest at LIBOR plus 5.25%
      On December 20, 2005, the Fund’s board of directors declared a $0.12 per share dividend. The dividend is payable on January 31, 2006 to shareholders of record on December 30, 2005. The ex-dividend date will be December 28, 2005. This dividend is the fourth dividend declared by the Fund and the third consecutive $0.12 per share quarterly dividend since the Fund established its dividend policy in July 2005.
      On December 21, 2005, Integral prepaid its senior credit facility from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $850,000. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its warrants to Integral for no consideration.
      On December 22, 2005, the Fund extended to Baltic a $1.8 million revolving bridge note. The note bears interest at 12% and had a maturity date of January 31, 2006. Baltic immediately drew $1.5 million from the facility. On January 12, 2006, Baltic repaid the revolving bridge loan in full including all unpaid interest. The revolver matured on January 31, 2006 and has been removed from the Fund’s books.
      From December 23, 2005 through January 19, 2006 the Fund purchased an additional 84,816 shares of Dakota common stock at an average price of $5.21 per share or approximate purchase price of $442,000. The additional shares purchased have increased the Fund’s holdings in Dakota to 993,907 shares.
      Effective December 27, 2005, the Fund converted $286,200 of Timberland junior revolving line of credit into 28.62 shares of common stock at a price of $10,000 per share. As a result, the Fund now owns 478.62 common shares and the funded debt under the junior revolving line of credit has been reduced from $3.25 million to approximately $2.96 million.
      Effective December 31, 2006, the Fund received 373,362 shares of Series E Preferred Stock of ProcessClaims in exchange for its rights under a warrant issued by ProcessClaims that has been held by the Fund since May 2002. On January 5, 2006, the Fund’s Valuation Committee determined to increase the fair value of the Fund’s entire investment in ProcessClaims by $3.3 million.
      On January 3, 2006, the Fund exercised its warrant ownership in Octagon for no cost which increased its existing membership interest in Octagon.
      On January 5, 2006, the Fund’s investment in Yaga was removed from the Fund’s books. As a result, a realized loss of approximately $2.3 million was recognized which was offset by a reduction in unrealized loss by the same $2.3 million. Therefore, the net effect of the removal on the Fund’s consolidated statements of operations was zero.
      On January 12, 2006, the Fund extended to SGDA a $300,000 bridge loan. The note bears interest at 7% and has a maturity date of April 30, 2006.
      On January 27, 2006, the Fund borrowed $10 million from its revolving credit facility with LaSalle Bank N.A.
      On January 30, 2006, the Fund purchased a $5 million in loan assignments from Guggenheim. The borrower is Henry Company, a manufacturer and distributor of building products and specialty chemicals. The $3 million term loan A bears interest at LIBOR plus 3.5% and matures on April 6, 2011. The $2 million term loan B bears interest at LIBOR plus 7.75% and also matures on April 6, 2011.
      Effective January 31, 2006, as part of its regular quarter-end review, the Fund’s Valuation Committee determined to increase the fair values of the Fund’s investments in the following four portfolio companies by an aggregate amount of approximately $7.7 million or $.41 per share: Octagon, Baltic, Dakota and Vitality.
      On February 1, 2006, Octagon drew $250,000 from the credit facility provided to it by the Fund.
      On February 3, 2006, the Fund repaid the $10 million it borrowed from LaSalle Bank N.A. under the revolving credit facility mentioned above.
      On February 1, 2006, Octagon drew $250,000 from the credit facility provided to it by the Fund. The facility was repaid in full including, all accrued interest on February 23, 2006.
      Also on February 1, 2006, the Fund provided $8 million in equity and a $7 million bridge loan to SIA BM Auto an automotive distributor incorporated in Latvia. The bridge loan bears interest at 12% and has a maturity date of April 3, 2006.
      On February 20, 2006, Robert Everett notified the Fund that he determined to resign from the Fund’s board of directors, effective immediately, to pursue other opportunities. Mr. Everett’s resignation did not involve a disagreement with the Fund on any matter.
      On February 23, 2006, in accordance with the nomination and recommendation of the Fund’s Nominating/ Corporate Governance/ Strategy Committee, Mr. William E. Taylor was appointed to serve on the Fund’s board of directors. Mr. Taylor was also appointed to serve on the Audit Committee and

Nominating/ Corporate Governance/ Strategy Committee of the Fund’s board of directors. From 1976 through May 2005, Mr. Taylor was a Partner at Deloitte & Touche.
      On February 24, 2006, BP Clothing, LLC repaid its second lien loan from the Fund in full. The amount of the proceeds received from the prepayment was approximately $8.7 million. This amount included all outstanding principal, accrued interest, accrued monitoring fees and an early prepayment fee.
SENIOR SECURITIES
      Information about our senior securities is shown in the following tables as of each fiscal year ended October 31 since the Fund commenced operations, unless otherwise noted. The “— “ indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)

Revolving Lines of Credit
2000	$—	$—	$—	N/A
2001	$—	$—	$—	N/A
2002	$—	$—	$—	N/A
2003	$—	$—	$—	N/A
2004	$10,025,000	$11,531.18	$—	N/A
2005	$—	$—	$—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.
THE COMPANY
      MVC Capital is an internally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. MVC Capital provides equity and debt investment capital to fund growth, acquisitions and recapitalizations of small and middle-market companies in a variety of industries primarily located in the United States. Our investments can take the form of common and preferred stock and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. Our common stock is traded on the New York Stock Exchange (“NYSE”) under the symbol “MVC.”
      Although the Fund has been in operation since 2000, the year 2003 marked a new beginning for the Fund. In February 2003, shareholders elected an entirely new board of directors. The board of directors developed a new long-term strategy for the Fund. In September 2003, upon the recommendation of the board of directors, shareholders voted to adopt a new investment objective for the Fund of seeking to maximize total return from capital appreciation and/or income. The Fund’s prior objective had been limited to seeking long-term capital appreciation from venture capital investments in the information technology industries. Consistent with our broader objective, we adopted a more flexible investment strategy of providing equity and debt financing to small and middle-market companies in a variety of industries. With the recommendation of the board of directors, shareholders also voted to appoint Michael Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio. Prior to the arrival of Mr. Tokarz and his new management team in November 2003, the Fund had experienced significant valuation declines from investments made by the former management team. After only three quarters of operations under the new management team, the Fund posted a profitable third quarter for fiscal 2004 reversing a trend of 12 consecutive quarters of net investment losses. For fiscal 2004, the Fund earned a total of $18,500 in net investment income, reversing a trend of two years of net investment losses. The Fund has maintained its profitability in each of the last six quarters and recorded net investment income of approximately $5.8 million for the fiscal year ended on October 31, 2005. Also, during fiscal 2005, the Fund completed an over-subscribed rights offering which raised in excess of $60,000,000.
ABOUT MVC CAPITAL
      Our investment team is headed by Michael Tokarz, who has over 30 years of lending and investment experience. We have a dedicated originations and transaction development investment team that has significant experience in private equity, leveraged finance, investment banking, distressed debt transactions and business operations. The members of our investment team have invested in and managed businesses during both recessionary and expansionary periods and through full interest rate cycles and financial market conditions. As of October 31, 2005, the Fund had nine full-time and one part-time investment professionals as compared to four full-time and three part-time investment professionals at October 31, 2004. We also use the services of other investment professionals with whom we have developed long-term relationships, on an as-needed basis. In addition, we employ four other professionals who manage the operations of the Fund and provide investment support functions both directly and indirectly to our portfolio companies. As we grow, we expect to hire, train, supervise and manage new employees at various levels within the Fund.
      In fiscal 2004, the new management team made seven new investments in a variety of industries pursuant to our new strategy and committed $60,710,000 of capital to these investments. These investments include: Vestal, Octagon, Baltic, Dakota, Impact, Timberland and Vitality.
      The Fund’s positive investment trend has continued during fiscal 2005. During fiscal 2005, the Fund made six investments and three follow-on investments including the acquisition of additional shares of an existing portfolio company through the re-issuance of a portion of the Fund’s treasury stock. The Fund committed a total of $53,835,871 of capital to these investments. These new investments include JDC, SGDA, SP, BP, Ohio, Amersham, Timberland, Vestal and Impact.
      We continue to perform due diligence and seek new investments that are consistent with our objective of maximizing total return from capital appreciation and/or income. We believe that we have extensive relationships with private equity firms, investment banks, business brokers, commercial banks, accounting firms, law firms, hedge funds, other investment firms, industry professionals and management teams of several companies, which can continue to provide us with investment opportunities.
      We are currently working on an active pipeline of potential new investment opportunities. We expect that our equity and loan investments will generally range between $3 million and $25 million each, though we may occasionally invest smaller or greater amounts of capital depending upon the particular investment. While the Fund does not adhere to a specific equity and debt asset allocation mix, no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities), or of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses as of the close of each quarter. Our portfolio company investments are typically illiquid and are made through privately negotiated transactions. We generally seek to invest in companies with a history of strong, predictable, positive EBITDA.
      Our portfolio company investments currently consist of common and preferred stock, other forms of equity interest and warrants or rights to acquire equity interests, senior and subordinated loans, and convertible securities. At October 31, 2005, the value of all investments in portfolio companies was approximately $122 million and our gross assets were approximately $201 million.

      We expect that our investments in senior loans and subordinated debt will generally have stated terms of three to ten years. However, there is no limit on the maturity or duration of any security in our portfolio. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s). In addition, we may invest without limit in debt of any rating, including debt that has not been rated by any nationally recognized statistical rating organization.
      On July 16, 2004, the Fund formed a wholly-owned subsidiary, MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Fund, the Fund’s portfolio companies and other entities (including other private equity firms or business development companies). The Fund does not hold MVCFS for investment purposes. The results of MVCFS are consolidated into the Fund and all inter-company accounts have been eliminated in consolidation.
      Our board of directors has the authority to change any of the strategies described in this prospectus without seeking the approval of our shareholders. However, the 1940 Act prohibits us from altering or changing our investment objective, strategies or policies such that we cease to be a business development company, nor can we voluntarily withdraw our election to be regulated as a business development company, without the approval of the holders of a “majority”, as defined in the 1940 Act, of our outstanding voting securities.
Corporate History and Offices
      The Fund was organized on December 2, 1999. Prior to July 2004, our name was meVC Draper Fisher Jurvetson Fund I, Inc. On March 31, 2000, the Fund raised $330 million in an initial public offering whereupon it commenced operations as a closed-end investment company. On December 4, 2002, the Fund announced it had commenced doing business under the name MVC Capital. We are a Delaware corporation and a non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act. On July 16, 2004, the Fund formed MVCFS.
      The Fund has been “internally managed,” i.e., has had no investment adviser since June 2002. All of the independent members of the current board of directors were first elected at the February 28, 2003 Annual Meeting of the shareholders, replacing the previous board of directors in its entirety. The new board of directors then worked on developing a new long-term strategy for the Fund. On March 6, 2003, the new board of directors terminated the Fund’s previous CEO and shortly thereafter, other members of the Fund’s senior management team (that had previously reported to the former CEO) resigned. Then, in September 2003, upon the recommendation of the board of directors, shareholders voted to adopt our new investment objective. With the recommendation of the board of directors, shareholders also voted to appoint Mr. Tokarz as Chairman and Portfolio Manager to lead the implementation of our new objective and strategy and to stabilize the existing portfolio.
      Our principal executive office is located at 287 Bowman Avenue, Purchase, New York 10577 and our telephone number is (914) 701-0310. Our website address is www.mvccapital.com.
Our Investment Strategy
      On November 6, 2003, Mr. Tokarz assumed his new position as Chairman and Portfolio Manager. He and MVC’s investment professionals are seeking to implement our investment objective (i.e., to maximize total return from capital appreciation and/or income) through making a broad range of private investments in a variety of industries. The investments can include common and preferred stock, other forms of equity interests and warrants or rights to acquire equity interests, senior and subordinated loans, or convertible securities. During the fiscal year ended October 31, 2005, we made six new investments and three follow-on investments, including the acquisition of additional shares of an existing portfolio company through the re-issuance of the Fund’s treasury stock, committing a total of $53,835,871 of capital to these investments.

      Prior to the adoption of our current investment objective, the Fund’s investment objective had been to achieve long-term capital appreciation from venture capital investments in information technology companies. The Fund’s investments had thus previously focused on investments in equity and debt securities of information technology companies. As of October 31, 2005, 3.19% of our assets consisted of investments made by the Fund’s former management team pursuant to the prior investment objective. We are, however, seeking to manage these legacy investments to try and realize maximum returns. We generally seek to capitalize on opportunities to realize cash returns on these investments when presented with a potential “liquidity event,” i.e., a sale, public offering, merger or other reorganization.
      Our new portfolio investments are made pursuant to our new objective and strategy. We are concentrating our investment efforts on small and middle-market companies that, in our view, provide opportunities to maximize total return from capital appreciation and/or income. Under our investment approach, we have the authority to invest, without limit, in any one portfolio company, subject to any diversification limits that may be required in order for us to continue to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
      We participate in the private equity business generally by providing negotiated equity and/or long-term debt investment capital. Our financing is generally used to fund growth, buyouts, acquisitions, recapitalizations, note purchases, and/or bridge financings. We may or may not be a lead investor in such transactions and may also provide equity and debt financing to companies led by private equity firms. We generally invest in private companies, though, from time to time, we may invest in small public companies that may lack adequate access to public capital. We may also seek to achieve our investment objective by establishing a subsidiary or subsidiaries that would serve as general partner to a private equity or other investment fund(s). Additionally, we may also acquire a portfolio of existing private equity or debt investments held by financial institutions or other investment funds.
      At October 31, 2005, October 31, 2004 and October 31, 2003 (the month immediately preceding the adoption of our new investment objective), the fair value of the invested portion (excluding cash and short-term securities) of our net assets consisted of the following:

	Percentage of Our Net Assets

	As of	As of	As of
Type of Investment	October 31, 2005	October 31, 2004	October 31, 2003

Senior/ Subordinated Loans and credit facilities	28.81%	23.80%	9.10%
Common Stock	23.10%	26.54%	0.00%
Warrants	0.89%	0.48%	0.00%
Preferred Stock	7.96%	16.64%	8.47%
Other Equity Investments	0.78%	0.48%	0.00%
Other Rights	0.00%	0.00%	0.00%
      Substantially all amounts not invested in securities of portfolio companies are invested in short-term, highly liquid money market investments or held in cash in an interest bearing account. As of October 31, 2005, these investments were valued at approximately $77.3 million or $38.91% of net assets.
      Our current portfolio includes investments in a wide variety of industries, including food and food service, value-added distribution, industrial manufacturing, financial services and information technology.
      Market. We have developed and maintained relationships with intermediaries, including investment banks, financial services companies and private mezzanine and equity sponsors, through which we source investment opportunities. Through these relationships, we have been able to strengthen our position as an investor. For the transactions in which we may provide debt capital, an equity sponsor can provide a source of additional equity capital if a portfolio company requires additional financing. Private equity sponsors also assist us in confirming our own due diligence findings when assessing a new investment opportunity, and they may provide assistance and leadership to the portfolio company’s management throughout our investment period.

      Investment Criteria. Prospective investments are evaluated by our investment team based upon criteria that may be modified from time to time. The criteria currently being used by management in determining whether to make an investment in a prospective portfolio company include, but are not limited to, management’s view of:

•	Businesses with secure market niches and predictable profit margins;

•	The presence or availability of highly qualified management teams;

•	The line of products or services offered and their market potential;

•	The presence of a sustainable competitive advantage;

•	Favorable industry and competitive dynamics; and

•	Stable free cash flow of the business.
      Our due diligence includes a thorough review and analysis of the business plan and operations of a potential portfolio company. We generally perform financial and operational due diligence, study the industry and competitive landscape, and meet with current and former employees, customers, suppliers and/or competitors. In addition, as applicable, we engage attorneys, independent accountants and other consultants to assist with legal, environmental, tax, accounting and marketing due diligence.
      Investment Sourcing. Mr. Tokarz and our other investment professionals have established an extensive network of investment referral relationships. Our network of relationships with investors, lenders and intermediaries includes:

•	private mezzanine and equity investors;

•	investment banks;

•	business brokers;

•	merger and acquisition advisors;

•	financial services companies; and

•	banks, law firms and accountants.
      Co-Investments. The Fund is permitted to co-invest in certain portfolio companies with its affiliates, subject to specified conditions set forth in an exemptive order obtained from the Securities and Exchange Commission (the “SEC”). Under the terms of the exemptive order, portfolio companies purchased by the Fund and its affiliates are required to be approved by the directors who are not an “interested person,” as defined by the 1940 Act, of the Fund (the “Independent Directors”) and are required to satisfy certain other conditions established by the SEC.
      Investment Structure. Portfolio company investments typically will be negotiated directly with the prospective portfolio company or its affiliates. The investment professionals will structure the terms of a proposed investment, including the purchase price, the type of security to be purchased or financing to be provided and the future involvement of the Fund and affiliates in the portfolio company’s business (including potential representation on its board of directors). The MVC investment professionals will seek to structure the terms of the investment as to provide for the capital needs of the portfolio company and at the same time seek to maximize the Fund’s total return.
      Once we have determined that a prospective portfolio company is suitable for investment, we work with the management and, in certain cases, other capital providers, such as senior, junior and/or equity capital providers, to structure an investment. We negotiate on how our investment is expected to relate relative to the other capital in the portfolio company’s capital structure.
      We make preferred and common equity investments in companies as a part of our investing activities, particularly when we see a unique opportunity to profit from the growth of a company and the potential to enhance our returns. At times, we may invest in companies that are undergoing a restructuring but have several of the above attributes and a management team that we believe has the potential to achieve a successful turnaround. Preferred equity investments may be structured with a dividend yield, which may provide us with a current return, if earned and received by the Fund.
      Our senior, subordinated and mezzanine debt investments are tailored to the facts and circumstances of the deal. The specific structure is negotiated over a period of several weeks and is designed to seek to protect our rights and manage our risk in the transaction. We may structure the debt instrument to require restrictive affirmative and negative covenants, default penalties, lien protection, equity calls, take control provisions and board observation. Our debt investments are not, and typically will not be, rated by any rating agency, but we believe that if such investments were rated, they would be below investment grade quality (rated lower than “Baa3” by Moody’s or lower than “BBB-” by Standard & Poor’s, commonly referred to as “junk bonds”).
      Our mezzanine debt investments are typically structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. The loans may have interest-only payments in the early years and payments of both principal and interest in the later years, with maturities of three to ten years, although debt maturities and principal amortization schedules vary.
      Our mezzanine debt investments may include equity features, such as warrants or options to buy a minority interest in the portfolio company. Any warrants or other rights we receive with our debt securities generally require only a nominal cost to exercise, and thus, as the portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide minority rights provisions and event-driven puts. We may seek to achieve additional investment return from the appreciation and sale of our warrants.
      Under certain circumstances, we may acquire more than 50% of the common stock of a company in a control buyout transaction. In addition to our common equity investment, we may also provide additional capital to the controlled portfolio company in the form of senior loans, subordinated debt or preferred stock.
      We fund new investments using cash, the reinvestment of accrued interest and dividends in debt and equity securities, or the current reinvestment of interest and dividend income through the receipt of a debt or equity security (payment-in-kind income). From time to time, we may also opt to reinvest accrued interest receivable in a new debt or equity security, in lieu of receiving such interest in cash and funding a subsequent investment. We may also acquire investments through the issuance of common or preferred stock, debt, or warrants representing rights to purchase shares of our common or preferred stock. The issuance of our stock as consideration may provide us with the benefit of raising equity without having to access the public capital markets in an underwritten offering, including the added benefit of the elimination of any commissions payable to underwriters.
      Providing Management Assistance. As a business development company, we are required to make significant managerial assistance available to the companies in our investment portfolio. In addition to the interest and dividends received from our investments, we often generate additional fee income for the structuring, diligence, transaction, administration, and management services and financial guarantees we provide to our portfolio companies through the Fund or our wholly-owned subsidiary MVCFS. In some cases, officers, directors and employees of the Fund may serve as officers and/ or members of the board of directors of portfolio companies. The Fund may provide guidance and management assistance to portfolio companies with respect to such matters as budgets, profit goals, business and financing strategy, management additions or replacements and plans for liquidity events for portfolio company investors such as a merger or initial public offering. MVCFS may also generate additional fee income for providing administrative and other management services to other entities, including private equity firms or other business development companies (as it currently does for Brantley Capital Corporation).
      Portfolio Company Monitoring. We monitor our portfolio companies closely to determine whether or not they continue to be attractive candidates for further investment. Specifically, we monitor their ongoing performance and operations and provide guidance and assistance where appropriate. We would decline additional investments in portfolio companies that, in our view, do not continue to show promise. However, we may make follow on investments in portfolio companies that we believe may perform well in the future.

      The Fund follows established procedures for monitoring its equity and loan investments. The investment professionals have developed a multi-dimensional flexible rating system for all of the Fund’s portfolio investments. These rating grids are updated regularly and reviewed by the Portfolio Manager, together with the investment team. Additionally, the Fund’s Valuation Committee (the “Valuation Committee”) meets at least quarterly, to review a written valuation memorandum for each portfolio company and to discuss business updates. Furthermore, the Fund’s Chief Compliance Officer administers the Fund’s compliance policies and procedures, specifically as they relate to the Fund’s investments in portfolio companies.
      We exit our investments generally when a liquidity event takes place, such as the sale, recapitalization or initial public offering of a portfolio company. Our equity holdings, including shares underlying warrants, after the exercise of such warrants, typically includes registration rights which would allow us to sell the securities if the portfolio company completes a public offering.
      Investment Approval Procedures. Generally, prior to approving any new investment, we follow the process outlined below. We usually conduct one to four months of due diligence and structuring before an investment is considered for approval. However, depending on the type of investment being contemplated, this process may be longer or shorter.
      The key steps in our investment approval process are:

•	Initial investment screening by deal person or investment team;

•	Investment professionals present an investment proposal containing key terms and understandings (verbal and written) to the entire investment team;

•	Our Chief Compliance Officer reviews the proposed investment for compliance with the 1940 Act, the Code and all other relevant rules and regulations;

•	Investment professionals are provided with authorization to commence due diligence;

•	Any investment professional can call a meeting, as deemed necessary, to: (i) review the due diligence reports; (ii) review the investment structure and terms; (iii) or to obtain any other information deemed relevant;

•	Once all due diligence is completed, the proposed investment is rated using a rating system which tests several factors including, but not limited to, cash flow, EBITDA growth, management and business stability. We use this rating system as the base line for tracking the investment in the future;

•	Our Chief Compliance Officer confirms that the proposed investment will not cause us to violate the 1940 Act, the Code or any other applicable rule or regulation;

•	Mr. Tokarz approves the transaction; and

•	The investment is funded.
Our Investment Team
      We are served by a team of nine full-time and one part-time investment professionals led by Mr. Tokarz, our Chairman. Often the Fund uses the services of other investment professionals, with whom it has developed long-term relationships, on an as-needed basis. We look to benefit from the combined resources and investment experience of all of the members of our team. In addition, we employ four other professionals who manage the operations of the Fund and provide investment support functions both directly and indirectly to our portfolio companies. As we grow, we expect to hire, train, supervise and manage new employees at various levels within the Fund. The following information contains biographical information for key personnel of MVC.
      Michael Tokarz. Mr. Tokarz is a senior investment professional with over 30 years of lending and investment experience. Prior to assuming his position as Chairman and Portfolio Manager of the Fund, and prior to founding The Tokarz Group (in 2002), a private merchant bank of which he is Chairman, Mr. Tokarz was a General Partner with Kohlberg Kravis Roberts & Co. (“KKR”), one of the world’s most experienced private equity firms. During his 17-year tenure at KKR, he participated in diverse leveraged buyouts, financings, restructurings and dispositions. Mr. Tokarz currently serves on numerous corporate boards including Walter Industries, Inc., Stonewater Control Systems, Lomonsov, Athleta, Inc. and Apertio Ltd. In addition, Mr. Tokarz is on the Board of Managers of Illinois Ventures, a University of Illinois focused venture capital seed fund and high technology incubator, and is Chairman of a related private equity follow on investment fund. Mr. Tokarz also serves on the Board of the University of Illinois Foundation and its Investment and Executive Committees, as well as Chairman of the Budget and Finance Committees. Prior to his tenure at KKR, Mr. Tokarz was a commercial banker at Continental Illinois where he was renowned for innovation and buyout financings. Mr. Tokarz rose to run the East Coast operation of Continental Illinois from New York. He received his undergraduate degree with High Distinction in Economics and MBA in Finance from the University of Illinois and is a Certified Public Accountant. Other than the Fund, Mr. Tokarz, manages three accounts with approximately $200 million in total assets.
      Bruce Shewmaker. Mr. Shewmaker is a senior investment professional with over 30 years of private equity and investment banking experience. Prior to becoming a Managing Director of the Fund in November 2003, Mr. Shewmaker served as a member of the board of the Fund from March 2003 and served out his one year term. Mr. Shewmaker was a co-founder of Merrill Lynch Venture Capital Inc. where he initiated several private equity investment partnerships, including three business development companies. During his ten year career at Merrill Lynch, he participated in sourcing, negotiating and monitoring over 40 private equity transactions including leveraged buyouts and venture capital investments, of which seven companies completed initial public offerings. More recently, Mr. Shewmaker served as President and CEO of The US Russia Investment Fund, with committed capital of $440 million, where he managed a staff of 60 people, including eight private equity professionals, in seven offices across the Russian Federation. As a Managing Director of E*OFFERING Corp., he helped this investment banking firm participate in underwriting more than 50 initial public offerings of domestic companies and was responsible for organizing a global investment banking network. While Mr. Shewmaker has spent the majority of his career with registered investment companies or investment management divisions of NYSE listed firms (divisions of The Chase Manhattan Bank and Time Inc.), in the late 1990’s Mr. Shewmaker co-founded Crossbow Ventures, a regionally focused private equity partnership located in Florida. He earned his undergraduate degree in Finance from The Ohio State University and has passed the Series 7 and 63 NASD qualifying examinations.
      Puneet Sanan. Mr. Sanan joined MVC Capital in March 2004 and also serves as a Vice President of MVC Financial Services, Inc. with responsibilities for sourcing, executing and monitoring of investments. Before joining MVC Capital, Mr. Sanan worked at Cadigan Investment Partners, a leveraged buyout firm and was involved in originating, developing, analyzing, structuring, financing and negotiating leveraged and management buyouts, recapitalizations and growth capital financing for middle-market companies. Previously, Mr. Sanan was a Vice President and managed the Investment Banking Division of Fano Securities where he received international recognition for financial advisory work in alternative energy technology. Prior to joining Fano, Mr. Sanan was an Associate Director at UBS Warburg’s Leveraged Finance/ Financial Sponsors group where he advised leading private equity firms on leveraged buyouts, mergers and acquisitions and private equity investments. Mr. Sanan has held various corporate finance and industry positions at PaineWebber, Legg Mason, Royal Dutch/ Shell Group and Gist Brocades (now DSM N.V.). Mr. Sanan received a Bachelor of Engineering (Honors) in Chemical Engineering from Panjab University, India and an MBA in Finance from The University of Texas at Austin.
      Shivani Khurana. Ms. Khurana joined MVC Capital in March 2004 and also serves as a Vice President of MVC Financial Services, Inc. with responsibilities for sourcing, executing and monitoring of investments. Before joining MVC Capital, Ms. Khurana worked at Cadigan Investment Partners, a middle-market leveraged buyout firm where she was involved in originating, structuring, financing and negotiating leveraged and management buyout, and recapitalization transactions. Previously, Ms. Khurana worked in the leveraged finance group of Wachovia Securities where she specialized in restructuring advisory, distressed debt investing and turnaround financing; and the investment banking group of Merrill Lynch. Ms. Khurana’s prior experience includes independently managing $20 million in diversified U.S. and European equities at Al-Ahlia Investment Company. Ms. Khurana received a Bachelor of Commerce with Accounting honors from Panjab

University, India; an MBA in Finance from University of Sheffield, UK; and an M.S. in Finance from University of Rochester, New York.
      David Hadani. Mr. Hadani joined MVC Capital in April of 2005. He previously served as the CEO of Nebraska Heavy Industries, a firm he co-founded. Mr. Hadani has more than 15 years of operational and investment experience including senior operational and general management positions at Philips Electronics and at AlliedSignal, where he held various roles in operations, mergers and acquisitions and finance. He also worked for four years in commercial banking and has international business experience in Asia and Eastern Europe. Mr. Hadani received his bachelor degree from Washington University and his MBA from Duke University.
      Ben Harris. Mr. Harris joined MVC Capital in April of 2005. Prior to joining the Fund, he was the co-founder and General Counsel of Nebraska Heavy Industries. Mr. Harris has more than 10 years of experience in transactional work, venture capital, private equity and buyouts. Previously, Mr. Harris founded ITC Ventures a Latin America-based private equity and venture capital fund responsible for launching more than 20 companies throughout Brazil, Chile and Argentina. Mr. Harris also worked for the tax and legal departments of KPMG International in Santiago, Chile. Mr. Harris received his bachelor degree from Washington University and his J.D. from the University of Nebraska College of Law.
      Christopher Sullivan. Mr. Sullivan joined MVC Capital in June 2004 as an Associate on a part-time basis and is responsible for the sourcing, executing and monitoring of investments. Prior to joining MVC Capital, Mr. Sullivan worked as an Associate for Credit Suisse First Boston, in Equity Capital Markets, where he worked with numerous issuers and financial sponsors to execute 47 lead managed initial public offerings and 152 lead managed follow-on stock offerings. Before working at Credit Suisse First Boston, Mr. Sullivan worked as an Analyst in Equity Capital Markets for CIBC World Markets. Mr. Sullivan received his MBA, with a concentration in Finance, from the Carroll School of Management at Boston College in May of 2005. Mr. Sullivan holds a BA in History from Dartmouth College.
      Frances Spark. In October 2005, Ms. Spark resigned from her position as the Chief Financial Officer of the Fund but continues to function as an investment professional on behalf of the Fund. Prior to joining MVC Capital, Ms. Spark worked as a turnaround consultant for Everett & Solsvig, Inc. (“E&S”), and before joining E&S, Ms. Spark ran Spark Consulting, LLC (“Spark Consulting”), a consulting company that provided financial management and strategic advice to early stage companies. Prior to forming Spark Consulting, she was the Controller at The Beacon Group (“Beacon”), a private investment firm in New York (now part of JP Morgan Chase). At Beacon, she managed the finance and accounting functions for the firm, its private equity funds and investment banking business. Prior to Beacon, Ms. Spark was the Chief Financial Officer of Hyperion Capital Management, an investment management firm in New York, and held a number of financial roles at Prudential Securities in both the United States and the United Kingdom. Ms. Spark received a B.Sc. in Biology from Southampton University, England. She is a Chartered Accountant and spent five years with KPMG in the United Kingdom.
      Forrest Mertens. Mr. Mertens joined MVC Capital in January of 2003 and currently serves as the Fund’s Technology Officer and Operations Manager responsible for the day to day operations of the Fund, including project management, network administration, and relationship management. Before working for the Fund, Mr. Mertens worked at Next Level Communications, a telecommunications company, where he managed the firm’s Enclosures and Backplanes product line, which generated approximately $20 million in annual revenue. Previously, Mr. Mertens worked as a Research Analyst for Beacon Investment Management, a wealth management firm in Boston, MA. Mr. Mertens earned a Bachelors of Science in Business Administration from Boston University’s School of Management where he graduated summa cum laude.
Portfolio Support and Operations Management
      Peter Seidenberg. In October 2005, Mr. Seidenberg became the Chief Financial Officer of the Fund. He also serves as a part-time investment professional for the Fund. Prior to joining MVC in April 2005, Mr. Seidenberg served as a Principal of Nebraska Heavy Industries, where he worked on various engagements, including serving as CFO of Commerce One, Inc. Mr. Seidenberg has over 10 years of experience in corporate finance, operations and general management. Prior to his tenure at NHI, Mr. Seidenberg served as the Director of Finance and Business Development and as Corporate Controller for Plumtree Software, Inc. where he was responsible for driving strategic initiatives and managing the finance and accounting staff. Mr. Seidenberg has also worked at AlliedSignal and several small manufacturing companies, where he held roles in finance and operations. Mr. Seidenberg received his bachelor degree and MBA from Cornell University.
      Jaclyn Shapiro-Rothchild. Ms. Shapiro joined MVC Capital in June of 2002 and currently serves as Vice President and Secretary of the Fund, responsible for board and shareholder matters and as the Head of Portfolio Development & Fund Administration, responsible for monitoring the Fund’s legacy portfolio and directing the Fund’s operations. Prior to joining MVC Capital, Ms. Shapiro was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former sub-advisor of the Fund. Before joining the Fund’s former sub-advisor, Ms. Shapiro was an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), where she was responsible for analyzing the various real estate trends in the Washington, DC greater metropolitan area. Previously, Ms. Shapiro worked as a Research Analyst to a Senior Portfolio Manager at Gruntal & Co. and began her business career as a Marketing Consultant at Archstone-Smith formerly known as Charles E. Smith & Co. Ms. Shapiro received her Bachelors of Business Administration degrees in Entrepreneurship and Small Business Management from George Washington University in Washington, DC.
      Scott Schuenke, CPA. Mr. Schuenke joined MVC Capital in June 2004 and holds various positions with the Fund. Mr. Schuenke serves as the Fund’s Controller where he is responsible for overseeing the financial operations of the Fund and, as of October 4, 2004, he serves as the Fund’s Chief Compliance Officer. In this role, Mr. Schuenke is responsible for administering the Fund’s compliance program required by Rule 38a-1 under the 1940 Act. Before Mr. Schuenke joined MVC Capital, he was a compliance officer with US Bancorp Fund Services, LLC, where he was responsible for financial reporting and compliance oversight of more than fifteen open and closed-end registered investment companies. Previously, Mr. Schuenke worked as an audit and assurance services staff member with PricewaterhouseCoopers, LLP (“PWC”). While with PWC, he performed audit and review services for financial services clients including several large mutual fund complexes. Mr. Schuenke received his Bachelors of Business Administration from the University of Wisconsin-Milwaukee. Mr. Schuenke also holds his Masters of Professional Accountancy from the University of Wisconsin-Whitewater. Mr. Schuenke is a Certified Public Accountant licensed in the State of Wisconsin.
Portfolio Diversity
      Our portfolio is not currently concentrated and we currently do not have a policy with respect to “concentrating” (i.e., investing 25% or more of our total assets) in any industry or group of industries and currently our portfolio is not concentrated. We may or may not concentrate in any industry or group of industries in the future.
Employees
      At October 31, 2005, Michael Tokarz served as Chairman & Portfolio Manager of the Fund and we employed 13 individuals, including investment and portfolio management professionals, operations professionals and administrative staff. Substantially all of these individuals are located in the Purchase, New York office. We believe that our relations with our employees are excellent.

PORTFOLIO COMPANIES
      The following is a listing of our portfolio companies in which we had an investment at January 31, 2006. The portfolio companies are presented in three categories — companies more than 25% owned which represent portfolio companies where we directly or indirectly own more than 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed controlled by us under the 1940 Act; companies owned 5% to 25% which represent portfolio companies where we directly or indirectly own 5% to 25% of the outstanding voting securities of such portfolio company and, therefore, are deemed to be an affiliated person under the 1940 Act; and companies less than 5% owned which represent portfolio companies where we directly or indirectly own less than 5% of the outstanding voting securities of such portfolio company.
      We make available significant managerial assistance to our portfolio companies. We generally receive rights to observe the meetings of our portfolio companies’ board of directors, and may have one or more voting seats on their boards.

			Percentage
	Nature of its	Title of Securities	of Class
Name and Address of Portfolio Company	Principal Business	Held by the Company	Held(1)

Companies More Than 25% Owned
Baltic Motors Corporation(2)	Automotive Dealership	Common Stock	100.00%
31513 Northwestern Highway		Loan due 6/24/2007	NA
Suite 201 Farmington Hills, MI 48334
Ohio Medical Corp.	Manufacturer & marketer	Common Stock	56.26%
1111 Lakeside Drive	of medical products
Gurnee, IL 60606
Sanierungsgesellschaft für Deponien und Altlasten mbH (SGDA)(2)	Soil Remediation	Term Loan	NA
98544 Zella-Mehlis, Bahnhofsstraße 66		Common Equity	53.50%
Germany		Revolving Credit Facility	NA
Timberland Machines & Irrigation, Inc.(3)	Landscaping Equipment &	Common Stock	45.00%
One Niblick Road	Irrigation Products	Warrants	60.00%
PO Box 1190	Distributor	Senior Subordinated	NA
Enfield, CT 06083		Debt due 8/4/2009
		Sub Bridge Note due	NA
		1/31/2006
Turf Products, LLC	Wholesale Distributor of	Senior Subordinated	NA
157 Moody Road, PO Box 1200	golf course & maintenance	LLC Interest	45.00%
Enfield, CT 06083	equipment	Warrants	60.00%
Vendio Services, Inc.(3)	Online Auction Enabler	Series A Preferred	37.80%
2800 Campus Drive, Suite 150		Common Stock	0.40%
San Mateo, CA 94403
Vestal Manufacturing Enterprises(3)	Iron Foundry	Common Stock	90.00%
176 Industrial Park Road		Senior Subordinated	NA
Sweetwater, TN 37874		Debt due 4/29/2011
Companies 5% to 25% Owned
Dakota Growers Pasta Company, Inc.(3)	Manufacturer of	Common Stock	9.17%
One Pasta Avenue	Packaged Foods
Carrington, ND 58421
Endymion Systems, Inc.	Software Applications	Series A Preferred	23.12%
80 Swan Way, #250 Oakland, CA 94621

			Percentage
	Nature of its	Title of Securities	of Class
Name and Address of Portfolio Company	Principal Business	Held by the Company	Held(1)

Impact Confections, Inc.(3)	Confections	Class A Voting	9.96%
888 Garden of the Gods Road, #200	Manufacturing &	Common Stock
Colorado Springs, CO 80907	Distribution	Class B Non-voting	100.00%
		Common Stock
		Subordinated Debt due	NA
		7/30/2009
		Sr. Promissory Note	NA
Octagon Credit Investors, LLC (2)	Asset Management	LLC Interest	9.17%
52 Vanderbilt Avenue, 18th Floor		Subordinated Debt due	NA
New York, NY 10017		5/7/2011
		Revolving Line of	NA
		Credit (5/06/2007)
ProcessClaims, Inc.(3)	Automobile Insurance	Series C Preferred	48.30%
1600 Rosecrans Ave.	Claims Processing	Series D Preferred	15.39%
Building 7, Suite 300		Series E Preferred	20.00%
Manhattan Beach, CA 90266
Vitality Foodservice Holding Corp.(3)	Holding company of	Common Stock	11.28%
400 North Tampa St., Suite 2000	subsidiary companies that	Series A	100.00%
Tampa, FL 33602	are non-alcoholic	Convertible Preferred	100.00%
	beverage suppliers	Warrants	13.46%
Companies Less Than 5% Owned
Actelis Networks, Inc.	Telecommunications	Series C Preferred	10.81%
6150 Stevenson Blvd. Fremont, CA 94538
Amersham Corporation	Precision machine	Subordinated Debt	NA
1797 Boxelder Street	components	due 6/29/2010
Louisville, CO 80027
BP Clothing, LLC	Clothing designer &	Subordinated Loan	NA
8700 Rex Road	manufacturer	Loan due 6/2/2009
Pico Rivera, CA 90660
DPHI, Inc.	Digital Media	Series A-1 Preferred	20.20%
2580 55th Street Boulder, CO 80301
Foliofn, Inc.(3)	Financial Services	Series C Preferred	49.36%
PO Box 3068	Technology
Merrifield, VA 22116
Henry Company	Manufacturer of roofing	Loan due 4/6/2011	NA
2911 Slauson Avenue	supplies
Huntington Park, CA 90255
JDC Lighting, LLC	Electrical Distribution	Debt due 1/31/2009	NA
45 West 36th Street, 5th Floor New York, NY 10018
Lumeta Corporation	Network Search &	Series A Preferred	4.30%
220 Davidson Avenue	Security Software	Series B Preferred	1.49%
Somerset, NJ 08873
MainStream Data, Inc.	Satellite & Broadcast	Common Stock	2.83%
375 Chipeta Way, Suite B	Communications
Salt Lake City, UT USA 84108
SafeStone Technologies PLC	Network Security	Series A Ordinary	2.90%
Apollo House, Mercury Park	Software
Wycombe Lane Wooburn Green Bucks HP10 0HH

Percentage
	Nature of its	Title of Securities	of Class
Name and Address of Portfolio Company	Principal Business	Held by the Company	Held(1)

Sonexis, Inc.	Web Conferencing	Common Stock	13.16%
400 Network Center Drive, Suite 210 Tewksbury, MA 01876
SP Industries, Inc.	Specialty Glassware &	Term Loan B due	NA
935 Mearns Road	Equipment	3/31/2010
Warminster, PA 18974		Subordinated Debt	NA
Strategic Outsourcing, Inc.	PEO (Professional	Senior Debt	NA
5260 Parkway Plaza Boulevard	Employer Organization)
Suite 140 Charlotte, NC 28217

(1)	Percentages shown for securities held by us represent percentage of the class owned and do not necessarily represent voting ownership. Percentages shown for equity securities other than warrants or options represent the actual percentage of the class of security held before dilution. Percentages shown for warrants and options held represent the percentage of class of security we may own, on a fully diluted basis, assuming we exercise our warrants or options.

(2)	We directly or indirectly own more than 50% of the voting securities of the company, or control the board of directors, or are the controlling member.

(3)	The portfolio company is deemed to be an affiliated person under the 1940 Act because we hold one or more seats on the portfolio company’s board of directors, are the general partner, or are the managing member.
      For companies held by the Fund at October 31, 2005 please reference pages 31 to 40 for a brief description of each portfolio company’s business. With respect to portfolio companies in which we invested since that date, please see pages 42 to 43 for a brief description of the business of those companies. In addition, we have provided below a more detailed description for each portfolio company which represented more than 5% of our assets as of October 31, 2005:
Baltic Motors Corporation
      On June 24, 2004, the Fund provided a $4,500,000 mezzanine loan and $6,000,000 in equity financing to Baltic. Baltic is a U.S. company focused on the importation and sale of Ford and Land Rover vehicles and parts throughout Latvia, a new entrant to the European Union as of May 1, 2004.
      Baltic is composed of three subsidiaries. The first, SIA Baltic Motors Imports, is currently an importer of Ford vehicles, parts and accessories, and is responsible for selecting dealers and service centers within the country. The second subsidiary, SIA Baltic Motors Limited, operates Ford and Land Rover car dealerships in three locations within Latvia. The third subsidiary, SIA Baltic Ipashumu Fonds, controls the real estate holdings of Baltic inclusive of all land and facilities.
      Beyond Ford and Land Rover, Baltic’s relationship with Ford permits the importation of additional brands into Latvia and for potential expansion into other Baltic states. Recognizable brands include Mazda, Jaguar and Volvo. MVC Capital controls the board of directors of Baltic.
SP Industries, Inc.
      On March 31, 2005, the Fund announced that it had provided a $6.5 million mezzanine loan and a $4.0 million term loan to SP Industries, Inc. (“SP”).
      SP is headquartered in Warminster, Pennsylvania, and is a designer, manufacturer, and marketer of laboratory research and process equipment, glassware and precision glass components, and configured-to-order manufacturing equipment.

Ohio Medical Corporation
      On July 1, 2005, the Fund invested $17 million and sponsored the acquisition of General Electric’s Ohmeda Brand Suction and Oxygen Therapy business unit (“GE-SOT”), a leading global supplier of suction and oxygen therapy products. On July 14, 2005, in conjunction with this transaction, the Fund acquired GE-SOT’s largest supplier, Squire Cogswell/ Aeros Instruments, Inc. and merged both businesses creating Ohio Medical Corporation (“Ohio”).
      The Fund’s investment in Ohio consists of 5,620 shares of Common Stock with a cost basis of $17 million.
      Ohio is a designer, manufacturer and marketer of vacuum regulators, flowmeters and portable suction devices that are primarily sold to healthcare facilities for application in medical gas pumping systems. Ohio markets its medical gas and industrial gas pumping systems under the Aeros and Healthcair brand names.
Timberland Machines & Irrigation, Inc.
      On August 4, 2004, the Fund announced that it had provided a $6,000,000 mezzanine loan and $4,500,000 in equity financing to Timberland Machines & Irrigation, Inc. (“Timberland”) in conjunction with Timberland’s purchase of the assets of The Sprinkler House (“TSH”) and Timberland’s divisions of Turf Products Corporation.
      TSH has a chain of specialty irrigation wholesale outlets in New England, with thirteen locations across six states. TSH provides irrigation products and services to independent contractors throughout New England.
      Timberland is engaged in the wholesale distribution and service of professional landscape and premium consumer outdoor power equipment. Timberland has exclusive distribution rights for many leading brands in certain parts of the northeastern U.S., and is an independent distributor of these products in the northeastern United States.
Vitality Foodservice, Inc.
      On September 27, 2004, the Fund announced that it had provided $10,000,000 of preferred and $5,000,000 in common equity financing to Vitality Foodservice, Inc. (“Vitality”) to support the strategic buyout of the Company by Goldner Hawn Johnson & Morrison.
      Vitality is headquartered in Tampa, FL, and is a provider of dispensed, non-alcoholic beverages to the foodservice industry worldwide. Its “total beverage system” provides innovative, proprietary dispensers, quality beverages and leading sales and service expertise. Vitality has distribution in over 30 markets including the U.S., Canada, Europe, Central and South America, Asia, the Caribbean, and the Middle East.
DETERMINATION OF FUND’S NET ASSET VALUE
      Pursuant to the requirements of the 1940 Act, the Fund values its portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because the Fund’s portfolio company investments generally do not have readily ascertainable market values, the Fund records these investments at fair value in accordance with Valuation Procedures adopted by its board of directors. The Fund’s board of directors may also hire independent consultants to review its Valuation Procedures or to conduct an independent valuation of one or more of its portfolio investments.
      Pursuant to the Fund’s Valuation Procedures, the Fund’s Valuation Committee determines fair valuations of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.” Currently, the Fund’s net asset value per share is calculated and published on a monthly basis. The fair values determined as of the most recent quarter end are reflected, in the next calculated net asset value per share. (If the Valuation Committee determines to fair value an investment more frequently than quarterly, the most recently determined fair value would be reflected in the published net asset value per share.)
      The Fund calculates its net asset value per share by subtracting all liabilities from the total value of its portfolio securities and other assets and dividing the result by the total number of outstanding shares of its common stock on the date of valuation.
      At October 31, 2005, approximately 60.73% of the Fund’s total assets represented portfolio investments recorded at fair value.
      Initially, portfolio securities for which a reliable market value cannot be determined are valued at cost (absent the existence of circumstances warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that such a portfolio security is held by the Fund, its original cost may cease to represent an appropriate valuation, and other factors must be considered. No pre-determined formula can be applied to determine fair values. Rather, the Valuation Committee makes fair value assessments based upon the estimated value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties (other than in a forced or liquidation sale). The liquidity event whereby the Fund exits an investment is generally a sale, merger, recapitalization or, in some cases, the initial public offering of the portfolio company.
Valuation Methodology
      There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which we derive a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections. We generally require, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.
      The fair value of the Fund’s portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities that do not have readily ascertainable market values, the Fund’s estimate of fair value may significantly differ from the fair market value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs which might become payable on disposition of such investments.
Equity Securities
      The Fund’s equity interests in portfolio companies for which there is no liquid public market are valued at their fair value. Generally, fair value of an equity interest is based upon the “enterprise value” of the portfolio company. The Valuation Committee’s analysis of enterprise value may include various factors, such as multiples of EBITDA, cash flow, net income or revenues, or in limited instances, book value or liquidation value. All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, a recapitalization, a restructuring or related items.
      The Valuation Committee may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, or industry practices and trends in determining fair value. The Valuation Committee may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing enterprise value. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.
      Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

Loans and Debt Securities
      For loans and debt securities, fair value generally approximates cost unless there is a reduced enterprise value or the overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security.
      Generally, in arriving at a fair value for a debt security or a loan, the Valuation Committee focuses on the portfolio company’s ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the Valuation Committee also analyzes the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security is typically considered. If the fair value of the underlying security is less than the conversion price, the Valuation Committee focuses on the portfolio company’s ability to service and repay the debt.
      When we receive nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, we allocate our cost basis in our investment between debt securities and nominal cost equity at the time of origination.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Origination, closing and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as income. Prepayment premiums are recorded on loans when received.
      For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, we may accrue payment-in-kind interest if the health of the portfolio company and the underlying securities are not in question.

MANAGEMENT
      The Fund’s board of directors supervises its management team. The responsibilities of each director include, among other things, the oversight of the Fund’s management team and the quarterly valuation of our assets. The board of directors maintains an Audit Committee, a Valuation Committee, a Compensation Committee, and a Nominating/ Corporate Governance/ Strategy Committee, and may establish additional committees in the future.
      The Fund’s investment decisions are made by Mr. Tokarz, in consultation with our other investment professionals. Mr. Tokarz is primarily responsible for making each decision.
      The Fund is internally managed and its investment professionals manage its portfolio. These investment professionals collectively have extensive experience in managing investments in private businesses in a variety of industries, and are familiar with the Fund’s approach of lending and investing. Because the Fund is internally managed, it pays no investment advisory fees, but instead it pays the operating costs associated with employing investment management and other professionals. The Fund also has an agreement with Mr. Tokarz pursuant to which he is entitled to compensation from the Fund. That agreement is described under “Employment Agreements” below.
      Information regarding the directors and the key executive officers of MVC Capital, including brief biographical information, is set forth below:

				(5)
				Number of
				Portfolios
	(2)	(3)		in Fund
	Positions(s)	Term of Office/	(4)	Complex	(6)
(1)	Held with the	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	Director	Held by Director

Independent Directors
Emilio Dominianni 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 74	Director	1 year/3 years	Mr. Dominianni is a retired Partner of, and was Special Counsel to Coudert Brothers LLP, a law firm. He is currently a Director of Stamm International Corporation, Powrmatic Inc., and Powrmatic of Canada Ltd., manufacturers and distributors of heating, ventilating, and air conditioning equipment. He was a Director of American Air Liquide Inc., Air Liquide International Corporation, and a Consultant to Air Liquide America Corp., all manufacturers and distributors of industrial gases, and Mouli Manufacturing Corp., a distributor of kitchen and household products.	None(1)	See column 4

(5)
Number of
Portfolios
	(2)	(3)		in Fund
	Positions(s)	Term of Office/	(4)	Complex	(6)
(1)	Held with the	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	Director	Held by Director

Gerald Hellerman 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 68	Director	1 year/3 years	Mr. Hellerman has been the Principal of Hellerman Associates, a financial and corporate consulting firm, since the firm’s inception in 1993. He is currently a Director of The Mexico Equity and Income Fund, Inc., a Director and President of Innovative Clinical Solutions, Ltd., a company formerly engaged in clinical trials and physician network management which is currently in liquidation, a Director of FNC Realty Corporation which is developing and operating owned properties, a Director of AirNet Systems Inc. and a Director of Brantley Capital Corporation. Mr. Hellerman is presently serving as Manager-Investment Advisor for a U.S. Department of Justice Settlement Trust. Mr. Hellerman has served as a Trustee or Director of Third Avenue Value Trust, a Trustee of Third Avenue Variable Series Trust, and a Director of Clemente Global Growth Fund, Inc.	None(1)	See column 4
Robert Knapp Millenco, L.P. 666 Fifth Avenue, 8th Floor New York, NY 10103 Age: 39	Director	1 year/3 years	Mr. Knapp is a Managing Director of Millennium Partners where he specializes in mis-priced assets, turnaround situations, and closed end fund arbitrage. He also is a Director of the Vietnam Opportunity Fund, a Cayman Islands private equity fund listed on the London Stock Exchange, for which Millennium acted as seed investor. Formerly he served as a director for the First Hungary Fund, a Channel Islands private equity fund, and as a Director of the Vietnam Frontier Fund, a Cayman Islands investment company.	None(1)	See column 4
William Taylor 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 63	Director	1 month	Mr. Taylor is a Certified Public Accountant and is currently a Director of Northern Illinois University Foundation and a Trustee of Writers Theatre. From 1976 through May, 2005, Mr. Taylor was a Partner at Deloitte & Touche. From 1997 to 2001 Mr. Taylor was a Director of Deloitte & Touche USA and from 1999 to 2003 Mr. Taylor was a Director of Deloitte Touche Tohmatsu.	None(1)	See column 4

				(5)
				Number of
				Portfolios
	(2)	(3)		in Fund
	Positions(s)	Term of Office/	(4)	Complex	(6)
(1)	Held with the	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	Director	Held by Director

Officer and Interested Director
Michael Tokarz(2) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 56	Director, Chairman, and Portfolio Manager	1 year/2 years and 3 months	Mr. Tokarz currently serves as Chairman and Portfolio Manager of the Fund. Mr. Tokarz also is Chairman of The Tokarz Group, a private merchant bank, since 2002. Prior to this, Mr. Tokarz was a senior General Partner and Administrative Partner at Kohlberg Kravis Roberts & Co., a private equity firm specializing in management buyouts. He also currently serves on the corporate boards of Conseco, Inc., Walter Industries, Inc., IDEX Corporation, Stonewater Control Systems, Lomonosov, Athleta, Inc. and Apertio Ltd. Mr. Tokarz is an active member of the endowment committee and Board of Trustees of YMCA in Westchester County. He is also a member of the Board of the Warwick Business School in England. He is a member of the Board of the University of Illinois Foundation, and serves on its investment policy committee; he is also a member of the Venture Capital Subcommittee and serves as a member of the Board of Managers for Illinois Ventures, LLC. Mr. Tokarz also serves as the Chairman of the Illinois Emerging Technology Fund LLC. Mr. Tokarz serves as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Dakota Growers Pasta Company, Ohio Medical, Timberland Machines & Irrigation, Inc., and previously served on the Board of Vestal Manufacturing, Inc. from April 2004 until July 2005.	None(1)	See column 4

(5)
Number of
Portfolios
	(2)	(3)		in Fund
	Positions(s)	Term of Office/	(4)	Complex	(6)
(1)	Held with the	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	Director	Held by Director

Executive Officers
Bruce Shewmaker(3) 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 60	Managing Director	Indefinite term/2 years and 3 months	Until June 2003, Mr. Shewmaker served as Managing Director of Crossbow Ventures Inc., and as a Vice President of Crossbow Venture Partners Corp., the general partner of Crossbow Venture Partners LP, a licensed small business investment company. Mr. Shewmaker also is a co- founder and Director of Infrared Imaging Systems, Inc., a medical devices company. From 1999 to 2001, he was a Managing Director of E*OFFERING Corp., an investment banking firm which merged into Wit SoundView Group in 2000. He has also served as a General Partner of ML Oklahoma Venture Partners, L.P., a business development company. Mr. Shewmaker serves as a director for the following portfolio companies of the Fund: Baltic Motors Corporation, Foliofn, Inc., and Vestal Manufacturing, Inc. from April 2004 until July 2005 and serves on the Board of VIANY.	None	See column 4
Peter Seidenberg 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 36	Chief Financial Officer	Indefinite term/ 4 months	Mr. Seidenberg joined the Fund in April 2005 after having previously served as a Principal of Nebraska Heavy Industries, where he worked on engagements including serving as the Chief Financial Officer of Commerce One, Inc. Prior to that, Mr. Seidenberg served as the Director of Finance and Business Development and as Corporate Controller for Plumtree Software, Inc. Mr. Seidenberg has also worked at AlliedSignal and several small manufacturing companies, where he held roles in finance and operations. Mr. Seidenberg on behalf of the Fund sits on the board of Ohio Medical Corp.	None	None
Scott Schuenke 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 26	Chief Compliance Officer	Indefinite term/1 year and 4 months	Mr. Schuenke served as a Compliance Officer with U.S. Bancorp Fund Services, LLC, from 2002 until he joined MVC Capital, Inc. in 2004. Mr. Schuenke also served as the Secretary of The Mexico Equity & Income Fund, Inc. and Assistant Secretary of Tortoise Energy Infrastructure Corporation during his tenure at U.S. Bancorp Fund Services, LLC.	None	None

				(5)
				Number of
				Portfolios
	(2)	(3)		in Fund
	Positions(s)	Term of Office/	(4)	Complex	(6)
(1)	Held with the	Length of Time	Principal Occupation(s)	Overseen by	Other Directorships
Name, Address and Age	Fund	Served	During Past 5 Years	Director	Held by Director

Jaclyn Shapiro-Rothchild 287 Bowman Avenue 2nd Floor Purchase, NY 10577 Age: 27	Vice President/ Secretary	Indefinite term/1 year and 3 months Indefinite term/2 years and 1 month	Ms. Shapiro has worked directly for the Fund since June 2002. Prior to that, she was an Associate and Business Manager with Draper Fisher Jurvetson meVC Management Co. LLC, the former investment sub-adviser to the Fund, and an Associate at The Bank Companies (acquired by Newmark & Co. Real Estate), a commercial real estate company.	None	None

(1)	Other than the Fund.

(2)	Mr. Tokarz is an “interested person,” as defined in the 1940 Act, of the Fund (an “Interested Director”) because he serves as an officer of the Fund.

(3)	Mr. Shewmaker served as Director of the Fund from March 2003 to March 2004.
Board Meetings and Committees
      The board of directors has adopted a charter for each of its Audit, Nominating/ Corporate Governance/ Strategy and Compensation Committees, as well as a Corporate Governance Policy. These materials can be found on the Fund’s website at www.mvccapital.com.
      During the fiscal year ended October 31, 2005, the board of directors held eight (8) meetings. During the last fiscal year, each of the Directors (except for Mr. Taylor who was appointed to the board of directors on February 23, 2006) attended at least 75% of the aggregate number of meetings of the board of directors and any committee of the board of directors on which such Director served. Currently, 80% of the Directors are Independent Directors.
      The current members of the Audit Committee are Messrs. Dominianni, Taylor and Hellerman, each of whom is considered independent under the rules promulgated by the New York Stock Exchange and is not an “interested person,” as defined by the 1940 Act, of the Fund. Each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the board of directors has determined that each is an “audit committee financial expert” as defined under Item 401 of Regulation S-K of the 1934 Act. Mr. Hellerman is the Chairman of the Audit Committee. The Audit Committee’s primary purposes are:

•	oversight responsibility with respect to: (a) the adequacy of the Fund’s accounting and financial reporting processes, policies and practices; (b) the integrity of the Fund’s financial statements and the independent audit thereof; (c) the adequacy of the Fund’s overall system of internal controls and, as appropriate, the internal controls of certain service providers; (d) the Fund’s compliance with certain legal and regulatory requirements; (e) determining the qualification and independence of the Fund’s independent auditors; and (f) the Fund’s internal audit function, if any; and

•	oversight of the preparation of any report required to be prepared by the Audit Committee pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement with respect to the election of directors.
      The Valuation Committee, the principal purpose of which is to determine the fair values of securities in the Fund’s portfolio for which market quotations are not readily available, is currently comprised of Messrs. Dominianni, Hellerman and Knapp. The Valuation Committee held six (6) meetings during the fiscal year ended October 31, 2005.

      The Nominating/ Corporate Governance/ Strategy Committee (the “Nominating Committee”), the principal purposes of which are to consider and nominate persons to serve as Independent Directors and oversee the composition and governance of the board of directors and its committees, is currently comprised of Messrs. Dominianni, Hellerman, Knapp, and Taylor, each of whom is an Independent Director. The Nominating Committee was established in January 2004.
      The Nominating Committee considers director candidates nominated by shareholders in accordance with procedures set forth in the Fund’s By-Laws. The Fund’s By-Laws provide that nominations may be made by any shareholder of record of the Fund entitled to vote for the election of directors at a meeting, provided that such nominations are made pursuant to timely notice in writing to the Fund’s Secretary. The Nominating Committee then determines the eligibility of any nominated candidate based on criteria described below. To be timely, a shareholder’s notice must be received at the principal executive offices of the Fund not less than 60 days nor more than 90 days prior to the scheduled date of a meeting. A shareholder’s notice to the Secretary shall set forth: (a) as to each shareholder-proposed nominee, (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class, series and number of shares of capital stock of the Fund that are owned beneficially by the nominee, (iv) a statement as to the nominee’s citizenship, and (v) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Section 14 of the 1934 Act, and the rules and regulations promulgated thereunder; and (b) as to the shareholder giving the notice, (i) the name and record address of the shareholder and (ii) the class, series and number of shares of capital stock of the corporation that are owned beneficially by the shareholder. The Fund or the Nominating Committee may require a shareholder who proposes a nominee to furnish any such other information as may reasonably be required by the Fund to determine the eligibility of the proposed nominee to serve as director of the Fund. The Nominating Committee held one (1) meeting during the fiscal year ended October 31, 2005.
      In addition, the Nominating Committee considers potential director candidates with input from various sources, which can include: current Directors, members of the management team, or an outside search firm. The Nominating Committee seeks to identify candidates that possess, in its view, strong character, judgment, business experience and acumen. As a minimum requirement, any eligible candidate who is not proposed to serve as an Interested Director (i.e., a candidate who is not employed or proposed to be employed by the Fund) must not be an “interested person,” as defined by the 1940 Act, of the Fund. The Nominating Committee also considers, among other factors, certain other relationships (beyond those delineated in the 1940 Act) that might impair the independence of a proposed Director.
      The Compensation Committee, the principal purpose of which is to oversee the compensation of the Independent Directors, is currently comprised of Messrs. Hellerman and Knapp. The Compensation Committee was established in March 2003. The Compensation Committee held one (1) meeting during the fiscal year ended October 31, 2005.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Director and Executive Officer Compensation
      The following table sets forth compensation paid by us in all capacities during the fiscal year ended October 31, 2005 to all of our Directors and our three highest paid executive officers. Our Directors have been divided into two groups — Interested Directors and Independent Directors. The Interested Director is an “interested person,” as defined in the 1940 Act, of the Fund. (The Fund is not part of any Fund Complex.)
Compensation Table

		(3)	(4)	(5)
		Pension or	Estimated	Total
	(2)	Retirement	Annual	Compensation
	Aggregate	Benefits Accrued	Benefits	from Fund and
(1)	Compensation	as Part of Fund	Upon	Fund Complex
Name of Person, Position	from Fund(4)	Expenses(1)	Retirement	Paid to Directors

Interested Director
Michael Tokarz, Chairman and Portfolio Manager	$0	$0	$0	$0
Independent Directors
Emilio Dominianni, Director	$28,500	$0	$0	$28,500
Robert Everett, Director	$32,250	$0	$0	$32,250
Gerald Hellerman, Director	$41,875	$0	$0	$41,875
Robert Knapp, Director	$32,000	$0	$0	$32,000
Executive Officers (who are not directors)
Bruce Shewmaker, Managing Director(2)	$262,000	$0	$0	$0
Frances Spark, Former Chief Financial Officer(3)	$220,000	$0	$0	$0
Jaclyn Shapiro, Vice President and Secretary	$175,000	$0	$0	$0

(1)	Directors do not receive any pension or retirement benefits from the Fund.

(2)	As of the Annual Meeting of Shareholders on March 29, 2004, Mr. Shewmaker was no longer a member of the board of directors.

(3)	On October 3, 2005, Ms. Spark resigned from the position of Chief Financial Officer of the Fund and Peter Seidenberg was appointed as the new Chief Financial Officer of the Fund.

(4)	The following table provides detail as to aggregate compensation paid during fiscal 2005 to our three highest paid executive officers:

	Salary	Bonus and Awards

Ms. Spark	$180,000	$40,000
Mr. Shewmaker	$150,000	$112,000
Ms. Shapiro	$135,000	$40,000
      During the last fiscal year, each Independent Director was paid an annual retainer of $15,000 ($20,000 for the Chairman of each of the Audit Committee and Valuation Committee) and per-meeting (including Audit Committee and Valuation Committee meetings) fees of $1,250 (subject to a maximum fee of $2,000 per day) or $750 in the case of telephonic meetings (subject to a maximum fee of $2,000 per day) and Nominating Committee and Compensation Committee per-meeting fees of $750. Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.
      At a meeting of the board of directors held on January 31, 2006, the board of directors along with the Compensation Committee changed the fees payable to Independent Directors and the fees payable to the Chairman of the Audit Committee, Valuation Committee, and Nominating Committee as follows. Each Independent Director is now paid: an annual retainer of $50,000 ($60,000 for the Chairman of the Audit Committee and $55,000 for the Chairman of each of the Valuation Committee and Nominating Committee) for up to five in-person board meetings and committee meetings per year. In the event that more than five in-

person board meetings and committee meetings occur, each Independent Director will be paid an additional $1,000 for an in-person meeting. Each Independent Director is also reimbursed by the Fund for reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Fund.
      Mr. Tokarz, Chairman and Portfolio Manager of the Fund, received no compensation from the Fund during the last fiscal year. Mr. Tokarz has entered into a compensation arrangement with the Fund under which he, as Portfolio Manager, will be compensated by the Fund based upon his positive performance and will be paid the lesser of: (a) 20% of the net income of the Fund for the fiscal year; or (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of investments made during his tenure as Portfolio Manager and (ii) the amount, if any, by which the Fund’s total expenses for a fiscal year were less than two percent of the Fund’s net assets (determined as of the last day of the period).
      On February 16, 2005, the Fund entered into a sublease for a larger space in the building in which the Fund’s current executive offices are located. The sublease is scheduled to expire on February 28, 2007. Future payments under the Sublease total approximately $223,000 in fiscal year 2006 and $75,000 in fiscal year 2007. The Fund’s previous lease was terminated effective March 1, 2005, without penalty. The building in which the Fund’s executive offices are located, 287 Bowman Avenue, is owned by Phoenix Capital Partners, LLC, an entity which is 97% owned by Mr. Tokarz. See Note 4 “Management” for more information on Mr. Tokarz.
Director Equity Ownership
      The following table sets forth, as of December, 31 2005, with respect to each Director, certain information regarding the dollar range of equity securities beneficially owned in the Fund. The Fund does not belong to a family of investment companies.

(3)
Aggregate Dollar Range of Equity
	(2)		Securities of All Funds Overseen
(1)	Dollar Range of Equity		or to be Overseen by Director in
Name of Director	Securities in the Fund		Family of Investment Companies

Emilio Dominianni	Over $100,000		Over $100,000
Gerald Hellerman	Over $100,000		Over $100,000
Robert Knapp	Over $100,000	(1)	Over $100,000	(1)
William Taylor	None		None
Michael Tokarz(2)	Over $100,000,000		Over $100,000,000

(1)	These shares are owned by Mr. Knapp directly.

(2)	Mr. Tokarz is an Interested Director of the Fund because he serves as an officer of the Fund.
Employment Agreements
      On November 6, 2003, Mr. Tokarz assumed his position as Chairman and Portfolio Manager of the Fund. Mr. Tokarz receives no salary or cash bonus, however, he will be compensated by the Fund based upon his positive performance as the Portfolio Manager. Under the terms of his agreement with the Fund, which had an initial term of two years, the Fund will pay Mr. Tokarz an amount equal to the lesser of (a) 20% of the net income of the Fund for the fiscal year; and (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of investments made during his tenure as Portfolio Manager; and (ii) the amount, if any, by which the Fund’s total expenses for a fiscal year were less than two percent of the Fund’s net assets (determined as of the last day of the period). Any payments made are calculated based upon the audited financials of the Fund for the applicable fiscal year and would be paid as soon as practicable following the completion of such audit. Mr. Tokarz has determined to allocate a portion of the incentive compensation to certain employees of the Fund. For more details, please see Exhibit 10.2 of the Fund’s Form 10-K for the fiscal year ended October 31, 2003, which contains a copy of the agreement. On October 31, 2005, our board of directors and Mr. Tokarz agreed to extend the term of Mr. Tokarz’s agreement with the Fund for an additional year.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
      As of March 7, 2006, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.
      The following table sets forth, as of March 7, 2006, each shareholder who owned more than 5% of the Fund’s outstanding shares of common stock, each Director, the Fund’s executive officers, and the Directors and executive officers as a group. Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table has sole voting and investment power.

	Number of
	Shares Owned		Percentage of
Name of Beneficial Owner	Beneficially		Fund Held

The Anegada Fund Limited	2,795,700	(1)	14.64%
The Cuttyhunk Fund Limited Tonga Partners, L.P. GS Cannell Portfolio, LLC and Pleiades Investment Partners, LP c/o Cannell Capital LLC 150 California Street, 5th Floor San Francisco, CA 94111
QVT Financial LP	2,039,600	(2)	10.68%
527 Madison Avenue, 8th Floor New York, New York 10022
Western Investment Hedged Partners LP	1,372,400	(3)	7.88%
Western Investment Institutional Partners LLC
Western Investment Activism Partners LLC
Western Investment Total Return Master Fund Ltd. and
Arthur D. Lipson
c/o Western Investment LLC
2855 East Cottonwood Parkway
Suite 110
Salt Lake City, UT 84121
Deutsch Bank AG	1,336,366	(4)	7.00%
Taunusanlage 12 D-60325 Frankfurt am Main Federal Republic of Germany
Millenco, L.P.	1,289,949	(5)	6.76%
Millennium Global Estate, L.P. Millennium USA, L.P. Millennium Partners, L.P. and Millennium International, Ltd. c/o Millennium Management, LLC 666 Fifth Avenue, 8th Floor New York, NY 10103
Wynnefield Partners Small Cap Value, L.P.	1,189,600	(6)	6.23%
Wynnefield Partners Small Cap Value, L.P. I
Wynnefield Small Cap Value Offshore Fund,
Ltd. Channel Partnership II, L.P.
Wynnefield Capital Management, LLC
Wynnefield Capital, Inc.
Nelson Obus
c/o Wynnefield Capital Management LLC
450 Seventh Avenue
Suite 509
New York, NY 10123

	Number of
	Shares Owned		Percentage of
Name of Beneficial Owner	Beneficially		Fund Held

MFP Investors, LLC	999,700	(7)	5.23%
51 John F. Kennedy Parkway, 2nd Floor Short Hills, NJ 07078
Interested Director
Michael Tokarz	347,240		1.82%
Independent Directors
Emilio Dominianni	10,000		*
Gerald Hellerman	17,800		*
Robert Knapp(8)	1,492,470		7.82%
William Taylor	—		—
Executive Officers
Bruce Shewmaker	2,017		*
Peter Seidenberg	—		—
Scott Schuenke	200		*
Jaclyn Shapiro-Rothchild	650		*
All directors and executive officers as a group (9 in total)	1,993,077		10.44%

*	Less than 1%.

(1)	Based upon information contained in Schedule 13G/ A filed with the SEC on February 15, 2006.

(2)	Based upon information contained in Schedule 13G filed with the SEC on December 8, 2005.

(3)	Based upon information contained in Schedule 13G/ A filed with the SEC on February 14, 2006.

(4)	Based upon information contained in Schedule 13G filed with the SEC on January 31, 2006.

(5)	Based upon information contained in Schedule 13D/ A filed with the SEC on December 1, 2005.

(6)	Based upon information contained in Schedule 13G/ A filed with the SEC on February 14, 2006.

(7)	Based upon information contained in Schedule 13G/ A filed with the SEC on January 20, 2005.

(8)	1,369,770 shares are owned by Millennium Partners, L.P. and/or its affiliates (“Millennium”). Mr. Knapp is an officer of Millennium. Mr. Knapp has disclaimed all beneficial ownership in these shares to the extent permitted under applicable law.
FEDERAL INCOME TAX MATTERS
      This summary of certain aspects of the federal income tax treatment of the Fund and its shareholders is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in shares of our common stock.
      You should consult your own tax adviser with respect to the tax considerations applicable to the holding of shares of our common stock. This discussion does not address all aspects of federal income taxation relevant to holders of our common stock in light of their personal circumstances, or to certain types of holders subject to special treatment under federal income tax laws, including foreign taxpayers. This discussion does not address any aspects of foreign, state or local tax laws. The Fund is actively managed and its investment strategies may be employed without regard to the tax consequences of the Fund’s transactions on the Fund’s shareholders.
      We intend to qualify for treatment as a RIC under Subchapter M of the Code. To qualify for such treatment, we must distribute to our shareholders for each taxable year at least 90% of (i) our investment company taxable income (consisting generally of net investment income from interest and dividends and net short term capital gains) and (ii) our net tax-exempt interest, if any. We must also meet several additional requirements, including:

•	At least 90% of our gross income for each taxable year must be from dividends, interest, payments with respect to securities loans, and gains from sales or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in such stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (generally, a publicly traded partnership other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC),

•	As diversification requirements, as of the close of each quarter of our taxable year:

•	at least 50% of the value of our assets must consist of cash, cash items, U.S. government securities, the securities of other RICs and other securities to the extent that (1) we do not hold more than 10% of the outstanding voting securities of an issuer of such other securities and (2) such other securities of any one issuer do not represent more than 5% of our total assets, and

•	no more than 25% of the value of our total assets may be invested in the securities of one issuer (other than U.S. government securities or the securities of other RICs), of two or more issuers that are controlled by us and are engaged in the same or similar or related trades or businesses, or of one or more qualified publicly traded partnerships.
      However, the diversification requirements outlined above are liberalized in the case of certain investment companies. In particular, if we, as a business development company, meet certain requirements described below, the 50% diversification requirement is modified so that we may include in our 50% pool of investments, the value of the securities of any corporate issuer (even if we hold more than 10% of the corporate issuer’s outstanding voting securities) so long as at the time of the latest investment in the applicable corporate issuer’s securities the tax basis which we have in all securities issued by the corporate issuer does not exceed 5% of the total value of all of our assets. This exception does not apply if we have continuously held any securities of the applicable corporate issuer for a period of 10 or more years.
      In order for the modified diversification rule to apply, the SEC must determine and certify to the Internal Revenue Service (“IRS”) no more than 60 days prior to the close of a tax year that we are principally engaged in furnishing capital to corporations which corporations are themselves principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available. For purposes of these determinations, a corporation shall be considered principally engaged in the development or exploitation of inventions, technological improvements, new processes, or products not previously available for at least 10 years after the first acquisition of any security in such corporation by us if, at the date of the original acquisition, the issuer corporation was principally so engaged. In addition, we shall be considered at any date to be furnishing capital to any corporation whose securities we hold, if within 10 years before such date, we have acquired securities in the applicable corporate issuer.
      The modified diversification rule does not apply to any quarter if, at the close of such quarter, more than 25% of our total assets are comprised of securities of corporate issuers, with respect to each of which (i) we hold more than 10% of the outstanding voting securities of such issuer and (ii) we have continuously held a security of such issuer (or a predecessor) for 10 or more years.
      If we were unable to qualify for treatment as a RIC, we would be subject to tax on our ordinary income and capital gains (including gains realized on the distribution of appreciated property) at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction and individual distributees would qualify for the reduced tax rates applicable to “qualified dividends”. Distributions in excess of current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a gain realized from the sale or exchange of property. If the Fund fails to meet the requirements of Subchapter M for more than two consecutive taxable years and then seeks to requalify under Subchapter M, it may be required to recognize gain to the extent of any unrealized appreciation on its assets. In that case, any gain recognized by the Fund likely would be distributed to shareholders as a taxable distribution.
      If we qualify as a RIC and distribute to shareholders each year in a timely manner the sum of (i) at least 90% of our “investment company taxable income” as defined in the Code and (ii) at least 90% of our net tax-exempt interest, if any, we will not be subject to federal income tax on the portion of our taxable income and gains we distribute to shareholders. In addition, if we distribute in a timely manner the sum of (i) 98% of our ordinary income for each calendar year, (ii) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income not distributed in prior years, we will not be subject to the 4% nondeductible federal excise tax on certain undistributed income of RICs. We will be subject to regular corporate income tax (currently at rates up to 35%) on any undistributed net investment income and any undistributed net capital gain. We will also be subject to alternative minimum tax, but any tax preference items would be apportioned between us and our shareholders in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to our taxable income determined without regard to the dividends paid deduction.
      The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of the taxable year ending October 31, 2005, we had $78,779,962 of net capital loss carryforwards, $33,469,122 of which will expire after the taxable year ending 2010, $4,222,380 of which will expire after the taxable year ending 2011, $37,794,910 of which will expire after the taxable year ending 2012 and $3,295,550 of which will expire after the taxable year ending 2013. To the extent the Fund is able to offset capital gains with capital losses carried forward, it would enhance the Fund’s and shareholders’ after-tax returns.
      If we acquire debt obligations that were originally issued at a discount, or that bear interest at rates that are not fixed (or certain “qualified variable rates”) or that is not payable, or payable at regular intervals over the life of the obligation, we will be required to include in taxable income each year a portion of the “original issue discount” that accrues over the life of the obligation, regardless of whether the income is received by us, and may be required to make distributions in order to continue to qualify as a RIC or to avoid the 4% excise tax on certain undistributed income. In this event, we may be required to sell temporary investments or other assets to meet the distribution requirements.
      For any period during which we qualify for treatment as a RIC for federal income tax purposes, distributions to shareholders attributable to our ordinary income (including dividends, interest and original issue discount) and net short-term capital gains generally will be taxable as ordinary income to shareholders to the extent of our current or accumulated earnings and profits, except to the extent the we receive “qualified dividends” and designate such amounts for individual shareholders as “qualified dividends”. The lower tax rate for “qualified dividends” (currently a maximum rate of 15%) will apply only if the individual shareholder holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 61 days during a prescribed period. The prescribed period is the 121-day period beginning 60 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, an individual shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.
      Corporate shareholders are generally eligible for the 70% dividends received deduction with respect to ordinary income (but not capital gain) dividends to the extent such amount designated by us does not exceed the dividends received by us from domestic corporations. A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend. In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted. Additionally, a corporate shareholder would not benefit to the extent it is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.
      Distributions in excess of our earnings and profits will first be treated as a return of capital which reduces the shareholder’s adjusted basis in his or her shares of common stock and then as gain from the sale of shares of our common stock. Distributions of our net long-term capital gains (designated by us as capital gain dividends) will be taxable to shareholders as long-term capital gains regardless of the shareholder’s holding period in his or her common stock.
      Any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it were paid by us and received by the shareholders on December 31 of the previous year. In addition, we may elect to relate a dividend back to the prior taxable year if we (i) declare such dividend prior to the due date (including extensions) for filing our return for that taxable year, (ii) make the election in that return, and (iii) distribute the amount in the 12-month period following the close of the taxable year but not later than the first regular dividend payment following the declaration. Any such election will not alter the general rule that a shareholder will be treated as receiving a dividend in the taxable year in which the distribution is made (subject to the October, November, December rule described above).
      To the extent that we retain any capital gains, we may designate them as “deemed distributions” and pay a tax thereon for the benefit of our shareholders. In that event, the shareholders report their share of retained realized long-term capital gains on their individual tax returns as if the share had been received, and report a credit for the tax paid thereon by us. The amount of the deemed distribution net of such tax is then added to the shareholder’s cost basis for his or her common stock. Since we expect to pay tax on capital gains at regular corporate tax rates and the maximum rate payable by individuals on such gains can currently be as low as 15%, the amount of credit that individual shareholders may report is expected to exceed the amount of tax that they would be required to pay on long-term capital gains. Shareholders who are not subject to federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows them to recover the taxes paid on their behalf.
      Section 1202 of the Code permits the exclusion, for federal income tax purposes, of 50% of any gain (subject to certain limitations) realized upon the sale or exchange of “qualified small business stock” held for more than five years. Generally, qualified small business stock is stock of a small business corporation acquired directly from the issuing corporation, which must (i) at the time of issuance and immediately thereafter have assets of not more than $50 million and (ii) throughout substantially all of the holder’s holding period for the stock be actively engaged in the conduct of a trade or business not excluded by law. If we acquire qualified small business stock, hold such stock for five years and dispose of such stock at a profit, a noncorporate shareholder who held shares of our common stock at the time we purchased the qualified small business stock and at all times thereafter until we disposed of the stock would be entitled to exclude from such shareholder’s taxable income 50% of such shareholder’s share of such gain. Seven percent (7%) of any amount so excluded would currently be treated as a preference item for alternative minimum tax purposes. Comparable rules apply under the qualified small business stock “rollover” provisions of section 1045 of the Code, under which gain otherwise reportable by individuals with respect to sales by us of qualified small business stock held for more than six months can be deferred if we reinvest the sales proceeds within 60 days in other qualified small business stock.
      A shareholder may recognize taxable gain or loss if the shareholder sells or exchanges such shareholder’s shares of common stock. Any gain arising from the sale or exchange of common stock generally will be treated as capital gain or loss if the common stock is held as a capital asset, and will be treated as long-term capital gain or loss if the shareholder has held his or her shares of common stock for more than one year. However, any capital loss arising from a sale or exchange of shares of common stock held for six months or less will be treated as a long-term capital loss to the extent of the amount of long-term capital gain distributions received (or deemed to be received) with respect to such shares of common stock.
      Pursuant to recently issued Treasury Regulations directed at tax shelter activity, taxpayers are required to disclose to the IRS certain information on Form 8886 if they participate in a “reportable transaction”. A transaction may be a “reportable transaction” based upon any of several indicia with respect to a shareholder, including the existence of significant book-tax differences or the recognition of a loss in excess of certain thresholds. Under new legislation a significant penalty is imposed on taxpayers who participate in a “reportable transaction” and fail to make the required disclosure. Investors should consult their own tax advisors concerning any possible federal, state or local disclosure obligations with respect to their investment in shares of the Fund.
      We may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions payable to shareholders who fail to provide us with their correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, or if the IRS notifies us that the shareholder is subject to backup withholding. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.
      There is generally no withholding tax to a shareholder who is not a U.S. person within the meaning of the Code (“Non-U.S. Person”) (i) on the portion of the Fund’s distributions that consist of long-term capital gains realized by the Fund, and (ii) for the Fund’s taxable years beginning after December 31, 2004 and before January 1, 2008, on the portion of the Fund’s distributions that we designate as short-term capital gain dividends or “interest-related dividends” (generally, dividends attributable to net interest income from U.S. sources that would not result in U.S. withholding taxes if earned directly by the shareholder), in all cases provided that such distributions are not effectively connected with the conduct of a trade or business in the U.S. by such Non-U.S. Person. However, the remaining distributions to Non-U.S. Persons are generally subject to a 30% withholding tax, unless reduced or eliminated by treaty. Other rules may apply to Non-U.S. Persons (i) whose income from the Fund is effectively connected with the conduct of a U.S. trade or business by such Non-U.S. Person or (ii) to the extent the Fund makes distributions prior to January 1, 2008 if such distributions are attributable to dispositions of United States real property interests (e.g., investments in certain real estate investment trusts); such investors should consult with their own advisers regarding those rules.
      If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Person will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the corporate-level tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Person must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Person would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
      A tax-exempt U.S. person investing in the Fund will not realize unrelated business taxable income with respect to an unleveraged investment in shares. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. tax consequences of an investment in the Fund.
      From time to time, the Fund may be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses, including the management fee and incentive fee payable to the manager, will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a RIC whose shares are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market nor (iii) held by at least 500 persons at all times during the taxable year.

      Unless an exception applies, we will mail to each shareholder, as promptly as possible after the end of each fiscal year, a notice detailing, on a per distribution basis, the amounts includible in such shareholder’s taxable income for such year as net investment income, as net realized capital gains (if applicable) and as “deemed” distributions of capital gains, including taxes paid by us with respect thereto. In addition, absent an exemption, the federal tax status of each year’s distributions will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in us.
      Under our Plan, all cash distributions to shareholders will be automatically reinvested in additional whole and fractional shares of our common stock unless you elect to receive cash. For federal income tax purposes, however, you will be deemed to have constructively received cash and such amounts should be included in your income to the extent such constructive distribution otherwise represents a taxable dividend for the year in which such distribution is credited to your account. The amount of the distribution is the value of the shares of common stock acquired through the dividend reinvestment plan.
CERTAIN GOVERNMENT REGULATIONS
      We operate in a highly regulated environment. The following discussion generally summarizes certain government regulations.
      Business Development Company. A business development company is defined and regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses.
      As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt maturing in one year or less from the time of investment.

      To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must make available to the issuer of those securities significant managerial assistance such as providing significant guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company, or making loans to a portfolio company. We offer to provide managerial assistance to each of our portfolio companies.
      As a business development company, we are entitled to issue senior securities in the form of stock or senior securities representing indebtedness, including debt securities and preferred stock, as long as each class of senior security has an asset coverage ratio of at least 200% immediately after each such issuance. See “Risk Factors.” We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Independent Directors and, in some cases, prior approval by the SEC. On July 11, 2000, the SEC granted us an exemptive order permitting us to make co-investments with certain of our affiliates in portfolio companies, subject to various conditions. During the last completed fiscal year, the Fund did not engage in any transactions pursuant to this order.
      As with other companies regulated by the 1940 Act, a business development company must adhere to certain other substantive ongoing regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We maintain a code of ethics that establishes procedures for personal investment and restricts certain transactions by our personnel. Our code of ethics generally does not permit investment by our employees in securities that may be purchased or held by us. The code of ethics is filed as an exhibit to the registration statement of which this prospectus is a part. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at (202) 942-8090. In addition, the code of ethics is available on the EDGAR Database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549.
      We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a “majority of the outstanding voting securities,” as defined in the 1940 Act, of our shares. A majority of the outstanding voting securities of a company is defined by the 1940 Act as the lesser of: (i) 67% or more of such company’s shares present at a meeting if more than 50% of the outstanding shares of such company are present and represented by proxy, or (ii) more than 50% of the outstanding shares of such company.
      We are periodically examined by the SEC for compliance with the 1940 Act.

DIVIDEND REINVESTMENT PLAN
      All of our shareholders who hold shares of common stock in their own name will automatically be enrolled in our dividend reinvestment plan (the “Plan”). All such shareholders will have any cash dividends and distributions automatically reinvested by Computershare Ltd. (the “Plan Agent”), in additional shares of our common stock. Any shareholder may, of course, elect to receive his or her dividends and distributions in cash. Currently, the Fund has a policy of seeking to pay quarterly dividends to shareholders. For any of our shares that are held by banks, brokers or other entities that hold our shares as nominees for individual shareholders, the Plan Agent will administer the Plan on the basis of the number of shares certified by any nominee as being registered for shareholders that have not elected to receive dividends and distributions in cash. To receive your dividends and distributions in cash, you must notify the Plan Agent.
      The Plan Agent serves as agent for the shareholders in administering the Plan. When we declare a dividend or distribution payable in cash or in additional shares of our common stock, those shareholders participating in the dividend reinvestment plan will receive their dividend or distribution in additional shares of our common stock. Such shares will be either newly issued by us or purchased in the open market by the Plan Agent. If the market value of a share of our common stock on the payment date for such dividend or distribution equals or exceeds the net asset value per share on that date, we will issue new shares at the net asset value. If the net asset value exceeds the market price of our common stock, the Plan Agent will purchase in the open market such number of shares of our common stock as is necessary to complete the distribution.
      The Plan Agent will maintain all shareholder accounts in the Plan and furnish written confirmation of all transactions. Shares of our common stock in the Plan will be held in the name of the Plan Agent or its nominee and such shareholder will be considered the beneficial owner of such shares for all purposes.
      There is no charge to shareholders for participating in the Plan or for the reinvestment of dividends and distributions. We will not incur brokerage fees with respect to newly issued shares issued in connection with the Plan. Shareholders will, however, be charged a pro rata share of any brokerage fee charged for open market purchases in connection with the Plan.
      We may terminate the Plan upon providing written notice to each shareholder participating in the Plan at least 60 days prior to the effective date of such termination. We may also materially amend the Plan at any time upon providing written notice to shareholders participating in the Plan at least 30 days prior to such amendment (except when necessary or appropriate to comply with applicable law or rules and policies of the SEC or other regulatory authority). You may withdraw from the Plan upon providing notice to the Plan Agent. You may obtain additional information about the Plan from the Plan Agent.
DESCRIPTION OF SECURITIES
      The following summary of our capital stock and other securities does not purport to be complete and is subject to, and qualified in its entirety by, our Certificate of Incorporation.
      Our authorized capital stock is 150,000,000 shares, $0.01 par value.
Common Stock
      At October 31, 2005, there were 19,086,566 shares of common stock outstanding and 4,059,382 shares of common stock in our treasury. To date, no other classes of stock have been issued.
      All shares of common stock have equal rights as to earnings, assets, dividends and voting privileges and all outstanding shares of common stock are fully paid and non-assessable. Distributions may be paid to the holders of common stock if and when declared by our board of directors out of funds legally available therefore. Our common stock has no preemptive, conversion, or redemption rights and is freely transferable. In the event of liquidation, each share of common stock is entitled to share ratably in all of our assets that are legally available for distributions after payment of all debts and liabilities and subject to any prior rights of holders of preferred stock, if any, then outstanding. Each share of common stock is entitled to one vote and does not have cumulative voting rights, which means that holders of a majority of the shares, if they so choose, could elect all of the directors, and holders of less than a majority of the shares would, in that case, be unable to elect any director. All shares of common stock offered hereby will be, when issued and paid for, fully paid and non-assessable.
Preferred Stock
      In addition to shares of common stock, we may issue preferred stock. Our board of directors is authorized to provide for the issuance of preferred stock with such preferences, powers, rights and privileges as the board deems appropriate; except that, such an issuance must adhere to the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance and before any distribution is made with respect to common stock, the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets; and (ii) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more. We believe the availability of such stock will provide us with increased flexibility in structuring future financings and acquisitions. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. You should read that prospectus supplement for a description of the preferred stock, including, but not limited to, whether there will be an arrearage in the payment of dividends or sinking fund installments, if any, restrictions with respect to the declaration of dividends, requirements in connection with the maintenance of any ratio or assets, or creation or maintenance of reserves, or provisions for permitting or restricting the issuance of additional securities.
Warrants
      We may issue warrants to purchase shares of our common stock. Such warrants may be issued independently or together with shares of common stock and may be attached or separate from such shares of common stock. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.
      Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years; (ii) the exercise or conversion price is not less than the current market value at the date of issuance; (iii) our shareholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in the best interests of MVC Capital and its shareholders; and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also generally provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.
Debt Securities
      We may issue debt securities that may be senior or subordinated in priority of payment. We will provide a prospectus supplement that describes the ranking, whether senior or subordinated, the specific designation, the aggregate principal amount, the purchase price, the maturity, the redemption terms, the interest rate or manner of calculating the interest rate, the time of payment of interest, if any, the terms for any conversion or exchange, including the terms relating to the adjustment of any conversion or exchange mechanism, the listing, if any, on a securities exchange, the name and address of the trustee and any other specific terms of the debt securities.
Limitation on Liability of Directors
      We have adopted provisions in our certificate of incorporation limiting the liability of our directors for monetary damages. The effect of these provisions in the certificate of incorporation is to eliminate the rights of MVC Capital and its shareholders (through shareholders’ derivative suits on our behalf) to recover monetary damages against a director for breach of the fiduciary duty of care as a director or officer (including breaches resulting from negligent behavior) except in certain limited situations. These provisions do not limit or eliminate the rights of MVC Capital or any shareholder to seek non-monetary relief such as an injunction or rescission in the event of a breach of a director’s or officer’s duty of care. These provisions will not alter the liability of directors or officers under federal securities laws.
PLAN OF DISTRIBUTION
      We may sell the securities in any of three ways (or in any combination): (i) through underwriters or dealers; (ii) directly to a limited number of purchasers or to a single purchaser; or (iii) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.
      Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.
      If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.
      The offering of securities by the Fund pursuant to this prospectus will be reviewed by the NASD under Rule 2810. The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.
      We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.
      We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.
      Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.
      We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter identified in the applicable prospectus supplement. We may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.
LEGAL MATTERS
      The legality of the securities offered by this prospectus will be passed upon for MVC Capital by Schulte Roth & Zabel LLP, New York, New York.
SAFEKEEPING, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
      Pursuant to an agreement with the Fund, State Street acted as the Fund’s custodian with respect to the safekeeping of its securities until October 31, 2002. The principal business office of State Street was 225 Franklin Street, Boston, Massachusetts 02110. Effective November 1, 2002, US Bank National Association became the custodian of the Fund’s securities. The principal business office of the current custodian is 425 Walnut Street, Cincinnati, Ohio 45202.
      The Fund employs Computershare Ltd. (“Computershare”) as its transfer agent to record transfers of the shares, maintain proxy records and to process distributions. Computershare’s principal business office is 250 Royall Street, Canton, Massachusetts 02021.
BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of business.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The audited financial statements and schedules included in this prospectus and elsewhere in the registration statement to the extent and for the periods indicated in their reports have been audited by Ernst & Young LLP, 5 Times Square, New York, New York 10036, for the years ended October 31, 2005, October 31, 2004, and October 31, 2003, as set forth in its reports thereon and included elsewhere herein and are included in reliance upon such reports given on the authority of said firm as experts in accounting and auditing.

MVC CAPITAL, INC. AND SUBSIDIARY
CONSOLIDATED FINANCIAL STATEMENTS

MVC Capital, Inc.
Consolidated Balance Sheets

	October 31,	October 31,
	2005	2004

ASSETS
Assets
Cash	$—	$1,214,537
Cash equivalents	26,297,190	11,932,404
Short term investments at market value (cost $51,026,902 and $34,114,792)	51,026,902	34,114,792
Investments at fair value (cost $171,591,242 and $151,582,214)
Non-control/ Non-affiliated investments (cost $74,495,549 and $62,267,697)	33,685,925	19,294,120
Affiliate investments (cost $40,370,059 and $60,287,402)	32,385,810	35,600,000
Control investments (cost $56,725,634 and $29,027,115)	56,225,944	23,626,165

Total investments at fair value	122,297,679	78,520,285
Interest and fees receivable	902,498	428,291
Prepaid expenses	364,780	233,803
Prepaid taxes	98,374	—
Deferred tax	303,255	87,278
Other assets	88,600	45,445

Total assets	$201,379,278	$126,576,835

LIABILITIES AND SHAREHOLDERS’ EQUITY

Liabilities
Provision for incentive compensation (Note 5)	$1,117,328	$—
Employee compensation and benefits	807,000	350,518
Other accrued expenses and liabilities	353,606	155,039
Professional fees	276,621	223,069
Payable for investment purchased	79,708	—
Consulting fees	3,117	71,845
Directors’ fees	2,898	17,815
Revolving credit facility	—	10,025,000
Taxes payable	—	166,205

Total liabilities	2,640,278	11,009,491

Shareholders’ equity
Common stock, $0.01 par value; 150,000,000 shares authorized; 19,086,566 and 12,293,042 shares outstanding, respectively	231,459	165,000
Additional paid-in-capital	358,571,795	298,406,395
Accumulated earnings	13,528,526	7,856,896
Dividends paid to stockholders	(12,429,181)	(7,848,505)
Accumulated net realized losses	(78,633,248)	(75,484,412)
Net unrealized depreciation	(49,293,563)	(73,061,929)
Treasury stock, at cost, 4,059,382 and 4,206,958 shares held, respectively	(33,236,788)	(34,466,101)

Total shareholders’ equity	198,739,000	115,567,344

Total liabilities and shareholders’ equity	$201,379,278	$126,576,835

Net asset value per share	$10.41	$9.40

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Schedule of Investments
October 31, 2005

Company	Industry	Investment	Principal	Cost	Fair Value

Non-control/ Non-affiliated investments — 16.95%(a, c, g, h)
Actelis Networks, Inc.	Technology Investments	Preferred Stock (150,602 shares)(d)		$5,000,003	$—
Amersham Corp.	Manufacturer of Precision-Machined Components	Second Lien Seller Note 10.0000%, 06/29/2010	$2,473,521	2,473,521	2,473,521
BP Clothing, LLC	Apparel	Second Lien Loan 11.8406%, 06/02/2009	9,166,667	8,998,430	9,166,667
DPHI, Inc.	Technology Investments	Preferred Stock (602,131 shares)(d)		4,520,350	—
FOLIOfn, Inc.	Technology Investments	Preferred Stock (5,802,259 shares)(d)		15,000,000	—
Integral Development Corporation	Technology Investments	Convertible Credit Facility 11.7500%, 12/31/2005(e)	1,122,216	1,121,520	1,122,216
JDC Lighting, LLC	Electrical Distribution	Senior Subordinated Debt 17.0000%, 01/31/2009(b)	3,090,384	3,025,871	3,090,384
Lumeta Corporation	Technology Investments	Preferred Stock (384,615 shares)(d)		250,000	43,511
		Preferred Stock (266,846 shares)(d)		156,489	156,489

				406,489	200,000
MainStream Data	Technology Investments	Common Stock (5,786 shares)(d)		3,750,000	—
Octagon Credit Investors, LLC	Financial Services	Senior Subordinated Debt 15.0000%, 05/07/2011(b)	5,145,912	4,560,740	4,664,794
		Limited Liability Company Interest Warrants(d)		724,857	1,228,038
				550,000	1,069,457

				5,835,597	6,962,289
SafeStone Technologies PLC	Technology Investments	Preferred Stock (2,106,378 shares)(d, f)		4,015,402	—
Sonexis, Inc.	Technology Investments	Common Stock (131,615 shares)(d)		10,000,000	—
SP Industries, Inc.	Laboratory Research Equipment	Term Loan B 13.8406%, 03/31/2010(b)	4,020,488	3,947,304	4,020,488
		Senior Subordinated Debt 17.0000%, 03/31/2012(b)	6,650,360	6,401,062	6,650,360

				10,348,366	10,670,848
Sub Total Non-control/ Non-affiliated investments				74,495,549	33,685,925
Affiliate investments — 16.29%(a, c, g, h)
Dakota Growers Pasta Company, Inc.	Manufacturer of Packaged Foods	Common Stock (909,091 shares)(d)		5,000,000	5,514,000
Endymion Systems, Inc.	Technology Investments	Preferred Stock (7,156,760 shares)(d)		7,000,000	—

MVC Capital, Inc.
Consolidated Schedule of Investments — (Continued)

Company	Industry	Investment	Principal	Cost	Fair Value

Impact Confections, Inc.	Confections Manufacturing and Distribution	Senior Subordinated Debt 17.0000%, 07/30/2009(b)	5,228,826	5,133,069	5,228,826
		Senior Subordinated Debt 7.8406%, 07/29/2008	325,000	318,986	325,000
		Common Stock (252 shares)(d)		2,700,000	2,700,000

				8,152,055	8,253,826
ProcessClaims, Inc.	Technology Investments	Preferred Stock (6,250,000 shares)(d)		2,000,000	2,000,000
		Preferred Stock (849,257 shares)(d)		400,000	400,000
		Preferred Stock Warrants(d)		20	—

				2,400,020	2,400,000
Vitality Foodservice, Inc.	Non-Alcoholic Beverages	Common Stock (500,000 shares)(d)		5,000,000	5,000,000
		Preferred Stock (1,000,000 shares)(b)		10,517,984	10,517,984
		Warrants(d)		—	700,000

				15,517,984	16,217,984
Yaga, Inc.	Technology Investments	Preferred Stock (300,000 shares)(d)		300,000	—
		Preferred Stock (1,000,000 shares)(d)		2,000,000	—

				2,300,000	—
Sub Total Affiliate investments				40,370,059	32,385,810

Control investments — 28.30% (a, c, g, h)
Baltic Motors Corporation	Automotive Dealership	Senior Subordinated Debt 10.0000%, 06/24/2007(f)	4,500,000	4,500,000	4,500,000
		Common Stock (54,947 shares)(d, f)		6,000,000	7,500,000

				10,500,000	12,000,000
Ohio Medical Corporation	Medical Device Manufacturer	Common Stock (5,620 shares)(d)		17,000,000	17,000,000
SGDA Sanierungsgesellschaft fur Deponien und Altlasten	Soil Remediation	Revolving Line of Credit 7.0000%, 08/25/2006(f)	1,237,700	1,237,700	1,237,700
		Term Loan 7.0000%, 08/25/2009(f)	4,579,050	4,304,560	4,304,560
		Equity Interest(f)		315,000	315,000

				5,857,260	5,857,260
Timberland Machines & Irrigation, Inc	Distributor — Landscaping and	Senior Subordinated Debt 17.0000%, 08/04/2009(b)	$6,318,684	$6,234,373	$6,318,684
	Irrigation Equipment	Junior Revolving Line of Credit 12.5000%, 07/07/2007	3,250,000	3,250,000	3,250,000

MVC Capital, Inc.
Consolidated Schedule of Investments — (Continued)

Company	Industry	Investment	Principal	Cost	Fair Value

		Common Stock (450 shares)(d)		4,500,000	4,500,000
		Warrants(d)		—	—

				13,984,373	14,068,684
Vendio Services, Inc.	Technology Investments	Common Stock (10,476 shares)(d)		5,500,000	—
		Preferred Stock (6,443,188 shares)(d)		1,134,001	2,700,000

				6,634,001	2,700,000
Vestal Manufacturing Enterprises, Inc	Iron Foundries	Senior Subordinated Debt 12.0000%, 04/29/2011	900,000	900,000	900,000
		Common Stock (81,000 shares)(d)		1,850,000	3,700,000

				2,750,000	4,600,000
Sub Total Control Investments				56,725,634	56,225,944
Short Term Investments — 25.67%(g)
U.S. Treasury Bills	U.S. Government & Agency Securities	3.4400%, 12/01/2005	14,600,000	14,560,162	14,560,162
		3.2200%, 12/29/2005	9,865,000	9,812,368	9,812,368
		3.6300%, 01/12/2006	14,856,000	14,750,225	14,750,225
		3.4300%, 01/19/2006	12,000,000	11,904,147	11,904,147

				51,026,902	51,026,902
Sub Total Short Term Investments				51,026,902	51,026,902
TOTAL INVESTMENT ASSETS — 87.21%(g)				$222,618,144	$173,324,581

(a)	These securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b)	These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

(c)	All of the Fund’s equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Baltic Motors Corporation, Safestone Technologies PLC and SGDA Sanierungsgesellschaft fur Deponien und Altlasten. The Fund makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d)	Non-income producing assets.

(e)	Also received warrants to purchase a number of shares of preferred stock to be determined upon exercise.

(f)	The principal operations of these portfolio companies are located outside of the United States.

(g)	Percentages are based on net assets of $198,739,000 as of October 31, 2005.

(h)	See Note 3 for further information regarding “Investment Classification.”

-	Denotes zero cost/fair value.
The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Schedule of Investments
October 31, 2004

Company	Industry	Investment	Principal	Cost	Fair Value

Non-control/ Non-affiliated investments — 16.70%(c, h, i)
Actelis Networks, Inc.	Technology Investments	Preferred Stock (1,506,025 shares)(a, e)		$5,000,003	$—
Arcot Systems, Inc.	Technology Investments	Convertible Credit Facility 10.0000%, 12/31/2005(a, f)	$3,647,220	3,631,940	2,000,000
CBCA, Inc.	Technology Investments	Common Stock (753,350 shares)(a, e)		11,999,995	—
Determine Software, Inc.	Technology Investments	Credit Facility 12.0000%, 01/31/2006(a)	1,632,222	1,624,753	1,624,753
		Warrants(a, e)		—	—

				1,624,753	1,624,753
DPHI, Inc.	Technology Investments	Preferred Stock (602,131 shares)(a, e)		4,520,350	—
FOLIOfn, Inc.	Technology Investments	Preferred Stock (5,802,259 shares)(a, e)		15,000,000	—
Integral Development Corporation	Technology Investments	Convertible Credit Facility 10.0000%, 12/31/2005(a, f)	2,805,552	2,793,798	2,805,552
Lumeta Corporation	Technology Investments	Preferred Stock (384,615 shares)(a, e)		250,000	43,511
		Preferred Stock (266,846 shares)(a, e)		156,489	156,489

				406,489	200,000
MainStream Data	Technology Investments	Common Stock (5,786 shares)(a, e)		3,750,000	—
Mentor Graphics Corp.	Technology Investments	Common Stock (82,283 shares)(g)		480,008	—
		Common Stock (603,396 shares)(b)		3,519,988	7,023,529

				3,999,996	7,023,529
Octagon Credit Investors, LLC	Financial Services	Senior Subordinated Debt 15.0000%, 05/07/2011(a, j)	5,059,696	4,414,971	4,530,286
		Limited Liability Company Interest(a, e)		560,000	560,000
		Warrants(a, e)		550,000	550,000

				5,524,971	5,640,286
SafeStone Technologies PLC	Technology Investments	Preferred Stock (2,106,378 shares)(a, e)		4,015,402	—
Sub Total Non-control/ Non-affiliated investments				62,267,697	19,294,120
Affiliate investments — 30.80%(a, c, h, i)
Dakota Growers Pasta Company, Inc.	Manufacturer of Packaged Foods	Common Stock (909,091 shares)(e)		5,000,000	5,000,000
Endymion Systems, Inc.	Technology Investments	Preferred Stock (7,156,760 shares)(e)		7,000,000	—

MVC Capital, Inc.
Consolidated Schedule of Investments — (Continued)

Company	Industry	Investment	Principal	Cost	Fair Value

Impact Confections, Inc.	Confections Manufacturing and Distribution	Senior Subordinated Debt 17.0000%, 07/30/2009	5,000,000	4,887,382	5,000,000
		Common Stock (252 shares)(e)		2,700,000	2,700,000

				7,587,382	7,700,000
Phosistor Technologies, Inc.	Technology Investments	Preferred Stock (6,666,667 shares)(d, e)		1,000,000	—
ProcessClaims, Inc.	Technology Investments	Preferred Stock (6,250,000 shares)(e)		2,000,000	2,000,000
		Preferred Stock (849,257 shares)(e)		400,000	400,000
		Preferred Stock Warrants(e)		20	—

				2,400,020	2,400,000
ShopEaze Systems, Inc.	Technology Investments	Preferred Stock (2,097,902 shares)(d, e)		6,000,000	—
Sonexis, Inc.	Technology Investments	Common Stock (131,615 shares)(e)		10,000,000	—
Sygate Technologies, Inc.	Technology Investments	Preferred Stock (9,756,098 shares)(e)		4,000,000	5,500,000
Vitality Foodservice, Inc.	Non-Alcoholic Beverages	Common Stock (500,000 shares)(e)		5,000,000	5,000,000
		Preferred Stock (1,000,000 shares)		10,000,000	10,000,000
		Warrants(e)		—	—

				15,000,000	15,000,000
Yaga, Inc.	Technology Investments	Preferred Stock (300,000 shares)(e)		300,000	—
		Preferred Stock (1,000,000 shares)(e)		2,000,000	—

				2,300,000	—
Sub Total Affiliate investments				60,287,402	35,600,000

Control investments — 20.44%(a, c, h, i)
Baltic Motors Corporation	Automotive Dealership	Senior Subordinated Debt 10.0000%, 06/24/2007	4,500,000	4,500,000	4,500,000
		Common Stock (54,947 shares)(e)		6,000,000	6,000,000

				10,500,000	10,500,000
Timberland Machines & Irrigation, Inc	Distributor — Landscaping and Irrigation Equipment	Senior Subordinated Debt 17.0000%, 08/04/2009(j)	6,042,164	5,943,114	6,042,164
		Common Stock (450 shares)(e)		4,500,000	4,500,000
		Warrants(e)		—	—

				10,443,114	10,542,164

MVC Capital, Inc.
Consolidated Schedule of Investments — (Continued)

Company	Industry	Investment	Principal	Cost	Fair Value

Vendio Services, Inc.	Technology Investments	Common Stock (10,476 shares)(e)		5,500,000	—
		Preferred Stock (6,443,188 shares)(e)		1,134,001	1,134,001

				6,634,001	1,134,001
Vestal Manufacturing Enterprises, Inc.	Iron Foundries	Senior Subordinated Debt 12.0000%, 04/29/2011	1,000,000	1,000,000	1,000,000
		Common Stock (40,500 shares)(e)		450,000	450,000

				1,450,000	1,450,000
Sub Total Control Investments				29,027,115	23,626,165
Short Term Investments — 29.52%(h)
U.S. Treasury Bills	U.S. Government & Agency Securities	1.0000%, 11/04/2004	400,000	399,956	399,956
		1.4350%, 11/18/2004	1,064,000	1,063,332	1,063,332
		1.4700%, 11/26/2004	700,000	699,319	699,319
		1.6200%, 01/06/2005	3,490,000	3,480,147	3,480,147
		1.8000%, 01/27/2005	28,600,000	28,472,038	28,472,038

				34,114,792	34,114,792
Sub Total Short Term Investments				34,114,792	34,114,792
TOTAL INVESTMENT ASSETS — 97.46%(h)				$185,697,006	$112,635,077

(a)	These securities are restricted from public sale without prior registration under the Securities Act of 1933. The Fund negotiates certain aspects of the method and timing of the disposition of these investments, including registration rights and related costs.

(b)	These shares are freely tradable with no restrictions to their sale.

(c)	All of the Fund’s preferred and common stock and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Baltic Motors Corporation and SafeStone Technologies PLC. The Fund makes available significant managerial assistance to all of the portfolio companies in which it has invested.

(d)	Company in dissolution.

(e)	Non-income producing assets.

(f)	Also received warrants to purchase a number of shares of preferred stock to be determined upon exercise.

(g)	These shares are held in escrow until September 1, 2005 and have been valued at zero by the Fund’s Valuation Committee. The Fund has no way to determine the amount of shares, if any, it will receive from the escrow.

(h)	Percentages are based on net assets of $115,567,344 as of October 31, 2004.

(i)	See Note 3 for further information regarding “Investment Classification.”

(j)	These securities accrue a portion of their interest/dividends in “payment in kind” interest/dividends which is capitalized to the investment.

Denotes zero cost/fair value.
The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Statements of Operations

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2005	October 31, 2004	October 31, 2003

Operating Income:
Dividend income
Affiliate investments	$1,346,760	$—	$—

Total dividend income	1,346,760	—	—

Interest income
Non-control/ Non-affiliated investments	5,134,907	2,308,502	2,833,564
Affiliate investments	874,041	218,904	—
Control investments	2,101,808	469,110	—

Total interest income	8,110,756	2,996,516	2,833,564

Fee income
Non-control/ Non-affiliated investments	398,520	109,538	61,476
Affiliate investments	232,256	727,595	274
Control investments	1,178,331	88,631	—

Total fee income	1,809,107	925,764	61,750

Other income	932,761	64,104	—

Total operating income	12,199,384	3,986,384	2,895,314

Operating Expenses:
Employee compensation and benefits	2,336,242	1,365,913	2,476,068
Incentive compensation (Note 5)	1,117,328	—	—
Insurance	590,493	959,570	1,058,776
Legal fees	529,541	810,848	1,514,549
Facilities	484,420	90,828	1,281,054
Other expenses	461,769	369,085	110,374
Audit fees	287,797	154,938	102,102
Consulting fees	192,255	—	—
Directors fees	148,875	175,956	455,292
Administration	137,191	102,593	138,512
Public relations fees	116,482	146,509	126,490
Printing and postage	71,785	80,278	86,328
Interest expense	30,771	2,472	—
Proxy/ Litigation related fees and expenses	—	—	4,037,327

Total operating expenses	6,504,949	4,258,990	11,386,872
Litigation recovery of management fees (Note 12,13)	—	370,000	—
Net operating income (loss) before taxes	5,694,435	97,394	(8,491,558)

Tax (Benefit) Expenses:
Deferred tax benefit	(215,977)	(87,278)	—
Current tax expense	115,044	166,205	—

Total tax (benefit) expense	(100,933)	78,927	—

Net operating income (loss)	5,795,368	18,467	(8,491,558)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments
Non-control/ Non-affiliated investments	(6,684,320)	(17,465,808)	(4,067,535)
Affiliate investments	3,407,457	(20,329,102)	(152,845)
Foreign currency	(18,687)	—	—

Total net realized gain (loss) on investments	(3,295,550)	(37,794,910)	(4,220,380)
Net change in unrealized appreciation (depreciation) on investments	23,768,366	49,381,974	(42,771,460)

Net realized and unrealized gain (loss) on investments	20,472,816	11,587,064	(46,991,840)

Net increase (decrease) in net assets resulting from operations	$26,268,184	$11,605,531	$(55,483,398)

Net increase (decrease) in net assets per share resulting from operations	$1.45	$0.91	$(3.42)

Dividends declared per share	$0.24	$0.12	$—

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Statements of Cash Flows

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2005	October 31, 2004	October 31, 2003

Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$26,268,184	$11,605,531	$(55,483,398)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Realized loss	3,295,550	37,794,910	4,220,380
Net change in unrealized (appreciation) depreciation	(23,768,366)	(49,381,974)	42,771,460
Amortization of discounts and fees	(235,428)	—	—
Increase in accrued payment-in-kind dividends and interest	(1,370,777)	(101,861)	—
Increase in allocation of flow through income	(114,845)	—	—
Changes in assets and liabilities:
Interest and fees receivable	(474,207)	(275,661)	63,394
Prepaid expenses	(130,977)	178,200	(361,331)
Prepaid taxes	(98,374)	—	—
Deferred tax	(215,977)	(87,278)	—
Other assets	(43,155)	(45,445)	—
Receivable for investments sold	—	—	379,632
Payable for investment purchased	79,708	—	—
Liabilities	1,576,079	112,361	(252,393)
Purchases of equity investments	(17,315,000)	(34,210,000)	(1,999,997)
Purchases of debt instruments	(37,950,271)	(20,848,139)	(19,955,000)
Purchases of short term investments	(313,505,406)	(398,988,675)	(952,013,288)
Purchases of warrants	—	(550,000)	—
Proceeds from equity investments	23,396,719	4,309,991	1,884,848
Proceeds from debt instruments	10,796,111	8,478,894	3,239,364
Sales/maturities of short term investments	297,482,209	478,170,586	901,534,611

Net cash provided (used) by operating activities	(32,328,223)	36,161,440	(75,971,718)

Cash flows from Financing Activities:
Issuance of common stock	60,478,127	—	—
Repurchase of common stock	—	(31,571,184)	(2,894,917)
Distributions to shareholders paid	(4,572,359)	(1,475,165)	—
Offering expenses	(402,296)	—	—
Net borrowings under (repayments on) revolving line of credit	(10,025,000)	10,025,000	—

Net cash provided (used) for financing activities	45,478,472	(23,021,349)	(2,894,917)

Net change in cash and cash equivalents for the year	13,150,249	13,140,091	(78,866,635)

Cash and cash equivalents, beginning of year	13,146,941	6,850	78,873,485

Cash and cash equivalents, end of year	$26,297,190	$13,146,941	$6,850

Non-Cash Activity:
      On April 15, 2005, MVC Capital, Inc. re-issued $1,400,000 of its treasury stock in exchange for 40,500 shares of Vestal Manufacturing Enterprises, Inc.
      During the years ended October 31, 2005 and 2004, MVC Capital, Inc. recorded payment in kind dividend and interest of $1,370,777 and $101,861, respectively. This amount is added to the principle balance of the investments and recorded as interest/dividend income.
      During the year ended October 31, 2005, MVC Capital, Inc. was allocated $244,557 in flow-through income from its equity investment in Octagon Credit Investors, LLC. Of this amount, $129,712 was received in cash and the balance of $114,845 was undistributed and therefore increased the cost and fair value of the investment.
      During the year ended October 31, 2005, MVC Capital, Inc. paid $379,623 in income taxes.
      On August 3, 2005, MVC Capital, Inc. re-issued 826 shares of treasury stock, in lieu of a cash distribution totaling $8,317, in accordance with the Fund’s dividend reinvestment plan.

MVC Capital, Inc.
Consolidated Statements of Changes in Net Assets

	For the Year	For the Year	For the Year
	Ended	Ended	Ended
	October 31, 2005	October 31, 2004	October 31, 2003

Operations:
Net operating income (loss)	$5,795,368	$18,467	$(8,491,558)
Net realized loss	(3,295,550)	(37,794,910)	(4,220,380)
Net change in unrealized (appreciation) depreciation	23,768,366	49,381,974	(42,771,460)

Net increase (decrease) in net assets from operations	26,268,184	11,605,531	(55,483,398)

Shareholder Distributions:
Distributions to shareholders	(4,580,676)	(10,072)	—
Return of capital distributions to shareholders	—	(1,465,093)	—

Net decrease in net assets from shareholder distributions	(4,580,676)	(1,475,165)	—

Capital Share Transactions:
Issuance of common stock	60,478,127	—	—
Reissuance of treasury stock to purchase investment	1,400,000	—	—
Offering expenses	(402,296)	—	—
Reissuance of treasury stock in lieu of cash dividend	8,317	—	—
Repurchase of common stock	—	(31,571,184)	(2,894,917)

Net increase (decrease) in net assets from capital share transactions	61,484,148	(31,571,184)	(2,894,917)

Total increase (decrease) in net assets	83,171,656	(21,440,818)	(58,378,315)

Net assets, beginning of year	115,567,344	137,008,162	195,386,477

Net assets, end of year	$198,739,000	$115,567,344	$137,008,162

Common shares outstanding, end of year	19,086,566	12,293,042	16,152,600

The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Consolidated Selected Per Share Data and Ratios

	For the Year	For the Year		For the Year		For the Year	For the Year
	Ended	Ended		Ended		Ended	Ended
	October 31,	October 31,		October 31,		October 31,	October 31,
	2005	2004		2003		2002	2001

Net asset value, beginning of year	$9.40	$8.48		$11.84		$15.42	$18.88
Gain (loss) from operations:
Net operating income (loss)	0.32	—		(0.53)		(0.19)	0.10
Net realized and unrealized gain (loss) on investments	1.13	0.91		(2.89)		(3.35)	(3.22)

Total gain (loss) from investment operations	1.45	0.91		(3.42)		(3.54)	(3.12)

Less distributions from:
Income	(0.24)	—		—		(0.04)	(0.34)
Return of capital	—	(0.12)		—		—	—

Total distributions	(0.24)	(0.12)		—		(0.04)	(0.34)

Capital share transactions
Dilutive effect of share issuance	(0.20)	—		—		—	—
Anti-dilutive effect of share repurchase program	—	0.13		0.06		—	—

Total capital share transactions	(0.20)	0.13		0.06		—	—

Net asset value, end of year	$10.41	$9.40		$8.48		$11.84	$15.42

Market value, end of year	$11.25	$9.24		$8.10		$7.90	$9.25

Market premium (discount)	8.07%	(1.70)%		(4.48)%		(33.28)%	(40.01)%
Total Return — At NAV(a)	13.36%	12.26%		(28.38)%		(22.88)%	(15.99)%
Total Return — At Market(a)	24.38%	15.56%		2.53%		(14.22)%	(17.26)%
Ratios and Supplemental Data:
Net assets, end of year (in thousands)	$198,739	$115,567		$137,008		$195,386	$254,472
Ratios to average net assets:
Expenses excluding tax expense (benefit)	3.75%	3.68	%(c)	7.01	%(b)	3.02%	2.50%
Net operating income (loss) before tax expense (benefit)	3.28%	0.08%		(5.22	)%(b)	(1.37)%	0.56%
Expenses including tax expense (benefit)	3.69%	3.74	%(c)	7.01	%(b)	3.02%	2.50%
Net operating income (loss) after tax expense (benefit)	3.34%	0.02%		(5.22	)%(b)	(1.37)%	0.56%

(a)	Total annual return is historical and assumes changes in share price, reinvestments of all dividends and distributions, and no sales charge for the year.

(b)	The expense ratio for the year ended October 31, 2003 included approximately $4.0 million of proxy/litigation fees and expenses. When these fees and expenses are excluded, the Fund’s expense ratio was 4.52% and the net operating loss was -2.74%.

(c)	The expense ratio for the year ended October 31, 2004, included a one-time expense recovery of approximately $250,000 (See Note 13). For the year ended October 31, 2004, without this one-time recovery, the expense ratio, excluding and including tax expense would have been 3.89% and 3.95%, respectively.
The accompanying notes are an integral part of these consolidated financial statements.

MVC Capital, Inc.
Notes to Consolidated Financial Statements
October 31, 2005

1.	Organization and Business Purpose
      MVC Capital, Inc., formerly known as meVC Draper Fisher Jurvetson Fund I, Inc. (the “Fund”), is a Delaware corporation organized on December 2, 1999 which commenced operations on March 31, 2000. On December 2, 2002 the Fund announced that it would begin doing business under the name MVC Capital. The Fund’s investment objective is to seek to maximize total return from capital appreciation and/or income. The Fund seeks to achieve its investment objective by providing equity and debt financing to companies that are, for the most part, privately owned (“Portfolio Companies”). The Fund’s current investments in Portfolio Companies consist principally of senior and subordinated loans, venture capital, mezzanine and preferred instruments and private equity investments.
      The Fund has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). The shares of the Fund commenced trading on the New York Stock Exchange, Inc. (the “NYSE”) under the symbol MVC on June 26, 2000.
      The Fund had entered into an advisory agreement with meVC Advisers, Inc. (the “Former Advisor”) which had entered into a sub-advisory agreement with Draper Fisher Jurvetson MeVC Management Co., LLC (the “Former Sub-Advisor”). On June 19, 2002, the Former Advisor resigned without prior notice to the Fund as the Fund’s investment advisor. This resignation resulted in the automatic termination of the agreement between the Former Advisor and the Former Sub-Advisor to the Fund. As a result, the Fund’s board internalized the Fund’s operations, including management of the Fund’s investments.
      At the February 28, 2003 Annual Meeting of Shareholders, a new board of directors replaced the former board of directors of the Fund (the “Former Board”) in its entirety. On March 6, 2003, the results of the election were certified by the Inspector of Elections, whereupon the Board terminated John M. Grillos, the Fund’s previous CEO. Shortly thereafter, other members of the Fund’s senior management team, who had previously reported to Mr. Grillos, resigned. With these significant changes in the Board and management of the Fund, the Fund operated in a transition mode and, as a result, no portfolio investments were made from early March 2003 through the end of October 2003 (the end of the Fiscal Year). During this period, the Board explored various alternatives for a long-term management plan for the Fund. Accordingly, at the September 16, 2003 Special Meeting of Shareholders, the Board voted and approved the Fund’s business plan.
      On November 6, 2003, Michael Tokarz assumed his position as Chairman, Portfolio Manager and Director of the Fund. Mr. Tokarz is compensated by the Fund based upon his positive performance as the Portfolio Manager.
      On March 29, 2004 at the Annual Shareholders meeting, the shareholders approved the election of Emilio Dominianni, Robert S. Everett, Gerald Hellerman, Robert C. Knapp and Michael Tokarz to serve as members of the Board of Directors of the Fund and adopted an amendment to the Fund’s Certificate of Incorporation authorizing the changing of the name of the Fund from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.”
      On July 7, 2004 the Fund’s name change from “meVC Draper Fisher Jurvetson Fund I, Inc.” to “MVC Capital, Inc.” became effective.
      On July 16, 2004 the Fund commenced the operations of MVC Financial Services, Inc.
      On October 31, 2005, the Fund’s Board of Directors and Michael Tokarz agreed to extend the term of Michael Tokarz’s current agreement with the Fund for an additional year.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)

2.	Consolidation
      On July 16, 2004, the Fund formed a wholly owned subsidiary company, MVC Financial Services, Inc. (“MVCFS”). MVCFS is incorporated in Delaware and its principal purpose is to provide advisory, administrative and other services to the Fund, the Fund’s portfolio companies and other entities. Under regulations governing the content of the Fund’s financial statements, the Fund is generally precluded from consolidating any entity other than another investment company; however, an exception to these regulations allows the Fund to consolidate MVCFS since it is a wholly owned operating subsidiary. MVCFS had opening equity of $1 (100 shares at $0.01 per share). The Fund does not hold MVCFS for investment purposes and does not intend to sell MVCFS. All intercompany accounts have been eliminated in consolidation.

3.	Significant Accounting Policies
      The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements:
      The preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.
      Investment Classification — As required by the 1940 Act, we classify our investments by level of control. As defined in the 1940 Act, “Control Investments” are investments in those companies that we are deemed to “Control”. “Affiliate Investments” are investments in those companies that are “Affiliated Companies” of us, as defined in the 1940 Act, other than Control Investments. “Non-Control/ Non-Affiliate Investments” are those that are neither Control Investments nor Affiliate Investments. Generally, under that 1940 Act, we are deemed to control a company in which we have invested if we own 25% or more of the voting securities of such company or have greater than 50% representation on its board. We are deemed to be an affiliate of a company in which we have invested if we own 5% or more and less than 25% of the voting securities of such company.
      Valuation of Portfolio Securities — Pursuant to the requirements of the 1940 Act, the Fund values its portfolio securities at their current market values or, if market quotations are not readily available, at their estimates of fair values. Because the Fund’s portfolio company investments generally do not have readily ascertainable market values, the Fund records these investments at fair value in accordance with Valuation Procedures adopted by its board of directors. The Fund’s board of directors may also hire independent consultants to review its Valuation Procedures or to conduct an independent valuation of one or more of its portfolio investments.
      Pursuant to the Fund’s Valuation Procedures, the Fund’s Valuation Committee (“Valuation Committee”) (which is currently comprised of three Independent Directors) determines fair valuations of portfolio company investments on a quarterly basis (or more frequently, if deemed appropriate under the circumstances). Any changes in valuation are recorded in the statements of operations as “Net unrealized gain (loss) on investments.” Currently, the Fund’s NAV per share is calculated and published on a monthly basis. The fair values determined as of the most recent quarter end are reflected, in the next calculated NAV per share. (If the Valuation Committee determines to fair value an investment more frequently than quarterly, the most recently determined fair value would be reflected in the published NAV per share.)
      The Fund calculates its NAV per share by subtracting all liabilities from the total value of its portfolio securities and other assets and dividing the result by the total number of outstanding shares of its common stock on the date of valuation.
      At October 31, 2005, approximately 60.73% of the Fund’s total assets represented portfolio investments recorded at fair value.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
      Initially, portfolio securities for which a reliable market value cannot be determined are valued at cost (absent the existence of circumstances warranting, in management’s and the Valuation Committee’s view, a different initial value). During the period that such a portfolio security is held by the Fund, its original cost may cease to represent an appropriate valuation, and other factors must be considered. No pre-determined formula can be applied to determine fair values. Rather, the Valuation Committee makes fair value assessments based upon the estimated value at which the securities of the portfolio company could be sold in an orderly disposition over a reasonable period of time between willing parties (other than in a forced or liquidation sale). The liquidity event whereby the Fund exits an investment is generally a sale, merger, recapitalization or, in some cases, the initial public offering of the portfolio company.
      There is no one methodology to determine fair value and, in fact, for any portfolio security, fair value may be expressed as a range of values, from which we derive a single estimate of fair value. To determine the fair value of a portfolio security, the Valuation Committee analyzes the portfolio company’s financial results and projections. The Valuation Committee may also look to private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, or industry practices and trends in determining fair value. The Valuation Committee may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors it deems relevant in assessing enterprise value. The determined fair values are generally discounted to account for restrictions on resale and minority control positions.
      The Fund generally requires, where practicable, portfolio companies to provide annual audited and more regular unaudited financial statements, and/or annual projections for the upcoming fiscal year.
      The fair value of the Fund’s portfolio securities is inherently subjective. Because of the inherent uncertainty of fair valuation of portfolio securities that do not have readily ascertainable market values, the Fund’s estimate of fair value may significantly differ from the fair market value that would have been used had a ready market existed for the securities. Such values also do not reflect brokers’ fees or other selling costs which might become payable on disposition of such investments.
      The Fund’s equity interests in portfolio companies for which there is no liquid public market are valued at their fair value. Generally, fair value of an equity interest is based upon the “enterprise value” of the portfolio company. The Valuation Committee’s analysis of enterprise value may include various factors, such as multiples of EBITDA, cash flow, net income or revenues, or in limited instances, book value or liquidation value. All of these factors may be subject to adjustment based upon the particular circumstances of a portfolio company. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, a recapitalization, a restructuring or related items.
      Generally, the value of the Fund’s equity interests in public companies for which market quotations are readily available is based upon the most recent closing public market price. Portfolio securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.
      For loans and debt securities, fair value generally approximates cost unless there is a reduced enterprise value or the overall financial condition of the portfolio company or other factors indicate a lower fair value for the loan or debt security.
      Generally, in arriving at a fair value for a debt security or a loan, the Valuation Committee focuses on the portfolio company’s ability to service and repay the debt and considers its underlying assets. With respect to a convertible debt security, the Valuation Committee also analyzes the excess of the value of the underlying security over the conversion price as if the security was converted when the conversion feature is “in the money” (appropriately discounted if restricted). If the security is not currently convertible, the use of an appropriate discount in valuing the underlying security is typically considered. If the fair value of the underlying security is less than the conversion price, the Valuation Committee focuses on the portfolio company’s ability to service and repay the debt.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
      When the Fund receives nominal cost warrants or free equity securities (“nominal cost equity”) with a debt security, the Fund allocates its cost basis in its investment between debt securities and nominal cost equity at the time of origination.
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. Origination, closing and/or closing fees associated with investments in portfolio companies are accreted into income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as income. Prepayment premiums are recorded on loans when received.
      For loans and debt securities with contractual payment-in-kind interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Fund will not accrue payment-in-kind interest if the portfolio company valuation indicates that the payment-in-kind interest is not collectible. However, the Fund may accrue payment-in-kind interest if the financial condition of the portfolio company and the value of underlying securities are not in question.
      Escrows from the sale of a portfolio company are generally valued at an amount which may be expected to be received from the buyer under the escrow’s various conditions discounted for both risk and time.
      Investment Transactions and Related Investment Income — Investment transactions and related revenues and expenses are accounted for on the trade date (the date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividend income on investment securities is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, if applicable, is recorded on the accrual basis to the extent that such amounts are expected to be collected. Fee income includes fees for guarantees and services rendered by the Fund or its wholly-owned subsidiary to portfolio companies and other third parties such as due diligence, structuring, transaction services, monitoring services, and investment advisory services. Guaranty fees are recognized as income over the related period of the guaranty. Due diligence, structuring, and transaction services fees are generally recognized as income when services are rendered or when the related transactions are completed. Monitoring and investment advisory services fees are generally recognized as income as the services are rendered. Any fee income determined to be loan origination fees, original issue discount, and market discount are capitalized and then amortized into income using the effective interest method. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as income and any unamortized original issue discount or market discount is recorded as a realized gain. For investments with payment-in-kind (“PIK”) interest and dividends, we base income and dividend accrual on the valuation of the PIK notes or securities received from the borrower. If the portfolio company indicates a value of the PIK notes or securities that is not sufficient to cover the contractual interest or dividend, we will not accrue interest or dividend income on the notes or securities.
      Cash Equivalents — For the purpose of the Consolidated Balance Sheets and Consolidated Statements of Cash Flows, the Fund considers all money market and all highly liquid temporary cash investments purchased with an original maturity of less than three months to be cash equivalents.
      Restricted Securities — The Fund will invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult.
      Distributions to Shareholders — Distributions to shareholder are recorded on the ex-dividend date.
      Income Taxes — It is the policy of the Fund to meet the requirements for qualification as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund is not subject to income tax to the extent that it distributes all of its investment company taxable income and net

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
realized gains for its taxable year. The Fund is also exempt from excise tax if it distributes most of its ordinary income and/or capital gains during each calendar year.
      Our consolidated operating subsidiary, MVCFS, is subject to federal and state income tax. We use the liability method in accounting for income taxes in accordance with SFAS No. 109 “Accounting for Income Taxes.” Deferred tax assets and liabilities are recorded for temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements, using statutory tax rates in effect for the year in which the differences are expected to reverse. A valuation allowance is provided against deferred tax assets when it is more likely than not that some portion or all of the deferred tax asset will not be realized.
      Reclassifications — Certain amounts from prior years have had to be reclassified to conform to the current year presentation.

4.	Management
      On November 6, 2003, Michael Tokarz assumed his positions as Chairman, Portfolio Manager and Director of the Fund. As Portfolio Manager, Mr. Tokarz will be compensated by the Fund based upon his performance as the Portfolio Manager. Under the terms of his agreement with the Fund, the Fund will pay Mr. Tokarz incentive compensation in an amount equal to the lesser of (a) 20% of the net income of the Fund for the fiscal year; or (b) the sum of (i) 20% of the net capital gains realized by the Fund in respect of the investments made during his tenure as Portfolio Manager; and (ii) the amount, if any, by which the Fund’s total expenses for a fiscal year were less than two percent of the Fund’s net assets (determined as of the last day of the period). Any payments to be made shall be calculated based upon the audited financial statements of the Fund for the applicable fiscal year and shall be paid as soon as practicable following the completion of such audit. Mr. Tokarz has determined to allocate a portion of the incentive compensation to certain employees of the Fund. For the year ended October 31, 2005, Mr. Tokarz received no cash or other compensation from the Fund pursuant to his contract. Please see Note 5 “Incentive Compensation” for more information.
      On October 3, 2005, the Fund announced that Frances R. Spark had resigned from the position of Chief Financial Officer “CFO” and Peter Seidenberg had been appointed as the new CFO.
      On October 31, 2005, the Fund’s Board of Directors and Michael Tokarz agreed to extend the term of Michael Tokarz’s current agreement with the Fund for an additional year.

5.	Incentive Compensation
      Under the terms of the Fund’s agreement with Mr. Tokarz, as discussed in Note 4 “Management,” during the year ended October 31, 2005, the Fund created a provision for $1,117,328 of estimated incentive compensation accounted for as a current expense. This provision for incentive compensation resulted from the determination of the Valuation Committee to increase the fair value of five of the Fund’s portfolio investments: Baltic, Dakota, Octagon, Vestal and Vitality which are subject to the Fund’s agreement with Mr. Tokarz, by a total of $5,586,638. This reserve balance of $1,117,328 will remain unpaid until net capital gains are realized, if ever, by the Fund. Pursuant to Mr. Tokarz’s agreement with the Fund, only after a realization event will the incentive compensation be paid to him. Mr. Tokarz has determined to allocate a portion of the incentive compensation to certain employees of the Fund. During the year ended October 31, 2005, Mr. Tokarz was paid no cash or other compensation. Without this reserve for incentive compensation, operating expenses would have been approximately $5.4 million instead of the $6.5 million as reported in the Statement of Operations which would have resulted in net operating income of $6.9 million instead of the $5.8 million as reported in the Statement of Operations.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)

6.	Dividends and Distributions to Shareholders
      As a RIC under Subchapter M of the Code, the Fund is required to distribute to its shareholders, in a timely manner, at least 90% of its investment company taxable income and tax-exempt income each year. If the Fund distributes, in a calendar year, at least 98% of its ordinary income for such calendar year and its capital gain net income for the 12-month period ending on October 31 of such calendar year (as well as any portion of the respective 2% balances not distributed in the previous year), it will not be subject to the 4% non-deductible federal excise tax on certain undistributed income of RICs.
      Dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends and capital gain distributions are generally declared and paid quarterly according to the Fund’s new policy established on July 11, 2005. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Distributions can be made payable by the Fund either in the form of a cash distribution or a stock dividend. The amount and character of income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications and may affect the allocation between net operating income, net realized gain (loss) and paid in capital.

For the Year Ended October 31, 2005
      On July 11, 2005, the Fund’s board of directors announced that it has approved the Fund’s establishment of a policy seeking to pay quarterly dividends to shareholders. For the quarter, the board of directors declared a dividend of $.12 per share payable on July 29, 2005 to shareholders of record on July 22, 2005. The ex-dividend date was July 20, 2005. The total distribution amounted to $2,290,289 including distributions reinvested. In accordance with the dividend reinvestment plan (the “Plan”), EquiServe Trust Company, N.A. (the “Plan Agent”) re-issued 826 shares of common stock from the Fund’s treasury to shareholders participating in the Plan.
      On October 10, 2005, the Fund’s board of directors declared a dividend of $.12 per share payable on October 31, 2005 to shareholders of record on October 21, 2005. The ex-dividend date was October 19, 2005. The total distribution amounted to $2,290,387 including distributions reinvested. In accordance with the Plan, the Plan Agent re-issued 1,904 shares of common stock from the Fund’s treasury to shareholders participating in the Plan.

For the Year Ended October 31, 2004
      On October 14, 2004, the Fund’s Board of Directors declared a nonrecurring dividend of $.12 per share payable to shareholders of record on October 22, 2004 and payable on October 29, 2004. In accordance with the Plan, the Plan Agent purchased shares on the open market of the NYSE for shareholders participating in the Plan. The total distribution amounted to $1,475,165 including distributions reinvested.

7.	Transactions with Other Parties
      The Fund is permitted to co-invest in certain Portfolio Companies with its affiliates subject to specified conditions set forth in an exemptive order obtained from the SEC. Under the terms of the order, Portfolio Companies purchased by the Fund and its affiliates are required to be approved by the Independent Directors and are required to satisfy certain conditions established by the SEC. During 2004 and 2005, no transactions were effected pursuant to the exemptive order.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
      On February 7, 2003, the Fund acquired various assets from Sand Hill Capital Holdings, Inc., the entity affiliated with the Fund’s former President, William Del Biaggio III, for the Fund’s operations, including but not limited to, furniture and systems hardware and software. The assets were purchased for $24,000.

8.	Concentration of Market and Credit Risk
      Financial instruments that subjected the Fund to concentrations of market risk consisted principally of equity investments, subordinated notes, and debt instruments, which represent approximately 60.73% of the Fund’s total assets at October 31, 2005. As discussed in Note 9, these investments consist of securities in companies with no readily determinable market values and as such are valued in accordance with the Fund’s fair value policies and procedures. The Fund’s investment strategy represents a high degree of business and financial risk due to the fact that the investments (other than cash equivalents) are generally illiquid, in small and middle market companies, and include entities with little operating history or entities that possess operations in new or developing industries. These investments, should they become publicly traded, would generally be (i) subject to restrictions on resale, if they were acquired from the issuer in private placement transactions; and (ii) susceptible to market risk. At this time, the Fund’s investments in short-term securities are in 90-day Treasury Bills, which are federally guaranteed securities, or other high quality, highly liquid investments. The Fund’s cash balances, if not large enough to be invested in 90-day Treasury Bills or other high quality, highly liquid investments, are swept into designated money market accounts.

9.	Portfolio Investments

For the Year Ended October 31, 2005
      During the year ended October 31, 2005, the Fund made six new investments, committing capital totaling approximately $48.8 million. The investments were made in JDC Lighting, LLC (“JDC”), SGDA Sanierungsgesellschaft fur Deponien und Altasten mbH (“SGDA”), SP Industries, Inc. (“SP”), BP Clothing, LLC (“BP”), Ohio Medical Corporation (“Ohio”) and Amersham Corporation (“Amersham”). The amounts invested were $3.0 million, $5.8 million, $10.5 million, $10 million, $17 million and $2.5 million, respectively.
      The Fund also made three follow-on investments in existing portfolio companies committing capital totaling approximately $5.0 million. In December 2004 and January 2005, the Fund invested a total of $1.25 million in Timberland Machines & Irrigation, Inc. (“Timberland”) in the form of subordinated bridge notes. On April 15, 2005, the Fund re-issued 146,750 shares of its treasury stock at the Fund’s NAV per share of $9.54 in exchange for 40,500 shares of common stock of Vestal Manufacturing Enterprises, Inc. (“Vestal”). On July 8, 2005 the Fund extended Timberland a $3.25 million junior revolving note. In accordance with the terms of the note, Timberland immediately drew $1.3 million from the revolving note and used the proceeds to repay the subordinated bridge notes in full. The repayment included all outstanding principal and accrued interest. On July 29, 2005, the Fund invested an additional $325,000 in Impact in the form of a secured promissory note.
      In April 2005, Octagon Credit Investors, LLC (“Octagon”) drew $1.5 million from the senior secured credit facility provided to it by the Fund and repaid it in full during June 2005.
      During 2005, SGDA drew approximately $1.2 million from the revolving credit facility provided to it by the Fund. As of October 31, 2005, the entire $1.2 million drawn from the facility remained outstanding.
      On July 14, 2005 and September 28, 2005, Timberland drew an additional $1.5 million and $425,000, from the revolving note mentioned above, respectively. As of October 31, 2005, the note was drawn in full and the balance of $3.25 million remained outstanding.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
      Also, during the year ended October 31, 2005, the Fund sold its entire investment in Sygate and received $14.4 million in net proceeds. In addition, approximately $1.6 million or 10% of proceeds from the sale were deposited in an escrow account for approximately one year. Due to the contingencies associated with the escrow, the Fund has not presently placed any value on the proceeds deposited in escrow and has therefore not factored such proceeds into the Fund’s increased NAV. The realized gain from the $14.4 million in net proceeds received was $10.4 million. The Fund also sold 685,679 shares of Mentor Graphics Corp. (“Mentor Graphics”) receiving net proceeds of approximately $9.0 million and realized a gain on the shares sold of approximately $5.0 million. The Fund also received approximately $300,000 from the escrow related to the 2004 sale of BlueStar Solutions, Inc. (“BlueStar”).
      The Fund realized losses on CBCA, Inc. (“CBCA”) of approximately $12.0 million, Phosistor Technologies, Inc. (“Phosistor”) of approximately $1.0 million and ShopEaze Systems, Inc. (“ShopEaze”) of approximately $6.0 million. The Fund received no proceeds from these companies and they have been removed from the Fund’s portfolio. The Valuation Committee previously decreased the fair value of the Fund’s investment in these companies to zero and as a result, the realized losses were offset by reductions in unrealized losses. Therefore, the net effect of the transactions on the Fund’s consolidated statement of operations and NAV was zero.
      On December 21, 2004, Determine Software, Inc. (“Determine”) prepaid its senior credit facility from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $1.64 million. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its 2,229,955 Series C warrants for no consideration.
      On July 5, 2005, Arcot Systems, Inc. (“Arcot”) prepaid its senior credit facility from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $2.55 million. This amount included all outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its warrants to Arcot for no consideration.
      The Fund continued to receive principal repayments on the debt securities of Integral Development Corp. (“Integral”) and BP. Integral made payments during the year ended October 31, 2005, according to its credit facility agreement totaling $1,683,336. BP made two quarterly payments during the year ended totaling $833,333. Also, the Fund received a one time, early repayment on Vestal’s debt securities totaling $100,000.
      During the year ended October 31, 2005, the Valuation Committee increased the fair value of the Fund’s investments in Baltic by $1.5 million, Dakota by $514,000, Octagon by $1,022,638, Sygate by $7.5 million (which was later realized), Vendio by $1,565,999, Vestal by $1,850,000 and Vitality by $700,000. In addition, increases in the cost basis and fair value of the Octagon loan, Impact loan, Timberland loan, Vitality Series A preferred stock, JDC loan and SP loans were due to the receipt of “payment in kind” interest/dividends totaling $1,370,777. Also during the year ended October 31, 2005, the undistributed allocation of flow through income from the Fund’s equity investment in Octagon increased the cost basis and fair value of the investment by $114,845.
      At October 31, 2005, the fair value of all portfolio investments, exclusive of short-term securities, was $122.3 million with a cost of $171.6 million. At October 31, 2004, the fair value of all portfolio investments, exclusive of short-term securities, was $78.5 million with a cost of $151.6 million.

For the Year Ended October 31, 2004
      During the year ended October 31, 2004, the Fund made seven new investments, committing capital totaling $60.7 million. The investments were made as follows: Vestal, $1,450,000, Octagon, $5,560,000, Baltic, $10,500,000, Dakota, $5,000,000, Impact, $7,700,000, Timberland, $10,500,000 and Vitality, $15,000,000. No additional investments were made in existing portfolio companies.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
      The Fund had a return of capital from PTS Messaging, Inc. (“PTS Messaging”) with proceeds totaling approximately $102,000 from the initial and final disbursement of assets and a realized loss totaling approximately $11.6 million. As of October 31, 2004 the Fund no longer held an investment in PTS Messaging. The market value of PTS Messaging was previously written down to zero.
      The Fund also realized a loss on Ishoni of approximately $10.0 million. The Fund received no proceeds from the dissolution of this company and the investment was removed from the Fund’s portfolio. The market value of Ishoni Networks, Inc. (“Ishoni”) was previously written down to zero.
      There was a gain of $39,630 representing proceeds received from the cashless exercise of the Fund’s warrants of Synhrgy HR Technologies, Inc. (“Synhrgy”) in conjunction with the early repayment by Synhrgy of the $4.9 million remaining balance of the Fund’s credit facility.
      On August 26, 2004, Affiliated Computer Services, Inc. (“ACS”) acquired the Fund’s portfolio company BlueStar in a cash transaction. The Fund received approximately $4.5 million for its investment in BlueStar. The amount received included up to $459,000 in contingent payments that were held in escrow. The carrying value of the BlueStar investment was $3.0 million. The Fund realized a loss of approximately $8.8 million, which was offset by a decrease in unrealized loss by the same amount. The effect of the transaction on the Fund was an increase in assets by $1.1 million. After the sale, the Fund no longer held an investment in BlueStar.
      On September 1, 2004, Mentor Graphics acquired the Fund’s portfolio company 0-In Design Automation, Inc. (“0-In”). The Fund received 685,679 common shares of Mentor stock for its investment in 0-In. Of these shares approximately 82,283 are being held in escrow for a one year period. The Fund’s Valuation Committee determined to carry the escrow shares at zero because it was unable to determine how many shares, if any, the Fund would receive from the escrow. The 603,396 freely tradable shares received at the time of the exchange had a market value of approximately $6.6 million. The Fund’s carrying value of the 0-In investment was $6.0 million. The effect of the transaction on the Fund was an increase in assets and unrealized gain of approximately $0.6 million. The freely tradable shares were then valued at their market price and at October 31, 2004, the market value of the 603,396 freely tradable shares was approximately $7 million. The terms of the acquisition also include a multi-year earn-out, based upon future revenues, under which the Fund may be entitled to receive additional cash consideration. After the exchange, the Fund no longer held any investment in 0-In.
      The Fund received the monthly principal repayments on the credit facilities of Integral, Arcot, and Determine. Each made payments according to its respective credit facility agreement totaling the following amounts: Integral $1,683,336, Arcot $1,402,780 and Determine $392,778.
      For the year ended October 31, 2004, the Valuation Committee increased the fair value of the Fund’s investments in 0-In by $5 million, Sygate by $1.5 million, BlueStar by $1.5 million, Vendio by $634,000 and Integral by $989,000 and wrote down the fair value of the Fund’s investments in Actelis by $1,000,000, CBCA by $500,000, and Sonexis by $500,000.
      At October 31 2004, the fair and market value of all portfolio investments, exclusive of short-term securities, was $78.5 million with a cost of $151.6 million.

10.	Commitments and Contingencies
      On May 7, 2004, the Fund entered into a $5,000,000 senior secured credit facility with Octagon. This credit facility expires on May 6, 2007 and can be automatically extended until May 6, 2009. The credit facility bears interest at LIBOR plus 4%. The Fund receives a 0.50% unused facility fee on an annual basis and a 0.25% servicing fee on an annual basis for maintaining the credit facility. On April 5, 2005, Octagon drew

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
$1.5 million from the credit facility and repaid it in full on June 15, 2005. As of October 31, 2005, no outstanding borrowings remained.
      On October 28, 2004, the Fund entered into a one-year, cash collateralized, $20,000,000 revolving credit facility with LaSalle Bank National Association. On October 28, 2004, the Fund borrowed $10,025,000 under the Credit Facility. The proceeds from borrowings made under the Credit Facility were used for general corporate purposes. On November 12, 2004 the Fund repaid the $10,025,000 it borrowed from the Bank under the Credit Facility. On July 20, 2005, the Fund amended its revolving credit facility agreement with the Bank. The maximum aggregate loan amount under the Agreement was increased from $20,000,000 to $30,000,000. Additionally, the maturity date was extended from October 31, 2005 to August 31, 2006. All other material terms of the Agreement remained unchanged. On July 28, 2005, the Fund borrowed $14,000,000 under the Credit Facility. The $14 million borrowed under the Credit Facility provided by LaSalle was repaid in full by August 8, 2005. At October 31, 2005, there were no borrowings outstanding under the credit facility. Borrowings under the Credit Facility, if any, will bear interest, at the Fund’s option, at either a fixed rate equal to the LIBOR rate (for one, two, three or six months), plus 1.00% per annum, or at a floating rate equal to the Bank’s prime rate in effect from time to time, minus a spread of 1.00% per annum.
      On February 16, 2005, the Fund entered into a sublease (the “Sublease”) for a larger space in the building in which the Fund’s current executive offices are located. The Sublease is scheduled to expire on February 28, 2007. Future payments under the Sublease total approximately $223,000 in fiscal year 2006 and $75,000 in fiscal year 2007. The Fund’s previous lease was terminated effective March 1, 2005, without penalty. The building in which the Fund’s executive offices are located, 287 Bowman Avenue, is owned by Phoenix Capital Partners, LLC, an entity which is 97% owned by Mr. Tokarz. See Note 4 “Management” for more information on Mr. Tokarz.
      During February 2005, the Fund made available to SGDA, a $1,308,300 revolving credit facility that bears interest at 7%. The credit facility expires on August 25, 2006. During fiscal year 2005, SGDA drew $1,237,700 from the credit facility provided to it by the Fund. As of October 31, 2005, the $1,237,700 in borrowings remained outstanding.
      On July 8, 2005 the Fund extended Timberland a $3.25 million junior revolving note that bears interest at 12.5% and expires on July 7, 2007. The Fund also receives a fee of 0.25% on the unused portion of the note. According to the terms of the note, Timberland immediately drew $1.3 million from the revolving note and used the proceeds to repay their subordinated bridge notes, held by the Fund, in full. The repayment included all outstanding principal and accrued interest. On July 14, 2005, and September 28, 2005, Timberland drew an additional $1.5 million and $425,000 from the revolving note, respectively. As of October 31, 2005, the total amount outstanding on the note was approximately $3.25 million.
      The Fund has pledged its common stock of Ohio to Guggenheim Corporate Funding, LLC (“Guggenheim”) to collateralize a loan made by Guggenheim to Ohio.
      Timberland also has a floor plan financing program administered by Transamerica Commercial Finance Corporation. As is typical in this industry, under the terms of the dealer financing arrangement, Timberland Machines guarantees the repurchase of product from Transamerica, if a dealer defaults on payment and the underlying assets are repossessed. The Fund has agreed to be a limited co-guarantor for up to $500,000 on this repurchase commitment.
      The Fund enters into contracts with portfolio companies and other parties that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not experienced claims or losses pursuant to these contracts and expects the risk of loss related to such indemnification to be remote.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)

11.	Certain Issuances of Equity Securities by the Issuer
      On December 3, 2004, the Fund commenced a rights offering to its shareholders of non-transferable subscription rights to purchase shares of the Fund’s common stock. Pursuant to the terms of the rights offering, each share of common stock held by a stockholder of record on December 3, 2004, entitled the holder to one right. For every two rights held, shareholders were able to purchase one share of the Fund’s common stock at the subscription price of 95% of the Fund’s NAV per share on January 3, 2005. In addition, shareholders who elected to exercise all of their rights to purchase the Fund’s common stock received an over-subscription right to subscribe for additional shares that were not purchased by other holders of rights. Based on a final count by the Fund’s subscription agent, the rights offering was over-subscribed with 6,645,948 shares of the Fund’s common stock subscribed for. This was in excess of the 6,146,521 shares available before the 25% oversubscription. Each share was subscribed for at a price of $9.10 which resulted in gross proceeds to the Fund of approximately $60.5 million before offering expenses of approximately $402,000.
      On April 15, 2005, the Fund re-issued 146,750 shares of its treasury stock at the Fund’s NAV per share of $9.54 in exchange for 40,500 shares of common stock of Vestal.

12.	Legal Proceedings
      On February 20, 2002, Millenco LP (“Millenco”), a stockholder, filed a complaint in the United States District Court for the District of Delaware on behalf of the Fund against meVC Advisers, Inc. (the “Former Advisor”). The complaint alleged that the fees received by the Former Advisor, beginning one year prior to the filing of the complaint, were excessive, and in violation of Section 36(b) of the 1940 Act. The case was settled for $370,000 from which the Company received net proceeds in July 2004 of $245,213 after payment of legal fees and expenses.
      During the year ended October 31, 2003, the Fund paid or accrued $4.0 million for legal and proxy solicitation fees and expenses, which included $2.2 million accrued and paid at the direction of the Board of Directors, to reimburse the legal and proxy solicitation fees and expenses of two major Fund shareholders, Millenco, L.P. and Karpus Investment Management, including their costs of obtaining a judgment against the Fund in the Delaware Chancery Court and costs associated with the proxy process and the election of the current Board of Directors. The Fund made a claim against its insurance carrier, Federal Insurance Company (“Federal”) for its right to reimbursement of such expenses. On June 13, 2005, the Fund reached a settlement with Federal in the amount of $473,968 which has been recorded as Other Income in the Consolidated Statement of Operations. Legal fees and expenses associated with reaching this settlement were $47,171.

13.	Recovery of Expenses and Unusual Income Items
      On January 21, 2004, the Fund reached an agreement with the property manager at 3000 Sand Hill Road, Menlo Park, California to terminate its lease at such location as a result of the property manager’s ability to reach an agreement with a new tenant for the space. Under the terms of the agreement, the Fund bought-out its lease directly from the property manager, for an amount equal to $232,835. As a result, the Fund recovered approximately $250,000 of the remaining reserve established at October 31, 2003. Without the recovery of the reserve, the gross facilities expense for the year ended October 31, 2004 would have been approximately $340,828.
      On July 13, 2004, the Fund received $370,000 from the settlement of the case Millenco L.P. v. meVC Advisers, Inc. (See Note 12 “Legal Proceedings”). The actual cash received was $245,213, after payment of legal fees and expense. This settlement was the reimbursement of management fees received by the Former Advisor which were alleged to be excessive.
      During the year ended October 31, 2003, the Fund paid or accrued $4.0 million for legal and proxy solicitation fees and expenses, which included $2.2 million accrued and paid at the direction of the Board of

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
Directors, to reimburse the legal and proxy solicitation fees and expenses of two major Fund shareholders, Millenco, L.P. and Karpus Investment Management, including their costs of obtaining a judgment against the Fund in the Delaware Chancery Court and costs associated with the proxy process and the election of the current Board of Directors. The Fund made a claim against its insurance carrier, Federal Insurance Company (“Federal”) for its right to reimbursement of such expenses. On June 13, 2005, the Fund reached a settlement with Federal in the amount of $473,968 which has been recorded as Other Income in the Consolidated Statement of Operations. Legal fees and expenses associated with reaching this settlement were $47,171.

14.	Tax Matters
      Return of Capital Statement of Position (ROCSOP) Adjustment: During the year ended October 31, 2005, the Fund recorded a reclassification for permanent book to tax differences totaling $123,738. These differences were primarily due to book/tax treatment of partnership income and non-deductible excise taxes paid. These differences resulted in a net decrease in accumulated earnings of $123,738, a decrease in accumulated net realized loss of $146,714, and a decrease in additional paid in capital of $22,976. This reclassification had no effect on net assets.
      Distributions to Shareholders: The table presented below includes MVC Capital, Inc. only. The Fund’s wholly-owned subsidiary MVC Financial Services, Inc. (“MVCFS”) has not been included. As of October 31, 2005, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Tax Basis Accumulated Earnings (Deficit)

Accumulated capital and other losses	$(78,779,962)
Undistributed net operating income	2,325,641
Unrealized appreciation/depreciation	(49,992,918)
Total tax basis accumulated deficit	(126,447,239)
Tax cost of investments	247,035,955
Current year distributions to shareholders on a tax basis
Ordinary income	4,580,676
Prior year distributions to shareholders on a tax basis
Ordinary income	10,072
Return of capital	1,465,093
      On October 31, 2005, the Fund had a net capital loss carryforward of $78,779,962 of which $33,469,122 will expire in the year 2010, $4,220,380 will expire in the year 2011, $37,794,910 will expire in the year 2012 and $3,295,550 will expire in the year 2013. To the extent future capital gains are offset by capital loss carryforwards, such gains need not be distributed.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)

15.	Income Taxes
      MVCFS is subject to federal and state income tax. For the year ended October 31, 2005 the Fund recorded a tax benefit of $100,933. For the year ended October 31, 2004 the Fund recorded a tax provision of $78,927. The provision for income taxes was comprised of the following:

	Year Ended

	October 31,	October 31,
	2005	2004

Current tax expense:
Federal	$92,892	$134,201
State	22,152	32,004

Total current tax expense	115,044	166,205
Deferred tax benefit:
Federal	(174,390)	(70,472)
State	(41,587)	(16,806)

Total deferred tax benefit	(215,977)	(87,278)

Total tax (benefit) provision	$(100,933)	$78,927

      A reconciliation between the taxes computed at the federal statutory rate and our effective tax rate for MVCFS for the fiscal year ended October 31, 2005 is as follows:

Year Ended
October 31,
2005

Federal statutory tax rate	34.00%
Permanent difference	(0.54)%
State taxes, net of federal tax benefit	4.87%
Valuation allowance for deferred tax assets	—
Other, net	—

Effective income tax rate	38.33%

      Primarily due to the amortization of loan origination fees, deferred income tax balances for MVCFS reflect the impact of a temporary difference between the carrying amount of assets and liabilities and their tax bases and are stated at tax rates expected to be in effect when taxes are actually paid or recovered. The components of our deferred tax assets and liabilities for MVCFS as of October 31, 2005 and October 31, 2004 were as follows:

	October 31,	October 31,
	2005	2004

Deferred tax assets:
Deferred tax assets	$303,255	$87,278

Total deferred tax assets	$303,255	$87,278
Valuation allowance	—	—

Net deferred tax assets	$303,255	$87,278
Deferred tax liabilities:
Deferred tax liabilities	—	—

Total deferred tax liabilities	—	—
Net deferred tax assets	$303,255	$87,278

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)

Valuation Allowance
      No valuation allowance was deemed necessary since the significant portion of temporary differences resulting in deferred tax assets are considered fully realizable.

16.	Segment Data —
      The Fund’s reportable segments are its investing operations as a business development company, MVC Capital, Inc. (“MVC”), and the financial advisory operations of its wholly owned subsidiary, MVC Financial Services, Inc. (“MVCFS”).
      The following table presents book basis segment data for the year ended October 31, 2005:

	MVC	MVCFS	Consolidated

Interest and dividend income	$9,434,247	$23,269	$9,457,516
Fee income	160,599	1,648,508	1,809,107
Other income	932,761	—	932,761
Total operating income	10,527,607	1,671,777	12,199,384
Total operating expenses	6,238,086	266,863	6,504,949
Net operating income before taxes	4,289,521	1,404,914	5,694,435
Tax expense (benefit)	—	(100,933)	(100,933)
Net investment income	4,289,521	1,505,847	5,795,368
Net realized gain (loss) on investments and foreign currency	(3,295,550)	—	(3,295,550)
Net change in unrealized appreciation on investments	23,768,366	—	23,768,366
Net increase in net assets resulting from operations	$24,762,337	$1,505,847	$26,268,184
      In all periods prior to July 16, 2004, all business was conducted through MVC Capital, Inc.

17.	Submission of Matters to a Vote of Security Holders
      No matters were submitted to shareholders during the fourth quarter of 2005.

18.	Subsequent Events — (Unaudited)
      On November 30, 2005, the Fund provided approximately $4.1 million in equity and $7.5 million in mezzanine financing to Turf Products, LLC (“Turf Products”) as part of Turf Product’s recapitalization in conjunction with its acquisition of substantially all of the assets of Turf Products Corporation. The mezzanine financing has a five year term and bears interest at 15%.
      On December 14, 2005, the Fund purchased a $5 million loan assignment from Guggenheim Corporate Funding, LLC. The borrower is Strategic Outsourcing, Inc. The loan has a 5 year term and bears interest at LIBOR plus 5.25%
      On December 20, 2005, the Fund’s Board of Directors declared a $0.12 per share dividend. The dividend is payable on January 31, 2006 to shareholders of record on December 30, 2005. The ex-dividend date will be December 28, 2005. This dividend is the fourth dividend declared by the Fund and the third consecutive $0.12 per share quarterly dividend since the Fund established its dividend policy in July 2005.
      On December 21, 2005, Integral prepaid its senior credit facility from the Fund in full. The amount of proceeds the Fund received from the repayment was approximately $850,000. This amount included all

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
outstanding principal and accrued interest. Under the terms of the early repayment, the Fund returned its warrants to Integral for no consideration.
      On December 22, 2005, the Fund extended to Baltic a $1.8 million revolving bridge note. The note bears interest at 12% and had a maturity date of January 31, 2006. Baltic immediately drew $1.5 million from the facility. On January 12, 2006, Baltic repaid the revolving bridge loan in full including all unpaid interest. The revolver matured on January 31, 2006 and has been removed from the Fund’s books.
      From December 23, 2005 through January 19, 2006 the Fund purchased an additional 84,816 shares of Dakota common stock at an average price of $5.21 per share or approximate purchase price of $442,000. The additional shares purchased have increased the Fund’s holdings in Dakota to 993,907 shares.
      Effective December 27, 2005, the Fund converted $286,200 of Timberland junior revolving line of credit into 28.62 shares of common stock at a price of $10,000 per share. As a result, the Fund now owns 478.62 common shares and the funded debt under the junior revolving line of credit has been reduced from $3.25 million to approximately $2.96 million.
      Effective December 31, 2006, the Fund received 373,362 shares of Series E Preferred Stock of Process Claims in exchange for its rights under a warrant issued by ProcessClaims that has been held by the Fund since May 2002. On January 5, 2006, the Fund’s Valuation Committee determined to increase the fair value of the Fund’s entire investment in ProcessClaims by $3.3 million.
      On January 3, 2006, the Fund exercised its warrant ownership in Octagon for no cost which increased its existing membership interest in Octagon.
      On January 5, 2006, the Fund’s investment in Yaga was removed from the Fund’s books. As a result, a realized loss of approximately $2.3 million was recognized which was offset by a reduction in unrealized loss by the same $2.3 million. Therefore, the net effect of the removal on the Fund’s consolidated statements of operations was zero.
      On January 12, 2006, the Fund extended to SGDA a $300,000 bridge loan. The note bears interest at 7% and has a maturity date of April 30, 2006.
      On January 27, 2006, the Fund borrowed $10 million from its revolving credit facility with LaSalle Bank N.A.
      On January 30, 2006, the Fund purchased a $5 million in loan assignments from Guggenheim. The borrower is Henry Company, a manufacturer and distributor of building products and specialty chemicals. The $3 million term loan A bears interest at LIBOR plus 3.5% and matures on April 6, 2011. The $2 million term loan B bears interest at LIBOR plus 7.75% and also matures on April 6, 2011.
      Effective January 31, 2006, as part of its regular quarter-end review, the Fund’s Valuation Committee determined to increase the fair values of the Fund’s investments in the following four portfolio companies by an aggregate amount of approximately $7.7 million or $.41 per share: Octagon, Baltic, Dakota and Vitality.
      On February 1, 2006, Octagon drew $250,000 from the credit facility provided to it by the Fund. The facility was repaid in full including, all accrued interest on February 23, 2006.
      Also on February 1, 2006, the Fund provided $8 million in equity and a $7 million bridge loan to SIA BM Auto an automotive distributor incorporated in Latvia. The bridge loan bears interest at 12% and has a maturity date of April 3, 2006.
      On February 20, 2006, Robert Everett notified the Fund that he determined to resign from the Fund’s board of directors, effective immediately, to pursue other opportunities. Mr. Everett’s resignation did not involve a disagreement with the Fund on any matter.

MVC Capital, Inc.
Notes to Consolidated Financial Statements — (Continued)
      On February 23, 2006, in accordance with the nomination and recommendation of the Fund’s Nominating/ Corporate Governance/ Strategy Committee, Mr. William E. Taylor was appointed to serve on the Fund’s board of directors. Mr. Taylor was also appointed to serve on the Audit Committee and Nominating/ Corporate Governance/ Strategy Committee of the Fund’s board of directors. From 1976 through May, 2005, Mr. Taylor was a Partner at Deloitte & Touche.
      On February 24, 2006, BP Clothing, LLC repaid its second lien loan from the Fund in full. The amount of the proceeds received from the prepayment was approximately $8.7 million. This amount included all outstanding principal, accrued interest, accrued monitoring fees and an early prepayment fee.

Report of Independent Registered Accounting Firm
To the Board of Directors and Shareholders of MVC Capital, Inc.:
      We have audited the accompanying consolidated balance sheets of MVC Capital, Inc. (the “Fund”), including the consolidated schedule of investments, as of October 31, 2005 and 2004, and the related consolidated statements of operations, cash flows and changes in net assets, and the selected per share data and ratios for each of the three years in the period ended October 31, 2005. Our audits also included the financial statement schedule listed in the Index at Item 15(a)(2). These financial statements, the selected per share data and ratios and schedule are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements, selected per share data and ratios and schedule based on our audits. The selected per share data and ratios for the years ended October 31, 2002 and 2001, were audited by other auditors whose report expressed an unqualified opinion on those selected per share data and ratios.
      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the consolidated financial position of MVC Capital, Inc. at October 31, 2005 and 2004, and the consolidated results of their operations, cash flows and their changes in net assets for each of the three years in the period ended October 31, 2005 and the selected per share data and ratios for each of the indicated periods, in conformity with U.S. generally accepted accounting principles. Also, in our opinion, the related financial statement schedule, when considered in relation to the basic financial statements taken as a whole, presents fairly in all material respects the information set forth therein.
      We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of MVC Capital, Inc.’s internal control over financial reporting as of October 31, 2005, based on criteria established in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission and our report dated December 16, 2005 expressed an unqualified opinion thereon.

Ernst & Young LLP
New York, New York
December 16, 2005

Schedule 12-14
MVC Capital, Inc. and Subsidiary
Schedule of Investments in and Advances to Affiliates

		Amount of Interest or
		Dividends Credited
				October 31,	Gross	Gross	October 31,
Portfolio Company	Investment(1)	To Income(5)	Other(2)	2004 Value	Additions(3)	Reductions(4)	2005 Value

Companies More than 25% owned
Baltic Motors Corporation	Loan	456,250	—	4,500,000	—	—	4,500,000
(Automotive Dealership)	Common Stock	—	—	6,000,000	1,500,000	—	7,500,000
Ohio Medical Corporation	Common Stock	—	—	—	17,000,000	—	17,000,000
(Medical Device Manufacturer)
SGDA Sanierungsgesellschaft fur Deponien und Altlasten	Loan	263,103	—	—	4,304,560	—	4,304,560
(Soil Remediation)	Revolver	23,624	—	—	1,237,700	—	1,237,700
	Equity Interest	—	—	—	315,000	—	315,000
Timberland Machines & Irrigation, Inc.	Loan	1,048,624	—	6,042,164	276,520	—	6,318,684
(Distributer — Landscaping & Irrigation Equipment)	Revolver	194,374	—	—	4,500,000	(1,250,000)	3,250,000
	Common Stock	—	—	4,500,000	—	—	4,500,000
	Warrants	—	—	—	—	—	—
Vendio Services, Inc.	Common Stock	—	—	—	—	—	—
(Technology)	Preferred Stock	—	—	1,134,001	1,565,999	—	2,700,000
Vestal Manufacturing Enterprises, Inc.	Loan	115,833	—	1,000,000	—	(100,000)	900,000
(Iron Foundries)	Common Stock	—	—	450,000	3,250,000	—	3,700,000
Total companies more than 25% owned		$2,101,808					$56,225,944
Companies More than 5% owned, but less than 25%
Dakota Growers Pasta Company, Inc.	Common Stock	—	—	5,000,000	514,000	—	5,514,000
(Manufacturer of Packaged Food)
Endymion Systems, Inc.	Preferred Stock	—	—	—	—	—	—
(Technology Investments)
Impact Confections, Inc.	Loan	867,755	—	5,000,000	228,826	—	5,228,826
(Confections Manufacturing & Distribution)	Loan	6,286	—	—	325,000	—	325,000
	Common Stock	—	—	2,700,000	—	—	2,700,000
Phosister Technologies, Inc.	Preferred Stock	—	—	—	—	—	—
(Technology)
ProcessClaims, Inc.	Preferred Stock	—	—	2,000,000	—	—	2,000,000
(Technology)	Preferred Stock	—	—	400,000	—	—	400,000
	Warrants	—	—	—	—	—	—
ShopEaze Systems, Inc.	Preferred Stock	—	—	—	—	—	—
(Technology)
Sonexis, Inc.	Common Stock	—	—	—	—	—	—
(Technology)
Sygate Technologies, Inc.	Preferred Stock	—	—	5,500,000	8,900,000	(14,400,000)	—
(Technology)
Vitality Foodservice, Inc.	Common Stock	—	—	5,000,000	—	—	5,000,000
(Non-Alcoholic Beverages)	Preferred Stock*	1,346,760	—	10,000,000	517,984	—	10,517,984
	Warrants	—	—	—	700,000	—	700,000
Yaga, Inc.	Preferred Stock	—	—	—	—	—	—
(Technology)	Preferred Stock	—	—	—	—	—	—
Total companies more than 5% owned, but less than 25%		$2,220,801					$32,385,810

(1)	Common stock, preferred stock, warrants, options and equity interests are generally non-income producing and restricted. The principal amount for loans and debt securities and the number of shares of common and preferred stock is shown in the consolidated schedule of investments as of October 31, 2005.

(2)	Other includes interest, dividend, or other income which was applied to the principal of the investment and therefore reduced the total investment. These reductions are also included in the Gross Reductions for the investment, as applicable.

(3)	Gross additions include increases in the cost basis of investments resulting from new portfolio investments, paid-in-kind-interest or dividends, the amortization of discounts and closing fees, and the exchange of one or more existing securities for one or more new securities. Gross additions also includes net increases in unrealized appreciation or net decreases in unrealized depreciation.

(4)	Gross reductions include decreases in the cost basis of investments resulting from principal collections related to investment repayments or sales and the exchange of one or more existing securities for one or more new securities. Gross reductions also include net increases in unrealized depreciation or net decreases in unrealized appreciation.

(5)	Represents the total amount of interest or dividends credited to income for the portion of the year an investment was included in the companies more than 25% owned or companies 5% to 25% owned categories, respectively.

*	All or a portion of the dividend income on this investment was or will be paid in the form of additional securities or by increasing the liquidation preference. Dividends paid-in-kind are also included in the Gross Additions for the investment, as applicable.
      This schedule should be read in conjunction with the Fund’s consolidated financial statements as of and for the year ended October 31, 2005, including the consolidated schedule of investments.
      In addition, there may be additional information not provided in a schedule because (i) such information is not required or (ii) the information required has been presented in the aforementioned financial statements.